As filed with the Securities and Exchange Commission on November 4, 2026

Securities Act File No. 333-298862

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

(Check appropriate box or boxes)

Pre-Effective Amendment No. 2	[X]
Post-Effective Amendment No.	[ ]

ASA GOLD AND PRECIOUS METALS LIMITED

(Exact name of Registrant as specified in charter)

190 Middle Street, Suite 301

Portland, ME 04101

(Address of Principal Executive Offices)

Registrant’s telephone number, including Area Code: (207) 347-2000

Paul Kazarian

Principal Executive Officer and President

ASA Gold and Precious Metals Limited

190 Middle Street, Suite 301

Portland, ME 04101

(Name and address of agent for service)

COPIES TO:

George Silfen

Alston & Bird LLP

90 Park Avenue

New York, NY 10016

(212) 905-9106

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective and the transactions described in the enclosed Proxy Statement/Prospectus are completed.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

ASA GOLD and PRECIOUS METALS LIMITED

190 Middle Street, Suite 301

Portland, ME 04101

(207) 347-2000

November 9, 2026

Dear Shareholder:

You are cordially invited to attend the 2026 Annual General Meeting of Shareholders (the “Annual Meeting”) of ASA Gold and Precious Metals Limited (“We” or the “Company”), to be held on December 11, 2026 at 9:00 a.m., Eastern Time, at https://www.virtualmeetingportal.com/asa/2026.

At the Annual Meeting, shareholders of the Company will be asked to consider and vote on regular Annual Meeting matters as well as on a number of significant proposals that would convert the Company from a registered closed-end investment company organized in Bermuda that is focused on the gold and precious-metals sector into a domestic business development company (“BDC”) focused on credit-oriented investments (and not on the gold sector). In short, the proposals would:

•	eliminate the current gold-focused investment strategy of the Company so as to allow the Company to pursue an income-oriented, credit-focused investment strategy;

•	replace the current investment management structure so that Saba Capital Management, L.P. (“Saba”) would be the investment adviser to the Company;

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introduce a new fee/expense structure, including a new incentive fee based on income and an incentive fee based on capital gains. To date, we have not been subject to any incentive fees. The attached Proxy Statement/Prospectus includes a detailed comparison of our current fees/expenses versus those that would apply under the new structure; and

•

reorganize the Company into a domestic Delaware corporation in lieu of our current foreign Bermuda organization and, as a result, some of the corporate rights currently available to Company shareholders would be changed. A comparison of shareholder rights under the current Bermuda-based structure versus the proposed Delaware BDC structure is included in the Proxy Statement/Prospectus.

We refer to the implementation of these proposals as the “BDC Conversion”. Broadly speaking, BDCs are a specialized type of closed-end investment company that invest at least 70% of their assets in U.S. private and micro-cap operating companies. A comparison of registered closed-end funds (our current status) and BDCs is also included in the accompanying Proxy Statement/Prospectus.

Section I of the Proxy Statement/Prospectus describes the BDC Conversion and the BDC Conversion-related proposals, including a proposal to enter into an advisory agreement with Saba to manage our Company as a BDC and a proposal to eliminate the fundamental Gold Policy. The tax consequences of the Company converting to a domestic BDC are also detailed in Section I of the accompanying Proxy Statement/Prospectus. Shareholders should consult their own tax advisors regarding the tax consequences of the BDC Conversion in light of their particular circumstances. If these proposals are approved, the Company’s name would be changed to Saba BDC, Inc.

In short, after careful consideration of the Company’s current structure, investment mandate, historical trading discount to net asset value (the “NAV”) and available strategic alternatives, the Board believes the

BDC Conversion is in the best interests of the Company and its Shareholders for the reasons set forth in the accompanying Proxy Statement/Prospectus. In particular, the Board believes the BDC Conversion would:

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broaden and diversify the Company’s investment opportunities by eliminating its dependence on the gold and precious-metals sector and providing exposure to a wider range of sectors, businesses and investment opportunities;

•	provide the Company with a new strategy designed to generate an attractive and recurring level of high income for Shareholders;

•

eliminate operational, legal and tax complexities associated with the Company’s current status as a Bermuda-based investment company and allow the Company to operate under a more efficient U.S.-domiciled RIC tax structure;

•	provide a management and investment structure the Board believes is better positioned to create long-term value for Shareholders; and

•

better position the Company to address its persistent trading discount to NAV, which the Board believes may benefit from the Company’s broader investment mandate, income-oriented strategy, U.S. domicile and simplified tax structure.

For these reasons, the Board believes the BDC Conversion provides a compelling opportunity to reposition the Company for the future and enhance its ability to deliver long-term value to Shareholders.

Section II of the Proxy Statement/Prospectus describes the regular proposals to be considered at our Annual Meeting, including the election of our Directors.

Your vote will be important, regardless of the number of shares you own. As you may be aware, a dissident Shareholder, Axel (Alexander) Merk (the “Dissident Shareholder”), has stated his intention to solicit proxies in opposition of nearly all the proposals at the Annual Meeting. Whether or not you expect to attend the Annual Meeting, please vote promptly by completing, signing and returning the enclosed BLUE proxy card or by following the telephone or internet voting instructions provided with your proxy materials.

We strongly encourage you to (1) read the accompanying Proxy Statement/Prospectus carefully, including the “Risks Relating to the BDC Conversion,” and vote FOR each proposal using the enclosed BLUE proxy card and (2) not return any WHITE proxy card sent to you by the Dissident Shareholder. If you vote, or have already voted, using a WHITE proxy card sent to you by the Dissident Shareholder, you can subsequently revoke it by completing, signing and returning the BLUE proxy card or by voting by telephone or over the Internet pursuant to the instructions provided on such BLUE proxy card. Only your latest-dated proxy will count—any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying Proxy Statement/Prospectus.

If you have any questions or require any assistance voting your shares on the BLUE proxy card, please call the Company’s proxy solicitor, Campaign Management, toll-free by phone at 1-844-264-9255 or by email at info@campaign-mgmt.com.

Sincerely yours,

Paul Kazarian
Chair of the Board, Principal Executive Officer, and President

Please give all of this information your careful attention. It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to promptly complete, sign, and return the enclosed BLUE proxy card as soon as possible. You may also vote your shares via the Internet or by telephone as discussed in the Proxy Statement/Prospectus. Returning a signed BLUE proxy card or authorizing a proxy by telephone or via the Internet to vote your shares will not prevent you from voting your shares during the webcast if you subsequently choose to attend the Annual Meeting, but your presence (without further action) at the virtual Meeting will not in itself constitute a revocation of a previously delivered proxy.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

While the Company strongly encourages you to read the full text of the enclosed Proxy Statement/Prospectus, the Company is providing the following brief overview of the proposals in the accompanying Proxy Statement/Prospectus in “question and answer” format, to help you better understand and vote on these proposals. Your vote is important. Please vote.

Question:	Why are you sending me this information?
Answer:

You are receiving these materials because as of the close of business on October 21, 2026 (the “Record Date”) you owned shares of ASA Gold and Precious Metals Limited (the “Company”) and, as a result, have the right to vote on proposals relating to the Company at the Annual General Meeting of Shareholders (the “Annual Meeting”) to be held on December 11, 2026 at 9:00 a.m., Eastern Time.

Question:	Is this Annual Meeting different than a typical Annual Meeting?
Answer:

Yes. In addition to conducting the Company’s regular annual business (including the annual election of directors and ratifying the Company’s independent auditors), you will be asked to consider several “BDC Conversion”-related proposals regarding the proposed conversion of the Company from a Bermuda-domiciled, registered closed-end investment company focused on the gold and precious-metals sector into a Delaware-domiciled, closed-end management investment company that will elect to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). See “What is a BDC?” below for more information.

Question:	What is the BDC Conversion?
Answer:	The “BDC Conversion” refers to the proposed conversion under which ASA would:

•	discontinue from Bermuda and domesticate as a Delaware corporation (and change its name to Saba BDC, Inc.);

•	cease its registration as a closed-end investment company and, instead, elect to be regulated as a BDC under the 1940 Act;

•	elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes;

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adopt an externalized management structure, under which the Company would retain Saba Capital Management, L.P. (“Saba”) to manage the BDC (and the Company would no longer be internally-managed by the Investment Committee of the Board of Directors); and

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eliminate the current gold-focused fundamental policy requiring at least 80% of the Company’s assets to be invested in gold and precious metals-related investments and adopt an income-oriented investment strategy, primarily focused on credit and other investments that are qualifying assets for BDCs under the 1940 Act.

Question:	What proposals will be acted upon at the Annual Meeting?
Answer:

At the Annual Meeting, you will be asked to vote on five proposals:

(i) to approve a proposed investment advisory agreement with Saba (the “New Management Agreement”), which would take effect only if the BDC Conversion is completed;

(ii) to approve the elimination of the Company’s fundamental investment policy relating to investments in the gold and precious-metals sector, which would take effect only if the BDC Conversion is completed;

(iii) to approve, by separate votes, the elimination of each of the Company’s other fundamental investment policies;

(iv) to elect the Company’s Board of Directors (the “Board”); and

(v) to ratify and approve the appointment of Tait, Weller & Baker LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2026, and to authorize the Audit and Ethics Committee of the Board to set the independent auditors’ remuneration.

Question:	How does the Board recommend that I vote?
Answer:

After careful consideration, the Board, including all of the directors who are not “interested persons” of the Company as that term is defined under Section 2(a)(19) of the 1940 Act, recommends that you vote FOR each proposal using the enclosed BLUE proxy card.

Question:	Has the Company been notified that a Shareholder intends to solicit proxies in opposition to the proposals at the Annual Meeting?
Answer:

Yes. Axel (Alexander) Merk (the “Dissident Shareholder”), has stated his intention to solicit proxies in opposition of nearly all the proposals at the Annual Meeting. The Board unanimously recommends a vote FOR each proposal using the enclosed BLUE proxy card. The Company is not responsible for the accuracy of any information provided by the Dissident Shareholder contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Dissident Shareholder or any other statements that the Dissident Shareholder may make.

Question:	What should I do if I receive a WHITE proxy card from the Dissident Shareholder?
Answer:

The Board recommends that you disregard it. If the Dissident Shareholder proceeds with his solicitation, you may receive proxy solicitation materials from the Dissident Shareholder, including an opposition proxy statement and WHITE proxy card. If you vote, or have already voted, using the WHITE proxy card, you have every right to change your vote by completing, signing and returning the BLUE proxy card or by voting by telephone or over the Internet pursuant to the instructions provided on such BLUE proxy card. Only the latest-dated proxy you submit will be counted.

A vote on the WHITE proxy card, even a vote FOR any proposal, will result in the revocation of any previous vote you may have cast on the Company’s BLUE proxy card. If you wish to vote pursuant to the recommendation of the Board, you should disregard any proxy card that you receive, including any WHITE proxy cards received from the Dissident Shareholder, other than the BLUE proxy card.

If you have any questions or require any assistance voting your shares on the BLUE proxy card, please call the Company’s proxy solicitor, Campaign Management, toll-free by phone at 1-844-264-9255 or by email at info@campaign-mgmt.com.

Question:	What is a BDC?
Answer:

BDCs are a type of closed-end investment company. Key features of a BDC include:

(i) Investment requirement: At least 70% of BDC’s assets must be invested in certain permitted investments listed in Section 55(a) of the 1940 Act (the “Qualifying Assets”), which generally include U.S.-based, private operating companies.

(ii) Limits on borrowing and conflicts: BDCs are subject to various provisions of the 1940 Act relating to, among other things, restrictions on transactions with certain related persons, limitations on acquisition of assets other than Qualifying Assets and limitations on the issuance of senior securities, i.e., limitations on the use of leverage (though the limitations on BDCs are less restrictive than those applicable to registered investment companies).

(iii) Reporting: BDCs file quarterly reports on Form 10-Q and annual reports on Form 10-K, like other public companies.

For a more detailed description of the regulations applicable to BDCs, see “Regulation as a Business Development Company” in Section I of this Proxy Statement/Prospectus.

Question:	Is shareholder approval necessary to implement the BDC Conversion?
Answer:

Yes. The BDC Conversion will happen only if shareholders approve both (i) the New Management Agreement with Saba (Proposal 1), and (ii) the elimination of the Company’s fundamental investment policy relating to investments in the gold and precious-metals sector (the “Gold Policy”) (Proposal 2). We refer to these two proposals together as the “BDC Conversion Proposals.”

Question:	Will my share holdings change as a result of the BDC Conversion?
Answer:

No. Upon effectiveness of the BDC Conversion, the Company’s name would change to Saba BDC, Inc. (“BDC NewCo”). BDC NewCo is expected to be the same continuing entity for corporate purposes as ASA but governed by Delaware law instead of Bermuda law, and each issued and outstanding share of ASA will automatically become, as applicable, one share of common stock, par value $0.001 per share, without any action by shareholders of ASA. Subject to applicable regulatory and exchange approvals, the shares of BDC NewCo are expected to continue trading on the New York Stock Exchange under the new ticker symbol “SBDC.”

Question:	What happens if shareholders do not approve either of the BDC Conversion Proposals?
Answer:

The BDC Conversion will not take place. The Company would continue to be managed internally pursuant to the current gold and precious-metals focused investment strategy and the Board would consider alternative longer-term management arrangements for the Company and re-assess the Company’s strategic direction.

Question:	Why is the BDC Conversion being pursued by the Company?
Answer:

As a result of a strategic review by the Board and its independent Special Committee, the Board determined that it is in the best interests of the Company and its shareholders to implement the BDC Conversion for the following key reasons, among others:

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broaden and diversify the Company’s investment opportunities by eliminating its dependence on the gold and precious-metals sector and providing exposure to a wider range of sectors, businesses and investment opportunities;

•	provide the Company with a new strategy designed to generate an attractive and recurring level of high income for Shareholders;

•

eliminate operational, legal and tax complexities associated with the Company’s current status as a Bermuda-based investment company and allow the Company to operate under a more efficient U.S.-domiciled RIC tax structure;

•	provide a management and investment structure the Board believes is better positioned to create long-term value for Shareholders; and

•

better position the Company to address its persistent trading discount to net asset value (NAV), which the Board believes may benefit from the Company’s broader investment mandate, income-oriented strategy, U.S. domicile and simplified tax structure.

For a more detailed description of the Board’s reasons for pursuing the BDC Conversion, see “Background and Reasons for the BDC Conversion” in Section I of this Proxy Statement/Prospectus.

Question:	Will the Company continue to focus on gold and precious metals investments following the BDC Conversion?
Answer:

No. The Gold Policy currently requires that at least 80% of the Company’s total assets be invested in gold and precious-metals-related investments. If shareholders approve removing the Gold Policy (Proposal 2) and the BDC Conversion is completed, the Company would instead focus mainly on generating income through private credit and other investments permitted for BDCs. See “Proposal 2” in Section I of this Proxy Statement/Prospectus for more information.

Question:	What will be the investment objective and strategy of the Company upon the BDC Conversion?
Answer:	Upon the BDC Conversion, the Company’s investment objective will be to generate attractive current income, and to a lesser extent, long-term capital appreciation. The Company would seek to:

• Originate and invest in first-lien senior secured and unitranche loans (which combine characteristics of senior and subordinated debt, generally in a single first-lien loan facility) of private U.S. middle-market companies. To a lesser extent, the Company may invest in riskier loans that are repaid after other debts (“second-lien” or “subordinated” loans) and other debt and equity or equity-related securities.

• Invest in other types of financings, such as real estate-backed lending and asset-based and other specialty finance lending.

• Invest in other investments intended to help the Company achieve its investment objective. BDCs may generally invest up to 30% of their assets in investments that are not Qualifying Assets under Section 55(a) of the 1940 Act. Subject to that limit, the Company expects to also invest a minority portion of its portfolio in debt and equity securities of public and private companies, including but not limited to U.S. and non-U.S. closed-end funds, special purpose acquisition companies, reinsurance, private funds, real estate investment trusts and other public and private equity and debt instruments.

 The Company expects that most of its debt investments will be rated below investment grade by rating agencies or, if unrated, would be rated below investment grade if they were rated. Investments of this type are commonly referred to as “junk” and are considered inherently speculative with respect to the issuer’s ability to pay interest and repay principal. The Company may also use derivatives, including total return swaps, credit default swaps, options and futures, to enhance returns, reduce portfolio risk, and/or reduce portfolio exposures of remaining legacy gold-related investments. Derivatives create additional risks, including the risk that a derivative position is imperfectly correlated with the underlying reference, the risk that a counterparty will fail to perform its obligations, the risk that a hedging strategy will fail to mitigate losses, the risk that losses may exceed the amount invested, and liquidity, pricing and volatility risks. See “Risk Factors – We may use derivatives, which involve additional and heightened risks” and “Investment Objectives and Policies” in Section I of this Proxy Statement/Prospectus for more information.

Question:	What will happen to the Company’s existing gold and precious metals portfolio?

Answer:

As part of its plans to effectuate the BDC Conversion, the Company expects to reposition its portfolio by selling substantially all of its present gold-focused holdings. The Company expects to consider a number of factors in determining the pace and extent of portfolio sales, including market conditions, the liquidity of the holdings, trading costs, the expected timing and subscription interest in potential tender offers described below, the availability of attractive investments consistent with the BDC’s investment objective, and the U.S. federal income tax consequences to the Company and its stockholders. In that regard, gain recognized on sales before the BDC Conversion generally is not expected to be subject to U.S. federal income tax at the Company level, but may have U.S. federal income tax consequences for certain U.S. Holders, while gain recognized on certain sales after the BDC Conversion may be subject to corporate-level tax, which would be borne indirectly by all stockholders. See “Federal Income Tax Consequences of the BDC Conversion — PFIC Status of ASA Prior to the BDC Conversion,” “— Section 367(b) Inclusion” and “— Built-In Gains Tax Following the BDC Conversion.” Taking these factors into account, BDC NewCo may retain a portion of its gold-focused holdings for a period of time following the BDC Conversion, which could be up to several years. Retaining these holdings could affect the BDC’s ability to achieve its investment objective and its returns while the holdings remain in the portfolio. During this period, Saba intends to consider using hedging and other risk management transactions to help mitigate the impact of the retained holdings on the BDC’s performance. There can be no assurance that any such transactions will be available on acceptable terms or will be effective, and they may involve costs and risks of their own. See “Risk Factors - Repositioning the Company's portfolio in connection with the BDC Conversion may result in transaction costs and adverse tax consequences, may occur at disadvantageous times or prices, and may take an extended period to complete,” and “Risk Factors - We may use derivatives, which involve additional and heightened risks.”

The Board continues to consider the possibility of pursuing one or more partial tender offers sometime following the Annual Meeting assuming the shareholders approve the relevant proposals at the Annual Meeting. No decisions have been made and no specific terms have been discussed. If a cash tender is conducted and fully subscribed, then it could increase the amount of necessary portfolio dispositions. As a result of this uncertainty, as well as other relevant factors discussed earlier, it is especially difficult to estimate the actual expected costs of repositioning the portfolio. For illustration purposes only, if 90 percent of the gold portfolio is sold, it is presently estimated that it could result in approximately $3-4 million in trading costs borne by the Company or 0.25-0.33% of its total assets. It is presently estimated that this selling could generate approximately $370 million of realized capital gains or $20.43 per share. If 70 percent is sold, it is presently estimated that it could result in approximately $2.56 million in trading costs borne by the Company or 0.21% of its total assets. It is presently estimated that this selling could generate approximately $287 million of realized capital gains or $15.89 per share. These are just estimates and actual sales levels, trading costs and realized gains may differ materially from the illustrative examples. As mentioned, other factors that could materially impact the extent and costs of portfolio repositioning include market conditions and market prices of the underlying gold portfolio holdings.

Question:	When is the BDC Conversion expected to be completed?
Answer:

If shareholders approve the BDC Conversion Proposals, the BDC Conversion is expected to occur in December 2026. Completion of the BDC Conversion is subject to the satisfaction or waiver of a number of conditions, including shareholder approval of the New Management Agreement and the elimination of the Gold Policy, the effectiveness of the registration statement of which this Proxy Statement/Prospectus forms a part, completion of the corporate actions necessary to discontinue the Company from Bermuda and domesticate it in Delaware, and the New York Stock Exchange approving the listing of BDC NewCo’s common shares. Following the BDC Conversion, BDC NewCo’s common shares are expected to trade on the New York Stock Exchange under the new ticker symbol “SBDC.” If the NYSE approval is not obtained, the BDC Conversion will not be completed and the Board will consider what other actions, if any, may be in the best interests of shareholders, including listing the Company’s shares on an alternative exchange.

Question:	Who will manage the Company upon the BDC Conversion?
Answer:

If shareholders approve the New Management Agreement, Saba will serve as the Company’s external investment adviser and will be responsible, subject to Board oversight, for identifying and evaluating investment opportunities, negotiating and structuring investments, monitoring the portfolio, managing dispositions, and providing administrative or other services specified in the New Management Agreement. See “Proposal 1” in Section I of this Proxy Statement/Prospectus for more information.

Question:	Why did the Board select Saba to manage the Company?
Answer:

The Board, with the director affiliated with Saba having recused himself (the “Unaffiliated Board”), recommended the selection of Saba as the Company’s new investment manager following a request for proposals (RFP) process undertaken by the Special Committee (with assistance from its financial advisor). The Unaffiliated Board, including the Special Committee, believes the retention of Saba, in light of its investment capabilities and experience, better positions the Company (following the BDC Conversion) to achieve improved risk-adjusted returns and enhanced value for shareholders. In evaluating Saba, the Board reviewed the capabilities and experience of the proposed portfolio management team and also accorded some weight to Saba’s retention of Ellington as a consultant to Saba to source and diligence certain investment opportunities that may be appropriate for one or more Saba clients, including the Company, and to provide certain related support services to Saba, enabling the Company to potentially access an additional pipeline of investment opportunities. The Board also considered Saba’s plans seeking to address the net asset value (NAV) discount. The Board concluded that it was satisfied with the nature, extent and quality of services proposed to be provided to the Company by Saba under the proposed New Management Agreement. See “Board Consideration of the Approval of the New Management Agreement” in Section I of this Proxy Statement/Prospectus for more information.

Question:	Are there potential conflicts of interest because Saba will advise the Company and is the Company’s largest shareholder?
Answer:

Yes. Saba and its affiliates are the Company's largest shareholder and, as a result, have significant influence over the outcome of matters submitted to a vote of shareholders. If the BDC Conversion is completed, Saba will also receive advisory and incentive fees as the Company’s investment adviser. This combination of substantial share ownership and the advisory relationship can present a material conflict of interest. The interests of Saba and its affiliates, in their capacity as our largest shareholder and as our adviser, may differ from, or conflict with, the interests of our other shareholders, including with respect to the terms of the advisory arrangements, the strategic direction of the Company, the use of leverage, and the resolution of the matters described in this Proxy Statement/Prospectus. While certain transactions and arrangements will be subject to the oversight of the Board (including the Independent Directors) and to the requirements of the 1940 Act, there can be no assurance that these conflicts will be resolved in a manner favorable to our other shareholders, and Saba's large stake in our Company could deter or impede transactions or changes that other shareholders might consider to be in their best interests. Notwithstanding the foregoing, Saba, as a U.S.-registered investment adviser, would have fiduciary duties to the Company as its investment adviser. In this regard, Saba has policies and procedures in place to help assure that its actions on behalf of the Company are in the Company’s best interests.

Question:	What will be the fees and expenses of the Company upon the BDC Conversion?
Answer:

The Company paid its prior investment adviser a management fee only and does not pay an incentive fee. Under the New Management Agreement, the Company will pay Saba a quarterly base management fee and an incentive fee.

•

Base management fee. For the first 12 months following the effective date of the New Management Agreement (the “Fee Grace Period”), the base management fee shall be equal to the lesser of (i) $2,000,000 (on an annualized basis) and (ii) an annualized rate of 0.50% of the Company’s net assets. Following the first 12 months, the base management fee is payable quarterly in arrears at an annual rate of 1.50% of the value of the Company’s gross assets (excluding cash and cash items). Although the Company is currently not subject to any management fee because it is being internally managed, under the prior management agreement with Merk Investments LLC, the contractual fee rate was 0.70% of the average daily net assets of the Company.

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Incentive fee. The incentive fee consists of two components: (i) income fee. No Income Fee is payable in any quarter in which the Company’s pre-incentive fee net investment income does not exceed a hurdle rate of 1.5% per quarter (6.0% annualized). Saba receives 100% of the Company’s pre-incentive fee net investment income that exceeds the hurdle rate but is less than or equal to 1.8182% per quarter (7.2728% annualized) (the “catch-up”) and then 17.5% of the Company’s pre-incentive fee net investment income that exceeds 1.8182% per quarter (7.2728% annualized); and (ii) capital gains fee. Once a year, Saba receives 17.5% of the Company’s cumulative realized capital gains, net of cumulative realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. The income incentive fee may be paid to Saba even when the Company’s net asset value declines, its total return is negative, or the Company does not actually receive cash interest payment from portfolio companies. As a result, the new fee structure may result in higher overall costs for shareholders than the fees paid to the prior investment adviser, particularly after the Fee Grace Period ends and if the performance targets are met.

In addition, BDC NewCo will bear its operating expenses, which would cover many of the types of operating expenses currently paid for by the Company (although BDC NewCo will bear leverage-related expenses not previously incurred by the Company). See “Comparative Fees and Expenses” and “Proposal 1 - Summary of the New Management Agreement - Investment Management Fee” in Section I of this Proxy Statement/Prospectus for more information on the pro forma expenses and expense ratio of the Company assuming the BDC Conversion.

Question:	Will the Company use leverage after the BDC Conversion?
Answer:

Yes. Unlike the current Company, which does not use leverage, BDC NewCo may use leverage subject to meeting the applicable asset coverage requirement under the 1940 Act. Presently no specific leverage amount has been targeted. Leverage can magnify gains and losses, increase the risk of investing in the Company, and could cause net asset value to decline more sharply and require the Company to sell investments at disadvantageous times. Leverage is generally considered a speculative investment technique. See “Risk Factors—Risks Relating to Leverage.”

Question:	Are there tax consequences to undergoing the BDC Conversion?
Answer:

Yes. As further discussed more fully in Section I of the accompanying Proxy Statement/Prospectus, the BDC Conversion is expected to be treated as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code; moreover, the Company’s tax status would change upon the conversion from being a “passive foreign investment company” (“PFIC”) to a RIC for U.S. federal income tax purposes. Although U.S. shareholders generally are not expected to recognize gain or loss on the domestication itself under the general reorganization rules, the PFIC rules and Section 367(b) of the Code may cause certain U.S. shareholders to recognize gain or income as a result of the BDC Conversion. In particular, U.S. shareholders that have not made a timely “qualified electing fund” (“QEF”) election or a mark-to-market election may be required to recognize gain, taxed under the PFIC excess distribution rules (including an interest charge); certain U.S. shareholders may be required to include in income a portion of the Company’s earnings and profits; and shareholders that have made a QEF election will be required to include their share of the Company’s income and gains for its taxable year ending on the date of the BDC Conversion. As a RIC, the Company must, among other things, meet specified source-of-income and asset-diversification requirements, and must distribute to shareholders, for each taxable year, at least 90% of its “investment company taxable income” in order to maintain RIC tax treatment. Additionally, repositioning the Company’s portfolio in connection with the BDC Conversion may give rise to taxable gains or other adverse tax consequences to the Company or its shareholders. Shareholders should carefully review the “Federal Income Tax Consequences of the BDC Conversion” section of this Proxy Statement/Prospectus and consult their own tax advisors regarding the tax consequences of the BDC Conversion in light of their particular circumstances.

Question:	How will distributions from the Company be taxed following the BDC Conversion?
Answer:

As a RIC, the Company generally expects to distribute substantially all of its net investment income and net capital gains. Distributions of net investment income generally will be taxable to U.S. shareholders as ordinary income and generally are not expected to be eligible for the reduced rates applicable to qualified dividend income. Distributions properly reported as capital gain dividends will be taxable as long-term capital gain, regardless of how long a shareholder has held its shares. Because the Company will retain its historical tax basis in its existing portfolio following the BDC Conversion, gains recognized on the sale of those holdings after the BDC Conversion, and distributed to shareholders, may include appreciation that accrued before the BDC Conversion, and may therefore be taxable to shareholders even if they did not economically benefit from that appreciation. In addition, certain of those gains may be subject to a corporate-level built-in gains tax, which would reduce the amount available for distribution. Distributions in excess of the Company’s earnings and profits will be treated as a return of capital to the extent of a shareholder’s basis in its shares. See “Federal Income Tax Consequences of the BDC Conversion” and “Federal Income Tax Matters” section of this Proxy Statement/Prospectus for more information. Shareholders should also consult their own tax advisors regarding the tax consequences of owning interests in the BDC in light of their particular circumstances.

Question:	How will my rights as a shareholder change due to the Company’s domestication from a Bermuda company to a Delaware corporation?
Answer:

After the BDC Conversion, your rights as a shareholder will generally be governed by Delaware law, including the Delaware General Corporation Law (the “DGCL”), and by the certificate of incorporation and bylaws of BDC NewCo (the “Delaware Governing Documents”), which contain provisions that the Company and the Board believe are typical of other Delaware corporations and BDCs, rather than by Bermuda law and the Company’s existing memorandum of association and bye-laws (the “Bermuda Governing Documents”). These governing regimes differ in material respects, and certain rights that shareholders currently have under Bermuda law will change, including, among others, the elimination of the right of certain shareholders to require the board of directors of BDC NewCo to call a special meeting, the right of shareholders to act by unanimous written consent and the right to approve all amendments to the bylaws of BDC NewCo, and the adoption of Delaware as the exclusive forum for certain shareholder litigation. See “Comparison of Shareholder Rights Under Bermuda and Delaware Corporate Law and Charter Documents” in Section I of this Proxy Statement/Prospectus for a summary of the material differences between the Bermuda Governing Documents and the Delaware Governing Documents and their implications for your rights as a shareholder resulting from the BDC Conversion.

Question:	What risks are there associated with the BDC Conversion?
Answer:

An investment in the Company following the BDC Conversion involves certain risks, including, among others:

• the Company has no operating history as an externally managed BDC or under the proposed investment strategy;

• the Company will be dependent upon Saba and its executive team for future success;

• the Company will operate in a highly competitive market for investment opportunities;

• the Company’s portfolio may lack diversification;

• the Board may change the Company’s investment objective, operating policies and strategies without prior notice or shareholder approval;

• the BDC Conversion represents a fundamental change in the nature of the Company’s business and there can be no assurance that the anticipated benefits will be realized;

• repositioning the Company’s portfolio may result in transaction costs and adverse tax consequences;

• the Company will incur various costs in connection with the BDC Conversion; the domestication in Delaware will change, and in some cases, eliminate, certain shareholder rights; and the Company will be subject to corporate-level income tax if it is unable to qualify as a RIC.

These and other risks are described under “Risk Factors” in the Proxy Statement/Prospectus, which shareholders are strongly encouraged to review carefully before voting.

Question:	Is the Board proposed to change as a result of the BDC Conversion?
Answer:

No. At the Annual Meeting, you are being asked to re-elect all of the current directors of the Company. No new director candidates are proposed. The Board consists of five directors: Maryann Bruce, Karen Caldwell, Ketu Desai, Paul Kazarian, and Neal Neilinger. Proposal 4, which seeks the re-election of the Company’s Board, is separate from, and not conditioned upon, the BDC Conversion Proposals described in Section I of this Proxy Statement/Prospectus.

Question:

Why are the Company’s shareholders asked to ratify the Board’s appointment of the Company’s independent auditor and authorize the Audit and Ethics Committee of the Board to set the independent auditor’s remuneration?

Answer:

Section 89 of the Companies Act 1981 of Bermuda (the “Companies Act”) grants ultimate authority to appoint the Company’s independent auditors to the shareholders of the Company. The independent auditor is nominated by the Audit and Ethics Committee of the Board, which submits the nomination to the Board for approval, which further submits it to the Company’s shareholders for approval of the appointment. The independent auditor will serve until the close of the next annual general meeting. Additionally, the Companies Act provides that the Board may set the remuneration of an independent auditor approved by the shareholders of the Company if the shareholders authorize them to do so.

Question:	What vote is required to approve each proposal?
Answer:

Under the 1940 Act, approval of the New Management Agreement with Saba (Proposal 1), the elimination of the Gold Policy (Proposal 2), and the elimination of each of the other fundamental policies (Proposals 3A-3N) each requires the affirmative vote of a “1940 Act Majority” of the Company’s outstanding shares, which is defined as the lesser of: (i) 67% or more of the Company’s shares present at the Annual Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (ii) more than 50% of the Company’s outstanding shares as of the Record Date. Abstentions and Broker Non-Votes will have the effect of a vote against these proposals.

The re-election of directors (Proposal 4) and ratification of independent auditors (Proposal 5) each requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and Broker Non-Votes will have no effect on Proposals 4 and 5.

General Procedural Matters

Question:	Why did the Board decide to proceed with a virtual format for the Annual Meeting?
Answer:

Our Annual Meeting will be a virtual meeting format only, where shareholders may participate by accessing a website using the Internet. There will not be a physical meeting location. We are holding a virtual only meeting this year to enable participation by the broadest number of shareholders possible, to save costs compared to a physical meeting, and because we believe that a virtual format will enable shareholders to participate in the Annual Meeting more easily. We have designed the virtual Annual Meeting to provide the same rights and opportunities to participate as shareholders would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform. A virtual meeting will also provide an additional opportunity for shareholders to communicate with the Board by submitting questions before and during the Annual Meeting through the virtual meeting platform, and it eliminates many of the costs associated with hosting a physical meeting, which will benefit both our shareholders and the Company.

Question:	How can I view and participate in the virtual Annual Meeting?
Answer:

Shareholders as of the Record Date are invited to attend the virtual Annual Meeting, which will be hosted by EZonline Documents. Shareholders may watch and participate in the Annual Meeting virtually at https://www.virtualmeetingportal.com/asa/2026. The Annual Meeting may also be accessed by telephone on a listen-only basis at 1-800-450-7155 (toll-free within the U.S. and Canada) or +1-857-999-9155 (outside the U.S. and Canada; standard rates apply), Conference ID: 7529187#. Shareholders accessing the Annual Meeting by telephone will not be able to vote or ask questions.

Question:	When can I join the virtual Annual Meeting?
Answer:

You may log into the Annual Meeting platform by navigating to https://www.virtualmeetingportal.com/asa/2026 at any time before the commencement of the Annual Meeting on December 11, 2026. The meeting will begin promptly at 9:00 a.m. Eastern Time.

Question:	How can I ask questions?
Answer:

We encourage you to submit your questions in advance of the Annual Meeting. This may be accomplished by submitting your questions during the registration process identified above. Questions can also be submitted in writing at any time during the Annual Meeting following the instructions in the virtual meeting platform.

Question:	How do I vote my shares?
Answer:

Please indicate your voting instructions on the enclosed BLUE proxy card, sign and date the card, and return such BLUE card by mail in the postage-paid envelope provided. As an alternative to voting by mail, you may vote by telephone, via the Internet or at the virtual Annual Meeting. To vote by telephone, please call the toll-free number listed on the BLUE proxy card. To vote via the Internet, please access the website listed on the BLUE proxy card. Please note that to vote by telephone or via the Internet, you will need the unique “control” number that appears on the enclosed BLUE proxy card. The Board recommends that you disregard, and do not return, any WHITE proxy card sent to you by the Dissident Shareholder.

If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee with your instructions for voting in advance of the virtual Annual Meeting, including any request that your nominee provide you with a legal proxy. If you do not give instructions to your broker, bank or other nominee, it would still be able to vote your shares with respect to certain “discretionary” items, such as the ratification of the appointment of Tait, Weller & Baker LLP, but would not be allowed to vote your shares with respect to certain “non-discretionary” items, such as the proposals related to the BDC Conversion and the re-election of the Board. In the case of non-discretionary items, in the absence of voting instructions, shares subject to such so-called broker non-votes, if any, will not be counted as voted on those proposals and so will have no effect on the vote, but will be counted as present for the purpose of determining the existence of a quorum. If the Dissident Shareholder initiates a proxy contest and you do not provide voting instructions to your broker, bank or other nominee, the party that holds your shares will not be authorized to vote on any of the proposals presented at the Annual Meeting, including any discretionary items. In such case, we would expect no broker non-votes and such uninstructed shares would not count towards determining whether a quorum exists.

If you hold your shares in “street name,” you are strongly encouraged to vote your shares in advance of the virtual Annual Meeting, as you will not be able to vote during the virtual Annual Meeting itself unless you request a legal proxy from your nominee and provide it to First Coast Results, the Company’s tabulator and inspector of election. If you hold your shares directly and intend to vote during the virtual Annual Meeting, you can vote during the meeting by entering your control number included on your BLUE proxy card.

Question:	When should I return my proxy?
Answer:

The Company would like to receive your completed, signed, and dated proxy as soon as possible. You may submit your proxy by mail on the enclosed BLUE proxy card, telephone or via the Internet. Because your vote is important to us, you may receive a call from the Company or Campaign Management, the Company’s proxy solicitor, reminding you to vote. Quick action on your part may save the Company time and costs.

Additionally, if you vote, or have already voted, using a WHITE proxy card sent to you by the Dissident Shareholder, you can subsequently revoke it by completing, signing and returning the BLUE proxy card or by voting by telephone or over the Internet pursuant to the instructions provided on such BLUE proxy card. Only your latest-dated proxy will count—any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying Proxy Statement/Prospectus.

Question:	What if I vote but do not make specific choices?
Answer:

If you submit your proxy without marking voting selections, your shares will be voted, as applicable, “For” Proposals 1 through 5. If any other matter is properly presented at the Annual Meeting, your proxyholder will vote your shares using his or her best judgment.

Question:	Who is paying for this proxy solicitation?
Answer:

The costs of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of shares. These costs, which include the legal and other expenses involved in preparing this Proxy Statement/Prospectus, are presently estimated to approximate $990,000. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally, by telephone or by email without additional compensation.

Question:	What if I have other questions?
Answer:

If you have any questions about any proposal or need assistance voting your shares, please call Campaign Management, the Company’s proxy solicitor, toll-free by phone at 1-844-264-9255 or by email at info@campaign-mgmt.com.

ASA GOLD AND PRECIOUS METALS LIMITED

190 Middle Street, Suite 301

Portland, ME 04101

(207) 347-2000

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held on December 11, 2026

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders (the “Meeting”) of ASA Gold and Precious Metals Limited (the “Company”) will be held on December 11, 2026 at 9:00 a.m., Eastern Time, at https://www.virtualmeetingportal.com/asa/2026, for the purpose of considering and acting upon the following business:

1.

To approve a proposed investment advisory agreement between the Company and Saba Capital Management, L.P. (“Saba”), which will become effective only upon completion of the BDC Conversion described in Section I of the accompanying Proxy Statement/Prospectus;

2.	To approve the elimination of the Company’s fundamental investment policy relating to investments in the gold and precious-metals sector;

3(A)-(N).	To approve, by separate votes, the elimination of each of the Company’s other fundamental investment policies described in the accompanying Proxy Statement/Prospectus.

4.	To re-elect the Company’s Board of Directors;

5.

To ratify and approve the appointment of Tait, Weller & Baker LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2026, and to authorize the Audit and Ethics Committee of the Board of Directors to set the independent auditors’ remuneration; and

6.	Such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors unanimously recommends that shareholders vote FOR each proposal using the enclosed BLUE proxy card. As you may be aware, the Dissident Shareholder has stated his intention to solicit proxies in opposition of nearly all the proposals at the Annual Meeting, so you may receive proxy solicitation materials from the Dissident Shareholder, including a proxy statement and WHITE proxy card. The Company’s Board of Directors does not endorse the Dissident Shareholder’s solicitation. The Company is not responsible for the accuracy of any information provided by or relating to the Dissident Shareholder contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Dissident Shareholder or any other statements that the Dissident Shareholder may otherwise make.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL USING THE ENCLOSED BLUE PROXY CARD AND URGES YOU NOT TO SIGN, RETURN OR VOTE ANY WHITE PROXY CARD SENT TO YOU BY the Dissident Shareholder. Even if you have previously signed a WHITE proxy card sent by the Dissident Shareholder, you can subsequently revoke it by completing, signing and returning the BLUE proxy card or by voting by telephone or over the Internet pursuant to the instructions provided on such BLUE proxy card. Only the latest-dated proxy card you vote will be counted. If you hold your shares in “street name,” please follow the voting instructions provided by your broker, bank or other nominee to change your vote.

During the Meeting, management will make available the Company’s audited financial statements for the fiscal year ended November 30, 2025.

The Board of Directors has fixed the close of business on October 21, 2026, as the record date for the determination of the shareholders of the Company entitled to receive notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

If you have any questions or require any assistance voting your shares on the BLUE proxy card, please call the Company’s proxy solicitor, Campaign Management, toll-free by phone at 1-844-264-9255 or by email at info@campaign-mgmt.com.

By order of the Board of Directors,

James Chekos,
Corporate Secretary

November 9, 2026

PROXY STATEMENT/PROSPECTUS FOR

ASA GOLD AND PRECIOUS METALS LIMITED

ASA Gold and Precious Metals Limited principal executive offices are located at 190 Middle Street, Suite 301, Portland, ME 04101, and can be reached by telephone at (207) 347-2000.

This Proxy Statement/Prospectus is being furnished to shareholders of ASA Gold and Precious Metals Limited, a Bermuda exempted company limited by shares (“ASA” or the “Company”), in connection with proposals to be considered at the Company’s 2026 Annual General Meeting of Shareholders (the “Annual Meeting”).

Section I of the Proxy Statement/Prospectus describes the proposed “BDC Conversion” under which ASA will:

•	discontinue from Bermuda and continue into and domesticate as a Delaware corporation (and change its name to Saba BDC, Inc.);

•	cease its registration as a closed-end investment company and, instead, elect to be regulated as a business development company (“BDC”) under the 1940 Act;

•	elect to be treated as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, for U.S. federal income tax purposes;

•

adopt an externalized management structure, under which the Company would retain Saba Capital Management, L.P. (“Saba”) to manage the BDC (and the Company would no longer be internally-managed by the Investment Committee of the Board of Directors); and

•

eliminate the current gold-focused fundamental policy requiring at least 80% of the Company’s assets to be invested in gold and precious metals-related investments and adopt an income-oriented investment strategy, primarily focused on credit and other investments that are qualifying assets for BDCs under the 1940 Act.

ASA is currently a Bermuda-domiciled, registered closed-end investment company whose common shares are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “ASA.” Following completion of the BDC Conversion, the Company would operate as a Delaware-domiciled BDC, but the Company would not have undergone a dissolution nor transferred its assets and liabilities to a separate entity. Thus, upon effectiveness of the BDC Conversion, the Delaware BDC is expected to be the same continuing entity for corporate purposes. Upon the conversion, the Company’s name would change to Saba BDC, Inc. (“BDC NewCo”). Subject to applicable regulatory and exchange approvals, the shares of BDC NewCo are expected to trade on the NYSE under the new ticker symbol “SBDC.”

Section II of the Proxy Statement/Prospectus describes the regular business proposals to be considered at the Annual Meeting, including the proposed re-election of our Directors.

As a result of the proposed BDC Conversion as well as the regular Annual Meeting proposals, the following proposals will be considered at the Annual Meeting:

1.

To approve a proposed investment advisory agreement between the Company and Saba Capital Management, L.P. (“Saba”), which will become effective only upon completion of the BDC Conversion described in the accompanying Proxy Statement/Prospectus;

2.	To approve the elimination of the Company’s fundamental investment policy relating to investments in the gold and precious-metals sector;

3(A)-(N).	To approve, by separate votes, the elimination of each of the Company’s other fundamental investment policies described in the accompanying Proxy Statement/Prospectus.

4.	To re-elect the Company’s Board of Directors;

5.

To ratify and approve the appointment of Tait, Weller & Baker LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2026, and to authorize the Audit and Ethics Committee of the Board of Directors to set the independent auditors’ remuneration; and

6.	Such other business as may properly come before the Meeting or any adjournment or postponement thereof.

ADDITIONAL INFORMATION

This Proxy Statement/Prospectus contains important information about the Company, the BDC Conversion and the proposals to be considered at the Annual Meeting of Shareholders, including the proposed investment advisory agreement with Saba Capital Management, L.P., and the proposed elimination of certain fundamental investment policies. Shareholders should read this Proxy Statement/Prospectus carefully before voting and retain it for future reference. ASA files annual and semi-annual reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). Following completion of the BDC Conversion, BDC NewCo will continue filing reports and other information with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Such information is available through the SEC's website at www.sec.gov. Information filed by the Company may also be obtained, free of charge, through the Company's website at https://www.asaltd.com (or such successor website as may be maintained by the Company). Information contained on, or accessible through, the Company's website is not incorporated by reference into this Proxy Statement/Prospectus and should not be considered a part of this Proxy Statement/Prospectus.

The Company's reports (including ASA’s Annual Report for its fiscal year ended November 30, 2025 and its semi-annual report for the period ended May 31, 2026) and other information filed with the SEC are incorporated by reference into this Proxy Statement/Prospectus to the extent described under “Supplemental Financial Information And Experts.” This means that important information previously filed with the SEC is considered to be part of this Proxy Statement/Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/ Prospectus is November 9, 2026.

Page
SECTION I: The Proposed BDC Conversion	22
Summary of the BDC Conversion	22
Background and Reasons for the BDC Conversion	23
Investment Objectives and Policies	25
New Business Structure	27
Federal Income Tax Consequences of the BDC Conversion	28
Comparison of Shareholder Rights Under Bermuda and Delaware Corporate Law and Charter Documents	32
Regulation as a Business Development Company	38
Financial Highlights	42
Valuation Procedures	45
Management	46
Summary Risk Factors	54
Comparative Fees and Expenses	55
Capitalization	60
Legal Proceedings	61
Special Note Regarding Forward-Looking Statements	62
Risk Factors	63
BDC Conversion Proposals	86
PROPOSAL 1: Approval of the New Management Agreement between the Company and Saba Capital Management, L.P.	86
PROPOSAL 2: Approval of the Elimination of the Company’s Fundamental Investment Policy Relating to Investments in the Gold and Precious-Metals Sector	100
PROPOSALS 3A-3N: Approval, by Separate Votes, of the Elimination of each of the Company’s Other Fundamental Investment Policies	101
SECTION II: Regular Annual Meeting Proposals	107
Share Ownership of Certain Beneficial Owners	108
Required Vote	108
PROPOSAL 4: To Elect the Company’s Board of Directors	108
PROPOSAL 5: Ratification and Approval of the Appointment of the Independent Auditors and Authorization of the Audit and Ethics Committee of the Board to Set the Auditor’s Remuneration	118
Presentation of Financial Statements	120
Additional Information	120
Shareholder Proposals	120
Other Matters	121
APPENDIX A: Form of Investment Management Agreement	122
APPENDIX B: ASA Gold and Precious Metals Limited – Audit and Ethics Committee Report	134
APPENDIX C: ASA Gold and Precious Metals Limited – Fundamental Policies	135
SECTION III: General Information	142

SECTION I: The Proposed BDC Conversion

Summary of the BDC Conversion

THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE BDC CONVERSION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE BDC CONVERSION, YOU SHOULD READ THIS ENTIRE PROXY STATEMENT/PROSPECTUS AND THE EXHIBITS HERETO.

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this combined Proxy Statement/Prospectus, dated November 9, 2026, and the exhibits hereto.

This Proxy Statement/Prospectus is being furnished to shareholders of ASA Gold and Precious Metals Limited, a Bermuda exempted company limited by shares (“ASA” or the “Company”), in connection with its proposed “BDC Conversion” under which ASA will:

•	discontinue from Bermuda and continue into and domesticate as a Delaware corporation (and change its name to Saba BDC, Inc.);

•	cease its registration as a closed-end investment company and, instead, elect to be regulated as a business development company (“BDC”) under the 1940 Act;

•	elect to be treated as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, for U.S. federal income tax purposes;

•

adopt an externalized management structure, under which the Company would retain Saba Capital Management, L.P. (“Saba”) to manage the BDC (and the Company would no longer be internally-managed by the Investment Committee of the Board of Directors); and

•

eliminate the current gold-focused fundamental policy requiring at least 80% of the Company’s assets to be invested in gold and precious metals-related investments and adopt an income-oriented investment strategy, primarily focused on credit and other investments that are qualifying assets for BDCs under the 1940 Act.

The proposed BDC Conversion is the byproduct of the Board of Directors’ review of the Company's strategic direction and, for the reasons summarized below under “Background and Reasons for the BDC Conversion”, the Board of Directors (the “Board”) believes that the BDC Conversion is in the best interests of the Company and its shareholders.

With regard to the BDC Conversion, this Proxy Statement/Prospectus describes the following matters to be considered by shareholders at the Annual Meeting: (i) approval of a proposed investment advisory agreement with Saba Capital Management, L.P. (Saba) (the “New Management Agreement”); (ii) approval of the elimination of the Company's fundamental investment policy relating to investments in the gold and precious-metals sector (the “Gold Policy”); and (iii) approval, by separate votes, of the elimination of the Company's other fundamental investment policies.

Implementation of the BDC Conversion is contingent upon approval of both the proposed investment advisory agreement with Saba and the proposal relating to the elimination of the Gold Policy.

Shareholders should read this entire Proxy Statement/Prospectus, including accompanying exhibits, carefully before voting.

Background and Reasons for the BDC Conversion

Presently, ASA is a non-diversified, closed-end investment company registered under the 1940 Act. The Company was initially organized as a public limited liability company in the Republic of South Africa in June 1958 under the name American-South African Investment Company, Limited. On November 11, 2004, the Company's shareholders approved a proposal to move the Company's place of incorporation from the Republic of South Africa to the Islands of Bermuda by reorganizing itself into an exempted company limited by shares formed in Bermuda. The Company is registered as an “investment company” with the Securities and Exchange Commission (the “SEC”) pursuant to an order under Section 7(d) of the 1940 Act, consisting of Investment Company Act Release Nos. 2739 on July 3, 1958 and 2756 on August 13, 1958, as subsequently amended from time to time. The Company's common shares are listed on the New York Stock Exchange under the ticker symbol “ASA.”

Pursuant to the Gold Policy, ASA has historically provided investors with exposure to companies engaged in the exploration, mining or processing of gold and other precious minerals and related businesses. The Company's investment mandate has broadened over time: originally required to invest only in South African companies, the Company was permitted by shareholder action in 1969 to invest up to 20% of its assets outside of South Africa, and in 2005 shareholders approved the removal of the Company's geographic investment restrictions, permitting it to invest its assets worldwide.

At the Company's 2024 annual general meeting, shareholders elected two Saba-nominated directors, Paul Kazarian and Ketu Desai, who had run on a platform that included replacing Merk Investments LLC (“Merk”) as investment adviser, and shareholders declined to re-elect the Company's then-incumbent Merk principal to the Board. At a special meeting of shareholders held on June 13, 2025, shareholders voted to expand the Board to five members and to elect Maryann Bruce as an independent director. Subsequently, Karen Caldwell was appointed to the Board on August 19, 2025. At the Company’s 2025 annual general meeting on November 6, 2025 (the “2025 AGM”), shareholders elected all of the then-current Directors (Messrs. Kazarian and Desai and Mses. Bruce and Caldwell) as well as a new independent director, Neal Neilinger. The successive shareholder elections resulting in the turnover of the entire Board of Directors occurred against a backdrop of: the Company’s shares trading at significant NAV discounts over extended periods of time from 2019 (when prior management assumed responsibilities for the management of the Company) through the time when Saba first filed its Schedule 13D reflecting its ownership stake in the Company; the Company’s adoption (under prior management’s leadership) of multiple poison pills that violated the 1940 Act (that led to the incurring of significant extraordinary litigation expenses); and significant volatility in the value of the shares over various periods due to the Company’s concentrated exposure to the volatile market prices of gold. The reconstituted Board reflected a platform that called for a review of the strategic direction of the Company.

Following the 2025 AGM, the Board appointed a special committee, comprised of Independent Directors of Ketu Desai, Karen Caldwell and Neal Neilinger (the “Special Committee”). The Special Committee, with the assistance of Cantor Fitzgerald & Co (“Cantor”), its financial advisor, and Blank Rome LLP (“Blank Rome”), its independent legal counsel, undertook a review of the Company's strategic direction and of strategic and structural alternatives available to the Company, including alternatives to the Company's historical focus on the gold and precious-metals sector and to its current status as a Bermuda-domiciled, registered closed-end investment company. In the course of that review, the Special Committee and the Board considered, among other matters, the Company's historical performance, its persistent trading discount to net asset value, its management arrangement and expense structure, its tax status as a “passive foreign investment company” (PFIC), liquidity, existing concentration in the gold and precious-metals sector (and related volatility associated therewith), and the advantages and disadvantages of continuing as a registered closed-end investment company. The Special Committee also consulted with an independent tax advisor as part of its review. During the course of the Special Committee’s review, Cantor, under the guidance of the Special Committee, conducted a request for proposal (the “ RFP Process”) on the Special Committee’s behalf seeking proposals from external managers covering proposed investment strategies and management arrangements for the Company. Proposals were received from multiple managers. Several of the proposals received during the RFP Process involved the Company’s conversion into, or reorganization with, a BDC. Following its review of the proposals (including from Saba and Ellington, submitted by them and several other managers), and following discussions with each of the respondents in the RFP Process as well as discussions of the Special Committee, the Board’s Special Committee and Independent Directors (defined below) narrowed their review to considering a proposal from Manager 1 involving a BDC. After further discussions, however, regarding that proposal, the Special Committee members held discussions with Saba and Ellington to further discuss their proposals. After various discussions, Saba updated its proposal which reflected a proposed consulting arrangement with Ellington covering, among other matters, the sourcing of certain investments for Saba clients. The updated Saba proposal reflected a multi-faceted, income-oriented strategy with plans to address the NAV discount and potentially conducting one or more tender offers intended to provide shareholders with a partial liquidity option in light of the contemplated material changes to the Company.

During this review period, the Company’s investment advisory agreement with Merk expired on June 30, 2026 and was not renewed, and the Board determined to manage the Company internally on an interim basis. The Board appointed Paul Kazarian as President and Principal Executive Officer, and established an investment committee of the Board responsible for managing and overseeing the Company's investment portfolio for the period until an external investment manager is identified and retained (the "Interim Period"), while the Special Committee continues its work evaluating potential external management arrangements. During the Interim Period, the Company retained Saba to provide administrative, compliance and trade execution support; Saba is not entitled to compensation for those services and is reimbursed only for its out-of-pocket costs.

Following its strategic review (including consultations with the Company's financial and other advisors), the Special Committee and the Board, with the director affiliated with Saba having recused himself (the “Unaffiliated Board”) determined to pursue Saba’s updated proposal, including a conversion of the Company into a BDC that would pursue an income-oriented strategy. In reaching the determination to convert to a BDC, the Unaffiliated Board considered, among other factors, the potential for the proposed strategy to generate current income; the breadth of investment opportunities across directly originated and secondary private credit; the experience and sourcing capabilities of Saba and its resources in this regard; the potential for the income-oriented BDC to trade at a narrower discount to NAV; the potential for portfolio diversification across issuers, industries and credit strategies; the availability to BDCs of a regulatory framework designed for investment in eligible portfolio companies; and the potential for RIC tax treatment if the applicable requirements are satisfied (and the related elimination of the PFIC tax status). The Special Committee and the Board also took into account the execution likelihood of the updated Saba proposal (given the likelihood of obtaining requisite shareholder approval given support expected from Saba, the Company’s largest shareholder).

The Board also considered the material risks and costs of the BDC Conversion, including the absence of an operating history under the proposed strategy; the change from internal to external management; the advisory fees and incentive fees that would become payable to Saba; potential conflicts of interest; the illiquidity and valuation uncertainty associated with private investments; credit, leverage and interest-rate risks; implementation and transition costs; the need to dispose of or reposition existing assets; possible tax consequences; the discontinuance from Bermuda and domestication of the Company in a U.S. state as a requirement to elect to be regulated as a BDC by the 1940 Act for BDCs; changes in, and in some cases, the elimination of, certain shareholder rights resulting from the change in domicile from Bermuda to Delaware and the BDC Conversion (see “Comparison of Shareholder Rights Under Bermuda and Delaware Corporate Law and Charter Documents” in Section I of this Proxy Statement/Prospectus for a more detailed discussion of these differences and their implications for shareholders); and the possibility that the anticipated benefits will not be realized.

Considerations and factors more particularly relevant to the Unaffiliated Board’s selection of Saba as the Company’s investment manager are set forth below under “Section I - Proposal 1: Approval of the New Management Agreement between the Company and Saba Capital Management, L.P.”

Based on the foregoing review, the Special Committee and the Unaffiliated Board determined that the BDC Conversion, including elimination of the Gold Policy, election to operate as BDC subject to RIC tax treatment (and the related elimination of the PFIC tax status), and entering into the proposed New Management Agreement with Saba, is in the best interests of the Company and its shareholders. As a result, as described in this Proxy Statement/Prospectus, the Company proposes to discontinue from Bermuda and domesticate as a Delaware corporation and, following that domestication, to elect to be regulated as a BDC under the 1940 Act. The discontinuance and domestication are intended to change the Company's jurisdiction of organization from Bermuda to Delaware without dissolving the Company or transferring its assets and liabilities to a separate enterprise. Upon effectiveness, BDC NewCo is expected to be the same continuing entity for corporate purposes. The BDC Conversion is contingent upon shareholder approval of the proposed investment advisory agreement with Saba and upon shareholder approval of the elimination of the Company's Gold Policy.

Although the Company is currently domiciled in Bermuda (outside of the U.S.), it operates as a U.S. registered investment company under the 1940 Act pursuant to an exemptive order granted by the SEC pursuant to Section 7(d) of the 1940 Act (the “Order”). As a result, the Company is currently subject to the Order’s conditions which require compliance with certain operational and other requirements that extend beyond those that are applicable to traditional registered investment companies. Nevertheless, upon the BDC Conversion, the Order would no longer be necessary nor applicable to the Company as the Company would be domiciled in the U.S. (Delaware) and would have properly made an election to be regulated as a BDC under the 1940 Act.

After the BDC Conversion, shareholder rights will generally be governed by Delaware law, including the Delaware General Corporation Law (the “DGCL”), and by the certificate of incorporation and bylaws of BDC NewCo (the “Delaware Governing Documents”), rather than by Bermuda law and the Company’s existing memorandum of association and bye-laws (the “Bermuda Governing Documents”). These governing regimes differ in material respects, and certain rights that shareholders currently have under Bermuda law will change, including, among others, the elimination of the right of certain shareholders to require the board of directors of BDC NewCo to call a special meeting, the right of shareholders to act by unanimous written consent and the right to approve all amendments to the bylaws of BDC NewCo, and the adoption of Delaware as the exclusive forum for certain shareholder litigation.

Investment Objectives and Policies

Upon the BDC Conversion, the investment objective of ASA (to be renamed, Saba BDC, Inc.) will be to generate attractive current income, and to a lesser extent, long-term capital appreciation. The investment objective is a non-fundamental policy that may be changed by the Board without prior notice or shareholder approval.

The Company seeks to implement its investment objective by investing primarily in a portfolio of directly originated and secondary-sourced private and liquid credit and related income-producing instruments pursued through an income-oriented credit strategy. This includes originating and investing in first-lien senior secured and unitranche loans of private U.S. middle-market companies and, to a lesser extent, in second-lien, subordinated and other debt and equity or equity-related securities. In addition to this corporate-credit focus, the strategy also encompasses real estate-backed lending and asset-based and other specialty finance lending. In addition, to the extent not otherwise limited by the 30% limitation applicable to BDCs described below, the Company will also invest a minority portion of its portfolio in an income-oriented, multi-strategy approach that invests in debt and equity securities of public and private companies, including closed-end funds, special purpose acquisition companies, reinsurance, private funds, and other public and private debt instruments. The Company may also utilize derivatives, including total return swaps, credit default swaps, options and futures, in seeking to enhance returns and/or reduce portfolio risk. The Company will implement the foregoing strategies subject to the requirement, applicable to BDCs, that at least 70% of the Company's total assets be invested in "qualifying assets" (as described under “Regulation as a Business Development Company”), with no more than 30% of the Company's total assets invested in non-qualifying assets. The Company currently expects to target an overall allocation to private corporate credit of at least 50% of its portfolio, with the split between first-lien origination and secondary purchases depending on market conditions and the availability of opportunities.

Under normal market conditions, BDC NewCo will generally invest in a portfolio of directly originated and secondary-sourced credit spanning private and liquid credit strategies. These investments include first-lien senior secured loans of U.S. middle-market companies, including both loans that are originated by BDC NewCo through Saba or others, on a sponsor-backed and non-sponsor basis, and seasoned middle-market loans and loan portfolios that BDC NewCo may acquire in secondary market transactions, often at a discount. In addition to this core first-lien focus, BDC NewCo may invest in real estate-backed lending, including commercial real estate bridge and construction loans (including multifamily) and residential transition loans, across senior and mezzanine or preferred positions; asset-based and specialty finance, including trade, warehouse, equipment and litigation finance and originator operating capital; structured credit, including CLO debt and equity and retained securitization residuals; NAV-based and fund finance lending secured against diversified private fund portfolios; and European real asset financing. BDC NewCo also expects to hold a portion of its assets in broadly syndicated and other liquid, publicly traded credit to provide liquidity and portfolio-rotation capacity, together with cash, hedges and other instruments held for risk-management and cash-management purposes.

Saba has retained Ellington Management Group, L.L.C. (the “Consultant”), at its expense, to source and diligence certain investment opportunities in mortgage loans, preferred equity interests in real estate, and distressed corporate debt and equity that may be appropriate for one or more Saba clients (“Sourced Investments”), which would include BDC NewCo, and to provide certain related support services to Saba with respect to the Sourced Investments. The Consultant will act in a non-discretionary capacity and will not have investment or disposition discretion with respect to any assets of Saba clients, including BDC NewCo All investment, disposition, and portfolio decisions with respect to BDC NewCo will be made solely by Saba. The Consultant's real estate-backed origination activities are expected to lead to a sourcing of commercial real estate bridge lending opportunities on multifamily, office and hospitality assets in transition and on land development, including first-lien, subordinated mezzanine and/or preferred equity positions; construction and development lending for multifamily and hospitality projects, including first-lien, subordinated mezzanine, and/or preferred equity positions; and residential transition loans secured by single-family and horizontal-development properties. Within asset-based and specialty finance, the Consultant is expected to source trade finance, direct and mezzanine warehouse lending to loan originators, operating-capital loans to originators within its counterparty and M&A pipeline, equipment finance, and litigation finance, including law-firm loans and case-related investments.

BDC NewCo expects to structure its originated debt investments to include protections that seek to minimize the risk of capital loss, such as lien protection and financial and non-financial covenants, and, where appropriate, default penalties, information rights and, in certain cases, board observation rights. BDC NewCo may also hold a minority portion of its portfolio in equity or equity-linked instruments (including CLO equity, securitization residuals and construction mezzanine/preferred equity).

New Business Structure

Following the BDC Conversion, the Company expects to operate as an externally managed BDC under the oversight of its Board. Saba will serve as investment adviser and will be responsible, subject to Board oversight, for managing investments and dispositions and providing administrative or other services specified in the proposed investment advisory agreement between Saba and BDC NewCo. See “Proposal 1 – Approval of the New Management Agreement between the Company and Saba Capital Management, L.P.”

Set forth below is a diagram of the Company’s organizational structure following the BDC Conversion:

Saba Capital Management, L.P.
(Adviser)
Board of Directors
BDC NewCo
(Business Development Company)
Portfolio Companies
Paul Kazarian
(President and CEO)
Boaz Weinstein
(CIO)
Troy Statczar
(CFO)
James Chekos
(Secretary)
Nitin Sapru
(Vice President)
Michael D'Angelo
(Vice President)
Drew Kellerman
(Head of Investor Relations)
William Conway
(CRO)

Federal Income Tax Consequences of the BDC Conversion

If the BDC Conversion is effectuated, we intend to elect to be treated as a RIC under Subchapter M of the Code for U.S. federal income tax purposes beginning with our first taxable year as a Delaware corporation, which will begin following the BDC Conversion. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders.

The following is a summary of certain material U.S. federal income tax consequences relating to the BDC Conversion as of the date of this Proxy Statement/ Prospectus. Except where noted, this summary deals only with a shareholder who holds common stock as a capital asset.

For purposes of this summary, a “U.S. holder” means a beneficial owner of ASA shares who is any of the following for U.S. federal income tax purposes: (1) a citizen or resident of the United States, (2) a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof, or the District of Columbia, (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source or (4) a trust if (a) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions or (b) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of ASA shares, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the BDC Conversion.

This summary is based upon provisions of the Code, and regulations, rulings and judicial decisions as of the date of this Proxy Statement/ Prospectus. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, perhaps with retroactive effect, could result in U.S. federal income tax considerations different from those summarized below. This summary does not represent a detailed description of the U.S. federal income tax consequences to a stockholder in light of his, her or its particular circumstances. In addition, it does not represent a description of the U.S. federal income tax consequences to a stockholder who is subject to special treatment under the U.S. federal income tax laws and does not address the tax considerations applicable to stockholders who may be subject to special tax rules, such as: financial institutions; insurance companies; real estate investment trusts; regulated investment companies; grantor trusts; tax-exempt organizations; dealers or traders in securities or currencies; stockholders who hold common stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes or U.S. holders that have a functional currency other than the U.S. dollar; or a non-U.S. holder who is a U.S. expatriate, “controlled foreign corporation” or “passive foreign investment company.” Moreover, this description does not address the U.S. federal estate and gift tax, alternative minimum tax or other tax consequences of the BDC Conversion.

PFIC Status of ASA Prior to the BDC Conversion

ASA has been classified as a "passive foreign investment company" (a "PFIC") within the meaning of Section 1297 of the Code for its taxable years ending on or before the date of the BDC Conversion because it meets the income test (at least 75% passive income) or the asset test (at least 50% passive assets), or both.

Non-Electing U.S. Holders. U.S. Holders that have not made a timely "qualified electing fund" (“QEF”) election under Section 1295 of the Code or a "mark-to-market" election under Section 1296 of the Code (each a “Non-Electing U.S. Holder”) have been subject to the tax regime under Section 1291 of the Code. Under that regime, "excess distributions" and gains on the sale of ASA shares are allocated ratably over the U.S. Holder's holding period, amounts allocated to prior years are taxed at the highest marginal rate in effect for those years, and an interest charge is imposed on the resulting tax liability.

QEF Electing Holders. A U.S. Holder that made a timely QEF election (a “QEF Electing Holder”) has been required to include annually its pro rata share of ASA's ordinary earnings as ordinary income and net capital gain as long-term capital gain, regardless of whether distributions were received. The QEF Electing Holder’s adjusted tax basis in its ASA shares is increased by undistributed QEF inclusions and decreased by distributions attributable to previously included amounts. A timely QEF election that was in effect for all PFIC years during the holder's holding period (or accompanied by a purging election under Section 1298(b)(1) of the Code) generally eliminates exposure to the Section 1291 excess distribution regime, and gain or loss on disposition is treated as capital gain or loss.

MTM Electing Holders. A U.S. Holder that made a timely mark-to-market election under Section 1296 of the Code (a "MTM Electing Holder") has been required to include annually the excess, if any, of the fair market value of its ASA shares over adjusted tax basis as ordinary income, with an ordinary loss deduction (limited to prior net mark-to-market gains) if basis exceeds fair market value. Basis is adjusted for inclusions and deductions. A timely mark-to-market election similarly eliminates the Section 1291 adverse consequences when it has been in effect for all PFIC years during the holder's holding period (or was accompanied by a purging election).

Effect of Pre-Conversion Portfolio Sales. Gain recognized by ASA on sales of portfolio holdings before the BDC Conversion (which sales are expected in anticipation of the conversion), i.e., as a PFIC, generally is not expected to be subject to U.S. federal income tax at the Company level, but will affect U.S. Holders as follows. A QEF Electing Holder will be required to include its pro rata share of such gain in income for the taxable year of ASA in which the sale occurs (including ASA’s short taxable year ending on the date of the BDC Conversion), as long-term capital gain to the extent attributable to ASA’s net capital gain and otherwise as ordinary income, whether or not ASA distributes the proceeds; such inclusions will increase the holder’s basis in its ASA shares and reduce any all earnings and profits amount described below under “Section 367(b) Inclusion.” Such gain will not be currently includible in the income of a Non-Electing U.S. Holder or an MTM Electing Holder, but any distribution of sale proceeds will be taxable to a Non-Electing U.S. Holder under the Section 1291 regime to the extent it is an “excess distribution” and to an MTM Electing Holder as a dividend, and such gain will increase ASA’s earnings and profits and may increase the share value reflected in the amount of gain or income such holders recognize in connection with the BDC Conversion under Section 1291(f), Section 367(b) or the mark-to-market rules, as applicable.

Treatment of the BDC Conversion

Treatment as an F Reorganization. Under Section 368(a)(1)(F) of the Code, a reorganization (an “F Reorganization”) is defined to include a “mere change in identity, form, or place of organization of one corporation, however effected.” Pursuant to the BDC Conversion, ASA will change its jurisdiction of incorporation from Bermuda to Delaware and will change its name to Saba BDC, Inc. Based on and subject to the assumptions, qualifications and limitations set forth herein, it is the opinion of Alston & Bird LLP that the BDC Conversion should qualify as an F Reorganization for U.S. federal income tax purposes. The opinion does not address the application of Section 367 of the Code or the PFIC rules to the BDC Conversion, which are discussed below under 'Section 367(b) Inclusion' and 'PFIC Considerations.'" The opinion of Alston & Bird LLP is based on customary assumptions and on representations and covenants of ASA, including those contained in an officer’s certificate, and if any of those assumptions, representations or covenants is or becomes incorrect, incomplete or inaccurate, or is not complied with, the validity of the opinion may be adversely affected and the U.S. federal income tax consequences of the BDC Conversion could differ from those described herein. An opinion of counsel is not binding on the IRS or any court, and ASA has not requested, and does not intend to request a ruling from the IRS regarding the U.S. federal income tax treatment of the BDC Conversion. Accordingly, no assurance can be given that the IRS or a court considering the issue would take a contrary position. The remainder of this disclosure assumes that the BDC Conversion qualifies as an F Reorganization.

Except as provided below under “Section 367(b) Inclusion” and “PFIC Considerations”:

•	U.S. Holders generally will not recognize taxable gain or loss as a result of the BDC Conversion for U.S. federal income tax purposes,

•

the tax basis of a share of BDC NewCo share deemed received by a U.S. Holder in the BDC Conversion will equal the U.S. Holder’s tax basis in the ASA share, as the case may be, deemed surrendered in exchange therefor, increased by any amount included in the income of such U.S. Holder (or any gain recognized by such U.S. Holder) as a result of Section 367 or Section 1291(f) of the Code (as discussed below), and

•	the holding period for a share of BDC NewCo received by a U.S. Holder will include such U.S. Holder’s holding period for the ASA share deemed surrendered in exchange therefor.

Section 367(b) Inclusion. Pursuant to Treasury Regulation § 1.367(b)-3, each U.S. Holder who directly, indirectly or constructively owns 10% or more of the total combined voting power or total value of ASA’s shares (a “10% Shareholder”) will be required to include in income as a deemed dividend the “all earnings and profits amount”

attributable to its ASA shares (within the meaning of Treasury Regulation § 1.367(b)-2(d)) — i.e., ASA's net positive earnings and profits (computed under U.S. federal income tax principles) not previously included in the U.S. Holder's income. A U.S. Holder that is not a 10% Shareholder and owns ASA shares with a fair market value of $50,000 or more generally will recognize gain (but not loss), subject to the PFIC rules discussed below, unless it elects to include the all earnings and profits amount in income. Subject to the PFIC rules discussed below, a U.S. Holder that is not a 10% Shareholder and owns ASA shares with a fair market value of less than $50,000 generally will not be required to recognize gain or include any amount in income under Section 367(b). In connection with elections under Section 367(b) of the Code, ASA intends to provide each U.S. Holder, upon timely request, with available information regarding ASA’s earnings and profits to assist such U.S. Holder in determining its all earnings and profits amount. Although ASA intends to provide the requested information in sufficient time to permit U.S. Holders to timely file their U.S. federal income tax returns, the provision of such information may be delayed, and U.S. Holders may be required to obtain extensions for filing their tax returns. Moreover, historical information may be limited for certain periods, and ASA may not be able to provide information sufficient to determine the all earnings and profits amount for a U.S. Holder. If sufficient information is not available to determine its all earnings and profits amount and satisfy the applicable election requirements, an otherwise eligible U.S. Holder may be unable to elect to include that amount in income in lieu of recognizing gain and, in that event, generally would be required to recognize gain (but not loss) as described above, subject to the PFIC rules discussed below. U.S. Holders should consult their own tax advisors regarding the availability of this election in light of their particular circumstances. To request information regarding ASA’s earnings and profits, please contact Computershare at (800) 317-4445 no later than December 31, 2026. The all earnings and profits inclusion, where applicable, is required regardless of whether the U.S. Holder has made a QEF or mark-to-market election. The U.S. Holder's tax basis in shares of the domestic successor will equal its adjusted basis in the ASA shares, increased by the inclusion amount or any gain recognized, and the holding period will tack.

Interaction with QEF and MTM Elections. Because ASA’s taxable year will end on the date of the BDC Conversion, QEF Electing Holders will be required to include their pro rata share of ASA’s ordinary earnings and net capital gain for the short taxable year ending on that date. ASA intends to provide a PFIC Annual Information Statement for that short taxable year. For a QEF Electing Holder, the all earnings and profits amount will be reduced (but not below zero) by amounts previously included under the QEF election, including the short taxable year inclusion. However, differences between E&P (computed under general U.S. tax principles) and Section 1293 ordinary earnings and net capital gain may produce a residual inclusion. For an MTM Electing Holder, prior mark-to-market inclusions may reduce the all earnings and profits amount to the extent they correspond to ASA's E&P, but because mark-to-market inclusions reflect share price changes rather than actual earnings, the correspondence may be imprecise. QEF and MTM Electing Holders should consult their tax advisors regarding the computation of their all earnings and profits amount.

PFIC Considerations. Section 1291(f) of the Code provides that, to the extent provided in regulations, a U.S. person that disposes of PFIC stock recognizes gain notwithstanding any other provision of the Code. No final regulations are in effect, but proposed regulations issued in 1992 (with a retroactive effective date if finalized) would, if finalized in their present form, require a U.S. Holder to recognize gain on its exchange of ASA shares in the BDC Conversion, taxable under the Section 1291 excess distribution rules, unless the U.S. Holder made a timely QEF election for ASA’s first PFIC year in its holding period, a QEF election with a purging election, or a mark-to-market election. Under the proposed regulations, any amount required to be included under Section 367(b) in excess of such Section 1291 gain would be taxable under Section 367(b).

Purging the PFIC Taint. The BDC Conversion alone will not eliminate, and may trigger the Section 1291 adverse consequences for non-electing U.S. Holders. Such holders may make a “purging election” under Section 1298(b)(1) of the Code, which is treated as a deemed sale at fair market value on the last day of the last PFIC year (which will be ASA’s taxable year ending on the date of the BDC Conversion). Gain (but not loss) on the deemed sale is subject to the Section 1291 excess distribution regime. Accordingly, a purging election generally will not avoid gain recognition under Section 1291, although it may resolve the treatment of the U.S. Holder’s shares for the pre-election period. Following a purging election, basis resets to fair market value and a new holding period begins. QEF and MTM Electing Holders that elected from the first PFIC year in their holding period (or made a contemporaneous purging election) generally will not need an additional purging election. However, holders that elected mid-stream without a contemporaneous purging election may be subject to Section 1291(f) gain recognition rules described above and should consult their tax advisors.

Non-U.S. Holders. The BDC Conversion generally will not result in recognition of gain or loss by a Non-U.S. Holder unless the ASA shares are effectively connected with a U.S. trade or business (and, if a treaty applies, attributable to a U.S. permanent establishment).

Built-In Gains Tax Following the BDC Conversion

Certain assets of ASA are expected to have a fair market value in excess of their adjusted tax basis for U.S. federal income tax purposes (i.e., “built-in gain”) as of the date the domestic successor corporation first qualifies as a RIC. To the extent such built-in gain is recognized upon a sale or other disposition of such assets during the five-year recognition period beginning on the first day of the first taxable year for which the domestic successor corporation qualifies as a RIC, the domestic successor corporation will be required to pay a corporate-level tax on the net amount of any such built-in gains at the then-prevailing corporate income tax rate. The payment of any such corporate-level built-in gains tax will be a company expense that will reduce the amount available for distribution to stockholders. In addition, the domestic successor corporation will be required to distribute such gain (net of any corporate-level tax) to its stockholders in order to eliminate its liability for corporate-level U.S. federal income tax on such gain and possibly to maintain its qualification as a RIC.

Comparison of Shareholder Rights Under Bermuda and Delaware Corporate Law and Charter Documents

The Company is currently an exempted company incorporated under the laws of Bermuda. As part of the proposed BDC Conversion, the Company intends to discontinue from Bermuda and domesticate as a Delaware corporation ("BDC NewCo"). Following the effectiveness of the BDC Conversion, BDC

NewCo will continue the existence, business and operations of the Company, and each issued and outstanding share of ASA will automatically become, as applicable, one share of common stock, par value $0.001 per share, or one share of preferred stock, par value $0.001 per share, of BDC NewCo, without any action by shareholders of ASA. As a result, the rights of shareholders, and the duties of the board of directors of BDC NewCo, will thereafter be governed by Delaware law, including the Delaware General Corporation Law (the "DGCL"), and by the certificate of incorporation and bylaws of BDC NewCo (collectively, the "Delaware Governing Documents"), which contain provisions that the Company and the Board believe are typical of other Delaware corporations and BDCs, rather than by Bermuda law and the Company's existing memorandum of association and bye-laws (collectively, the "Bermuda Governing Documents").

Upon completion of the BDC Conversion, the Delaware Governing Documents will replace the Bermuda Governing Documents. These governing regimes differ in material respects, and certain rights that shareholders currently have under Bermuda law and the Bermuda Governing Documents will change, including, among others, the elimination of the right of certain shareholders to require the board of directors of BDC NewCo to call a special meeting, the right to act by unanimous written consent and the right to approve all amendments to the bylaws of BDC NewCo, and the adoption of Delaware as the exclusive forum for certain shareholder litigation. In addition, BDC NewCo's governing documents are expected to be designed to facilitate the operation of BDC NewCo as a BDC regulated under the 1940 Act.

The following chart summarizes the material and key differences between the rights of shareholders under the Bermuda Governing Documents, and relevant provisions of Bermuda law, and the Delaware Governing Documents, and relevant provisions of the DGCL. Where the Bermuda Governing Documents or the Delaware Governing Documents are silent, the chart describes the applicable default rule under Bermuda law and the DGCL, respectively.

	Rights under the Bermuda Governing Documents and Bermuda law	Rights under the Delaware Governing Documents and the DGCL
Authorized Stock	$40,000,000 divided into 40,000,000 shares of $1.00 par value each.	36,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), and 4,000,000 shares of preferred stock, par value $0.001 per share.
Number of Directors	Not less than two nor more than 15, or such greater number as the Company may determine by resolution of the Shareholders.	Not less than one, or such greater number as BDC NewCo may determine by resolution of the board of directors of BDC NewCo.
Removal of Directors	The Company may remove a Director at a special general meeting on 14 days’ notice, with a right to be heard.

BDC NewCo may remove a director at any time, with or without cause, by the vote of the holders of at least 66 2/3% in voting power of all the then-outstanding shares of BDC NewCo entitled to vote, voting as a single class.

Vacancies	The Board may fill casual vacancies by majority vote, provided at least two-thirds of Directors then in office were elected by the Shareholders.

The board of directors of BDC NewCo may fill any vacancy and newly-created directorships by majority vote of directors then in office.

Shareholders will no longer have the right to fill a vacancy, including a vacancy pursuant to a removal at a meeting of stockholders, on the board of directors of BDC NewCo.

Right to Call Meetings

The Board may call general meetings and special general meetings and must also do so when Bermuda law requires it, including the right of the Shareholders holding at least 10% of voting capital to call a special general meeting.

The board of directors, the chairman of the board of directors or the chief executive officer of BDC NewCo may call special meetings of either the board of directors or the stockholders of BDC NewCo.

Shareholders will no longer have the right to call a special meeting of stockholders.

Action by Written Consent	Shareholders may act by unanimous written resolution, except to remove auditors or Directors.

Any action required or permitted to be taken by the stockholders must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders.

Shareholders will no longer have the right to act by unanimous written consent.

Amendment of Bye-Laws / Bylaws	May be amended by Board resolution, subject to approval of the Shareholders.

May be amended by majority vote of the board of directors of BDC NewCo (without stockholder approval), or by the vote of holders of at least 66 2/3% in voting power of the then-outstanding shares of stock of BDC NewCo.

The adoption, amendment or repeal of bylaws will no longer be subject to approval by the Shareholders.

Mergers, Consolidations and Sale of Assets

Mergers require approval by a majority vote of three-fourths of those voting at such meeting and the quorum necessary for such meeting shall be two persons at least holding or representing by proxy more than one-third of the issued shares of the Company or the class, as the case may be, and that any holder of shares present in person or by proxy may demand a poll.

Amalgamations (where two or more entities come together and continue as one) require approval by a simple majority of votes cast at a general meeting. The quorum for such meeting is at least one-third of the outstanding shares present in person or by proxy and entitled to vote. A poll may be demanded by (i) the chairman, (ii) at least three Shareholders present in person or by proxy, (iii) Shareholders holding not less than one-tenth of total voting rights, (iv) Shareholders holding shares with paid-up amounts equal to not less than one-tenth of the total paid up on all shares conferring voting rights, or (v) Shareholders holding shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all shares conferring the right to vote.

A sale of the assets of the Company would not require shareholder approval but the Board would be subject to its fiduciary duties when determining whether to effect such a sale.

A merger or consolidation generally requires approval of the board of directors of BDC NewCo and the affirmative vote of a majority of the outstanding shares entitled to vote.

No stockholder vote is required for (i) certain mergers in which BDC NewCo survives, its certificate of incorporation is not amended and the shares issued do not exceed 20% of its outstanding common stock, (ii) certain mergers following a qualifying tender offer, or (iii) a short-form merger with a parent corporation owning at least 90% of each class of BDC NewCo’s outstanding stock.

A sale, lease or exchange of all or substantially all of BDC NewCo’s assets requires approval of the board of directors of BDC NewCo and the approval of a majority of the outstanding shares entitled to vote.

Winding Up / Dissolution

Upon winding up, the liquidator may, with the sanction of a Shareholder resolution and any other sanction required by applicable Bermuda law, divide amongst the Shareholders in specie or kind the whole or any part of the Company’s assets and may set such values as he deems fair and determine how such division shall be carried out as between Shareholders or different classes of Shareholders. The liquidator may also vest assets in trustees for the benefit of contributories. No Shareholder shall be compelled to accept any shares or other assets upon which there is any liability.

Dissolution requires (i) the board of directors of BDC NewCo to adopt a resolution declaring dissolution advisable and (ii) the approval by the holders of a majority of the outstanding stock entitled to vote.

Upon dissolution, BDC NewCo must first pay or make reasonable provision for its liabilities and obligations. Any remaining assets are then distributed to the Shareholders according to their respective rights and preferences and may be distributed in cash or in kind. Stockholders who receive distributions may be liable to creditors for claims against BDC NewCo, up to the lesser of their pro rata share of the claim or the amount distributed to them.

Forum Selection and Shareholder Suits	Shareholders may sue in the United States or Bermuda courts to enforce compliance, and the Company waives any objection

The Delaware Court of Chancery is the exclusive forum for internal corporate claims, and federal U.S. courts are the exclusive forum for claims falling under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Advance Notice Requirement for Shareholder Proposals

Annual General Meetings and Special General Meetings require not less than 30 days’ written notice.

Shareholders holding at least 5% of total voting rights (or not less than 100 Shareholders) may requisition the Company to give notice of any resolution intended to be moved at an Annual General Meeting, provided the written requisition is deposited at the Registered Office at least six weeks prior to the meeting.

Notice required 90 to 120 days before the anniversary of the prior meeting, with detailed disclosure of derivatives and arrangements.

Distributions and Dividends	The Board may declare dividends or distributions out of contributed surplus, including interim dividends.	The board of directors of BDC NewCo may use its discretion to declare dividends ratably on common stock out of legally available assets.

Repurchases and Redemptions	The Board may repurchase shares for cancellation or as treasury shares without Shareholder approval. Repurchases must comply with Bermuda law, the 1940 Act and U.S. securities laws.	BDC NewCo may purchase or redeem its own stock, provided that BDC NewCo’s capital is not impaired and the purchase or redemption will not cause an impairment of capital.
Appraisal Rights

Any Shareholder who did not vote in favor of an amalgamation or merger of the Company and who is not satisfied that he has been offered fair value for his shares may, within one month of the giving of the notice to the Shareholders setting out the determined fair value of the Shares, apply to the Supreme Court of Bermuda to appraise the fair value of his shares.

The holders of not less than ninety-five per cent of the shares or any class of shares in a company may give notice to the remaining shareholders or class of shareholders of such company regarding the intention of those holders to acquire the remaining shares on the terms set out in the notice. When such a notice is given the relevant holders shall be entitled and bound to acquire the shares of the remaining Shareholders on the terms set out in the notice unless a remaining Shareholder applies to the Supreme Court of Bermuda for an appraisal. However, the BDC Conversion is not considered an amalgamation or merger and, as such, would not implicate the foregoing appraisal rights.

Appraisal rights are available only in connection with certain mergers and consolidations, including a short-form merger, and not for a sale of assets or an amendment to the BDC NewCo’s certificate of incorporation. Additionally, appraisal rights generally are not available for shares listed on a national securities exchange where holders receive only listed stock (and cash in lieu of fractional shares).

A stockholder seeking appraisal may petition the Delaware Court of Chancery to appraise the fair value of their shares if the stockholder (i) did not vote in favor of a merger or consolidation; (ii) delivered a written demand for appraisal before the vote; and (iii) held the shares continuously through the effective date. The petition must be filed within 120 days after the effective date of the transaction.

Consistent with Bermuda law and the Bermuda Governing Documents, the BDC Conversion does not implicate the foregoing appraisal rights under the Delaware Governing Documents and the DGCL.

Books and Records Inspection Rights	Shareholders may inspect the Company’s Register of Directors and Officers, Register of Shareholders, certain financial information under the Bye-Laws, and shareholder-meeting minutes only.

Any stockholder may make a written demand under oath, stating a proper purpose reasonably related to the stockholder’s interest as a stockholder of BDC NewCo, to inspect and copy BDC NewCo's stock ledger, a list of its stockholders, and its books and records.

In addition, a list of stockholders entitled to vote must be made available for inspection for at least 10 days before each meeting of stockholders.

Voting Rights and Required Vote Generally	One vote per share; questions decided by simple majority of votes cast unless a greater majority is required by applicable Bermuda law, the 1940 Act, or the Bye-Laws.

One vote per share. Matters other than director elections decided by a majority of the shares present in person or by proxy and entitled to vote, with abstentions having the effect of votes against unless a greater majority is required by applicable Delaware law, the 1940 Act or BDC NewCo’s bylaws. Directors are elected by a majority of the votes cast in uncontested elections and by a plurality in contested elections.

Quorum for Meeting of Shareholders	At least one-third of the outstanding shares present in person or by proxy and entitled to vote.	Holders of a majority of the issued and outstanding shares entitled to vote, present in person or by proxy, constitute a quorum.

The above chart summarizes the differences between the rights of the shareholders under Bermuda and Delaware law and under the Bermuda Governing Documents and the Delaware Governing Documents, that the Company believes are material to shareholders. Shareholders should also review the full texts of these documents which are filed are exhibits to the Registration Statement, of which this Proxy Statement/Prospectus is part, to better understand how these apply to the shareholders of ASA before the BDC Conversion and the stockholders of BDC NewCo after the BDC Conversion, as it is not practical to describe all of the differences. The changes to certain rights of shareholders described above, including, among others, the elimination of the right of certain shareholders to require the board of directors of BDC NewCo to call a special meeting, the right to act by unanimous written consent and the right to approve all amendments to the bylaws of BDC NewCo, will reduce shareholders’ ability to influence the governance of BDC NewCo without the support of the board of directors of BDC NewCo.

Regulation as a Business Development Company

Upon the BDC Conversion, the Company would no longer be a registered investment company (fully governed by the 1940 Act) and, instead, would only be subject to the provisions of the 1940 Act applicable to BDCs. A summary of regulations applicable to BDCs follows (some of which overlap to some extent with the requirements applicable to registered investment companies like ASA currently). The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their directors and officers and principal underwriters and certain other related persons and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that BDC NewCo may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC unless approved by a majority of its outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy; or (ii) more than 50% of the outstanding shares of such company.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to BDC NewCo’s proposed business are the following:

1.

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer, subject to certain limited exceptions, is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:

a.	is organized under the laws of, and has its principal place of business in, the United States;

b.

is not an investment company, other than a small business investment company wholly owned by the BDC, or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c.

does not have any class of securities listed on a national securities exchange; or, if it has securities listed on a national securities exchange, has a market capitalization of less than $250 million; is controlled by the BDC and has an affiliate of the BDC on its board of directors; or meets such other criteria as may be established by the SEC.

2.

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

3.

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and BDC NewCo already owns 60% of the outstanding equity of the eligible portfolio company.

4.

Securities received in exchange for or distributed on or with respect to securities described in paragraphs (1) through (3) above, or pursuant to the exercise of warrants or rights relating to such securities.

5.	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

BDC NewCo does not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act, unless permitted by the 1940 Act rules or exemptive relief (or other applicable SEC staff interpretations).

As a BDC, BDC NewCo may make investments that are not considered qualifying assets under Section 55(a) of the 1940 Act in an amount up to 30% of its total assets. Such investments may include, but are not limited to, investments in broadly syndicated or other liquid credit, CLO debt and equity, private funds, securitization equity and residual interests, non-U.S. investments, derivatives and other assets that Saba believes assist the Company in meeting its investment objectives and offer attractive risk-adjusted returns.

Significant Managerial Assistance

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as qualifying assets for purposes of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities, other than certain small and solvent companies described above, significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers, employees or investment adviser, offers to provide, and, if accepted, does provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or providing other organizational or financial guidance.

Following the BDC Conversion, BDC NewCo intends to offer to provide significant managerial assistance to eligible portfolio companies to the extent required by the 1940 Act. Such assistance may be provided by Saba or another person acting on BDC NewCo’s behalf and may include, among other things, monitoring the operations and financial performance of portfolio companies, participating selectively in board and management meetings, consulting with and advising portfolio-company officers, and providing organizational, financial, restructuring, refinancing, risk-management or other business guidance. The nature and extent of the assistance offered will vary depending on the needs and circumstances of the applicable portfolio company.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, BDC NewCo’s investments as a BDC may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which BDC NewCo refers to, collectively, as temporary investments, so that 70% of its assets are qualifying assets. Typically, BDC NewCo will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as BDC NewCo, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of

BDC NewCo’s assets that may be invested in such repurchase agreements. However, if more than 25% of BDC NewCo’s total assets constitute repurchase agreements from a single counterparty, BDC NewCo would not meet the diversification tests imposed by the Code in order to qualify as a RIC for U.S. federal income tax purposes. Thus, BDC NewCo does not intend to enter into repurchase agreements with a single counterparty in excess of this limit. BDC NewCo will monitor the creditworthiness of the counterparties with which it enters into repurchase-agreement transactions.

Warrants and Options

Under the 1940 Act, a BDC is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the BDC’s total outstanding shares of capital stock. This amount is reduced to 20% of the BDC’s total outstanding shares of capital stock if the amount of warrants, options or rights issued pursuant to an executive compensation plan would exceed 15% of the BDC’s total outstanding shares of capital stock.

Senior Securities; Coverage Ratio

BDC NewCo will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% (or 150% if certain requirements are met) immediately after each such issuance. In addition, while any preferred stock or publicly traded debt securities are outstanding, BDC NewCo may be prohibited from making distributions to our stockholders or the repurchasing of such securities or shares unless BDC NewCo meets the applicable asset coverage ratios at the time of the distribution or repurchase. BDC NewCo may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

Code of Ethics

Like registered investment companies, BDCs are required to adopt a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain transactions by personnel. BDC NewCo will continue to operate under the Company’s current code of ethics which was adopted pursuant to Rule 17j-1 that addresses, among other things, personal investments in securities that may be purchased or held by BDC NewCo. In addition, Saba has adopted a code of ethics consistent with the requirements of Rule 17j-1.

Compliance Policies and Procedures

Per Rule 38a-1 under the 1940 Act, which is applicable to both registered investment companies and BDCs, the Company has adopted and implemented written policies and procedures reasonably designed to detect and prevent violations of the federal securities laws and is required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. The Company has also designated a chief compliance officer (“CCO”) responsible for administering the policies and procedures as required by Rule 38a-1. No change in the Company’s CCO is expected as a result of the BDC Conversion.

Equity Compensation Plans

BDCs are generally prohibited from issuing equity compensation to their officers and directors absent regulatory and/or shareholder approval.

In connection with the BDC Conversion, BDC NewCo may seek exemptive relief from the SEC to permit it to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to BDCs. BDC NewCo cannot provide any assurance that it will seek or receive any such exemptive relief.

Other

Like registered investment companies, BDC NewCo will be periodically examined by the SEC for compliance with the Exchange Act and the 1940 Act.

Unlike registered investment companies, as a BDC, BDC NewCo will become subject to quarterly reporting on Form 10-Q and annual reporting on Form 10-K under the Exchange Act, rather than the shareholder-reporting and investment-company reporting regime that currently applies to the Company, including reports on Form N-CSR. BDC NewCo also expects to be subject to the financial-statement presentation, current-reporting and other requirements applicable to operating companies and BDCs.

Financial Highlights

The following financial highlights have been derived from the audited financial statements for each of the ten years ended November 30, 2025 and the six-month unaudited financial statements ended May 31, 2026. The selected financial data set forth below should be read in conjunction with, and is qualified by reference to, the Company’s Financial Statements, including the Notes thereto, available at www.sec.gov.

The information has been audited by the Company’s independent registered public accounting firm. The firm’s report is included in the Company’s November 30, 2025 annual report, is incorporated by reference and can be obtained by shareholders. The Company’s financial statements included in the Company’s November 30, 2025 annual report and the Company’s unaudited, semi-annual report for the period ended May 31, 2026 are incorporated by reference.

Per share operating performance (1)	For the six months ended May 31, 2026 (Unaudited)		For the year ended November 30, 2025	For the year ended November 30, 2024	For the year ended November 30, 2023	For the year ended November 30, 2022	For the year ended November 30, 2021	For the year ended November 30, 2020	For the year ended November 30, 2019	For the year ended November 30, 2018	For the year ended November 30, 2017	For the year ended November 30, 2016
Net asset value, beginning of period	$58.54		$23.36	$17.36	$16.88	$24.98	$24.05	$14.82	$10.10	$12.66	$12.61	$8.33
Net investment income (loss)	0.03		(0.47)	(0.22)	(0.06)	(0.07)	(0.09)	(0.13)	(0.06)	(0.07)	(0.09)	(0.10)
Net realized gain (loss) from investments	6.50		7.63	3.40	0.46	1.40	1.37	1.83	0.09	(0.47)	(0.36)	(0.79)
Net realized gain (loss) from foreign currency transactions	(0.04)		(0.05)	0.00 (2)	0.01	(0.01)	(0.01)	0.05	(0.06)	0.01	0.01	(0.14)
Net increase (decrease) in unrealized appreciation on investments	8.65		28.06	2.82	0.09	(9.40)	(0.32)	7.50	4.77	(2.00)	0.53	5.35
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	0.00	(2)	0.02	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00	0.00	0.00	0.00	0.00
Net increase (decrease) in net assets resulting from operations	15.14		35.19	6.00	0.50	(8.08)	0.95	9.25	4.74	(2.53)	0.09	4.32
Dividends
From net investment income	–		–	–	–	–	–	(0.02)	(0.02)	(0.03)	(0.04)	(0.04)
From net realized gain on investments	(0.04)		(0.06)	(0.04)	(0.02)	(0.02)	(0.02)	N/A	N/A	N/A	N/A	N/A
Total dividends	(0.04)		(0.06)	(0.04)	(0.02)	(0.02)	(0.02)	N/A	N/A	N/A	N/A	N/A
Increase in net asset value from repurchase of common shares (Note 8)	0.23		0.05	0.04	–	–	–	N/A	N/A	N/A	N/A	N/A
Net increase (decrease) in net asset value	15.33		35.18	6.00	0.48	(8.10)	0.93	N/A	N/A	N/A	N/A	N/A
Net asset value, end of period	$73.87		$58.54	$23.36	$17.36	$16.88	$24.98	$24.05	$14.82	$10.10	$12.66	$12.61
Market value per share, end of period	$64.25		$52.72	$20.39	$15.31	$14.26	$20.70	$19.91	$12.20	$8.66	$11.05	$10.81
Total investment return
Based on market price (3)	21.94	%(4)	158.99%	33.46%	7.51%	(31.02)%	4.06%	63.38%	41.14%	(21.39)%	2.57%	51.50%
Based on net asset value (5)	26.23	%(4)	151.02%	34.84%	2.98%	(32.34)%	3.96%	62.46%	47.01%	(19.97)%	0.74%	51.86%

Per share operating performance (1)	For the six months ended May 31, 2026 (Unaudited)		For the year ended November 30, 2025		For the year ended November 30, 2024		For the year ended November 30, 2023	For the year ended November 30, 2022	For the year ended November 30, 2021	For the year ended November 30, 2020	For the year ended November 30, 2019	For the year ended November 30, 2018	For the year ended November 30, 2017	For the year ended November 30, 2016
Ratio of average net assets
Expenses	0.87	%(6)	1.93	%(7)	1.67	%(8)	1.05%	1.00%	0.94%	1.02%	1.38%	1.35%	1.19%	1.26%
Net expenses (9)	0.76	%(6)	1.88	%(7)	1.64	%(8)	1.02%	1.00%	0.91%	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	0.07	%(6)	(1.29)%		(1.09)%		(0.32)%	(0.36)%	(0.35)%	(0.67)%	(0.44)%	(0.63)%	(0.65)%	(0.79)%
Supplemental data
Net assets, end of period (000 omitted)	$1,356,071		$1,099,900		$444,154		$334,912	$325,573	$481,898	$463,936	$285,879	$194,834	$244,202	$243,229
Portfolio turnover rate	10	%(4)	30%		24%		10%	13%	17%	31%	45%	3%	9%	10%
Shares outstanding, end of period (000 omitted)	18,357		18,788		19,015		19,290	19,290	19,290	19,290	19,290	19,290	19,290	19,290

(1)	Per share amounts from operations have been calculated using the average shares method.

(2)	Less than $0.01 per share.

(3)

Total investment return is calculated assuming a purchase of shares at the current market price at close the day before and a sale at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company's dividend reinvestment plan.

(4)	Not annualized.

(5)

Total investment return is calculated assuming a purchase of shares at the current net asset value at close the day before and a sale at the current net asset value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company's dividend reinvestment plan.

(6)	Annualized.

(7)

Ratios include the effect of extraordinary expenses. Expenses to average net assets and net expenses to average net assets excluding extraordinary expenses for the year ended November 30, 2025 were 0.97% and 0.90%, respectively.

(8)

Ratios include the effect of extraordinary expenses. Expenses to average net assets and net expenses to average net assets excluding extraordinary expenses for the year ended November 30, 2024 were 1.01% and 0.98%, respectively.

(9)	Reflects the expense ratio including any waivers.

"–" indicates nil, as reported. "N/A" indicates the line item was not presented for 2016–2020.

Valuation Procedures

The Company's investments will be carried at fair value. Pursuant to Rule 2a-5 under the 1940 Act, effective upon the BDC Conversion, the Board of Directors will designate Saba as the Company's "valuation designee" to perform fair value determinations for the Company's investments, subject to the oversight of the Board. In determining fair value, the valuation designee uses various valuation approaches, all of which have been approved by the Board. The Board will review and affirm the fair valuation of the Company's investments on at least a quarterly basis.

In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The fair value hierarchy gives the highest priority (Level 1) to quoted prices in active markets for identical assets or liabilities and the lowest priority (Level 3) to unobservable inputs. Level 2 consists of financial instruments fair valued using observable inputs other than the quoted prices included within Level 1. Level 3 consists of pricing inputs that are unobservable for the financial instrument and includes situations where there may be little, if any, market activity; the inputs into the determination of fair value could require significant management judgment or estimation. A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

Securities for which market quotations are readily available are valued at market value, and securities listed or traded on an exchange are valued at their last sales price or official closing price. Corporate bonds, senior loans and other debt instruments are valued at prices provided by independent pricing services, and non-exchange-traded derivatives (such as credit default swaps) are valued by independent pricing services using various techniques, including industry-standard pricing models. Because the Company will, as a business development company, invest substantially in directly originated and other private credit and other instruments for which market quotations are not readily available, a significant portion of the Company's portfolio is expected to be fair-

valued in good faith by the valuation designee, in certain cases with the assistance of third-party valuation specialists.

MANAGEMENT

The Company’s business and affairs will continue to be managed under the direction of the Company’s Board. The Board elects the Company’s officers who serve at its discretion. The Board has five members, one of whom is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act and four of whom are not interested persons of the Company (“Independent Directors”). The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board has also established an Audit and Ethics Committee, a Nominating and Governance Committee, an Investment Committee, and a Special Committee, and may establish additional committees in the future. Both the Investment Committee and the Special Committee are expected to cease operating following the BDC Conversion.

Directors and Executive Officers

As of September 10, 2026, the directors and executive officers of the Company are as set forth below. The address for each director and executive officer is c/o ASA Gold and Precious Metals Limited, 190 Middle Street, Suite 301, Portland, ME 04101.

Name	Age	Position with Us	Director Since	Expiration of Term
Non-Independent Directors
Paul Kazarian (1)(4)	41	Chair of the Board, President, Principal Executive Officer	2024	2026
Independent Directors
Karen Caldwell (2)(3)(5)	66	Director	2025	2026
Ketu Desai (2)(3)(4)(5)	44	Director	2024	2026
Maryann Bruce (2)(3)	66	Director	2025	2026
Neal Neilinger (4)(5)	61	Director	2025	2026

(1)	Mr. Kazarian is not an Independent Director because he is the Company’s President and Principal Executive Officer.

(2)	Member of the Audit and Ethics Committee.

(3)	Member of the Nominating and Governance Committee.

(4)	Member of the Investment Committee.

(5)	Member of the Special Committee.

Executive Officers Who Are Not Directors

Name	Age	Position with Us
Troy Statczar	55	Principal Financial Officer
James Chekos	48	Corporate Secretary
Patrick Keniston	61	Chief Compliance Officer

The following is a summary of certain biographical information concerning our directors and executive officers.

Non-Independent Directors

Paul Kazarian. Chair of the Board (since 2025), Chair of the Investment Committee (since 2026) and Director (since 2024). Paul Kazarian joined Saba in March 2013. Mr. Kazarian is a Portfolio Manager who focuses on the closed-end fund strategy and exchange traded products, including ETF arbitrage. In addition, Mr. Kazarian serves on the Board of Trustees and is Principal Executive Officer of ASA Gold and Precious Metals Limited (ticker: ASA). Mr. Kazarian is also Principal Executive Officer of both Saba Capital Income & Opportunities Fund (ticker: BRW) and Saba Capital Income and Opportunities Fund II (ticker: SABA). Prior to Saba, Mr. Kazarian was a Director at RBC Capital Markets in the Global Arbitrage and Trading Group from 2007 to 2013. While there, Mr. Kazarian was responsible for the development and management of the Fixed Income ETF Group and also responsible for overseeing other ETF and index strategies. Prior to RBC, Mr. Kazarian worked as a technology analyst at Merrill Lynch. Mr. Kazarian holds a BA in Political Science from Bates College.

Independent Directors

Karen Caldwell. Director (since 2025) and Chair of the Audit and Ethics Committee (since 2025). Karen Caldwell has served as the Chief Operating and Financial Officer of Tides Network, a non-profit organization dedicated to advancing social justice since 2024. Ms. Caldwell served as the Chief Financial Officer of Reform Alliance, a non-profit organization dedicated to probation, parole, and sentencing reform in the United States through legislation and lobbying, from 2019 to 2024. Previously, Ms. Caldwell served as the Chief Financial Officer and Treasurer of the NHP Foundation, a non-profit organization dedicated to increasing housing affordability, from 2018 to 2019. From 2016 to 2018, Ms. Caldwell served as the Chief Financial Officer and Executive Vice President of the New York City Housing Authority. Before this position, she served as the president of Hanseatic Management Services, Inc., an asset management company, from 2015 to 2016. Prior to Hanseatic, Ms. Caldwell served as a managing director of Alternative Investments at Amundi Investments, LLC, an investment advisory firm, from 2008 to 2014. From 1994 until 2008, Ms. Caldwell served as the Group Senior Vice President and Co-Head of Rates and Portfolio Management of ABN AMRO/LaSalle Bank Corporation Treasury. Ms. Caldwell also served as the Vice President of Foreign Exchange Trading and Sales at JPMorgan Chase from 1982 until 1994. Ms. Caldwell has served on the board of trustees of Saba Capital Income & Opportunities Fund II since February 2023, the board of trustees of Finite Solar Finance Fund from 2021 to 2023, and Saba Capital Income & Opportunities Fund, including as Chairwoman of the Audit Committee, since 2020. Additionally, Ms. Caldwell served as a member of the board of directors and on the Audit Committee of the Chicago Housing Authority from 2014 until 2015. Ms. Caldwell earned a B.S. in Accounting from Florida A&M University, and an MBA in Finance & Marketing from Northwestern University, Kellogg School of Management.

Ketu Desai. Director (since 2024) and Chair of the Special Committee (since 2026). Mr. Desai has served as Principal, Chief Compliance Officer, Investment Adviser Representative and Independent Registered

Investment Adviser of i-squared Wealth Management, Inc., a private wealth investment management firm, since 2016. He also served as CIO of Centerfin, Inc. from 2020-2024. Previously, Mr. Desai served as Investment Analyst at Lighthouse Investment Partners, LLC (“Lighthouse”), a global investment firm, from 2007 until 2016, where he helped manage Lighthouse’s credit funds, including the Lighthouse Credit Opportunities Fund and Lighthouse Credit Compass. At Lighthouse, Mr. Desai was also a member of the firm’s Relative Value Committee, where he was responsible for portfolio allocation decisions and risk management of fixed income, credit, event-driven, mortgage, and distressed strategies. Prior to joining Lighthouse, Mr. Desai served as a M&A Investment Banking Analyst at Credit Suisse AG from 2006 until 2007. Mr. Desai has served as a trustee on the board of trustees of Saba Capital Income & Opportunities Fund II since February 2023 and on the Board of Trustees of Saba Capital Income & Opportunities Fund since 2020. Mr. Desai earned a B.A. in Economics from Stony Brook University, a M.S. in Economics from New York University and an MBA from NYU Stern in Finance, Financial Instruments and Markets, and Entrepreneurship and Innovation.

Maryann Bruce. Director (since 2025) and Chair of the Nominating and Governance Committee (since 2025). Ms. Bruce is an independent director of Amalgamated Financial Corporation and Amalgamated Bank (NASDAQ: AMAL), where she serves as Chair of the Enterprise Risk Oversight Committee and is a member of the Executive, Corporate Social

Responsibility, Audit, and Credit Committees. Ms. Bruce has served as an independent director of NextPoint Financial, serving as Chair of the Corporate Governance & Nominating Committee and as a member of the Executive, Audit, and Compensation Committees, and successfully steered the company through a strategic review process, restructuring, and going-concern sale. Previously, she was an Independent Director of MBIA (NYSE: MBI), serving on the Audit & Compliance and Compensation & Governance Committees, an Independent Director and Chair of the Compensation Committee of Atlanta Life Financial Group, a private company, a Trustee of both the Allianz Global Investors and PNC Funds and a Director of Pop Venture Fund, a registered closed-end interval fund. Since October 2007, Ms. Bruce has been President of Turnberry Advisory Group, a private consulting firm. From December 2008 to July 2010, she was President of Aquila Distributors, Inc., a subsidiary of Aquila Investment Management LLC, a boutique asset manager. Before that, from September 1999 to June 2007, she was President of Evergreen Investments Services, Inc., an investment management and diversified financial services business, and subsidiary of Wachovia (now Wells Fargo & Company). Ms. Bruce earned the CERT Certificate in Cybersecurity Oversight from the National Association of Corporate Directors (NACD) and the Software Engineering Institute of Carnegie Mellon University, demonstrating her commitment to an advanced understanding of the role of the board and management in cyber-risk oversight. Ms. Bruce has extensive experience in leadership and corporate governance within the financial services industry, with a strong background in strategy, sales and distribution, marketing, product development, client service, risk management, and regulatory oversight. Her deep understanding of starting, growing, and scaling businesses, coupled with her keen perspective of financial markets, brings a wealth of practical knowledge and a unique and valued point of view as a Board member.

Neal Neilinger. Director (since 2025). Mr. Neilinger has served as Founder of Congressional Capital Management LLC since 2023. Mr. Neilinger served as the Head of Family Office Coverage at Jefferies Financial Group Inc. (NYSE: JEF), an investment banking company, from 2021 to 2023. From 2020 to 2021, Mr. Neilinger served as a Strategic Advisor at Halo Investing, Inc., a technology platform that seeks to democratize access to investment solutions, connecting financial advisors and investors to protective investment products globally. Previously, Mr. Neilinger served as Advisor to the CEO of Sarasota Private Trust Company, a private trust company that offers wealth management, co-investing, trust and family office services, from 2017 to 2021. He also served as an Advisor to the Chairman of New York Private Bank & Trust from 2016 to 2021. Mr. Neilinger has served as Past President and Service Member of Cos Cob Fire Police Patrol Inc. since 2013. Mr. Neilinger also served on the board of trustees of Greenwich United Way, a community fundraising organization in Greenwich, Connecticut from 2013 to 2016. Additionally, he co-founded the National Advisory Committee of Colonial Williamsburg Foundation, a non-profit educational institution that preserves and operates the restored 18th-century capital of Virginia and served as its co-head from 2012 to 2015. Mr. Neilinger also served on the Board of Directors of Sabal Palm Bank in Sarasota, Florida from 2013 to 2022, where he was chairman of the Executive Committee. He also served as a director on the Board of Directors of Voya Prime Rate Trust (now known as Saba Capital Income & Opportunities Fund) (formerly NYSE: PPR, now NYSE: BRW) from 2020 to 2021.

Executive Officers Who Are Not Directors

Troy Statczar. Principal Financial Officer (since August 2026). Mr. Statczar is a Director of Treasurer Services at ACA Group, where he serves as Fund Treasurer and Principal Financial Officer for mutual fund and ETP clients, overseeing financial accounting, SEC reporting, and Sarbanes-Oxley compliance. He brings over 30 years of financial services experience spanning fund administration, investment operations, and portfolio accounting across a range of product types including mutual funds, UCITS, ETPs, and hedge funds. Prior to ACA, Mr. Statczar served as Director of Fund Administration and Assistant Treasurer at Thornburg Investment Management, where he oversaw approximately $44 billion in AUM, and as Director of US Operations and Treasurer at Henderson Global Investors, managing a similarly broad multi-asset platform. Earlier in his career, he held senior leadership roles at Citi Hedge Fund Services, BISYS Fund Services, and State Street Corporation. Mr. Statczar holds a Bachelor of Science in Finance from Miami University (Ohio) and is a member of the Investment Company Institute's Accounting & Treasurers and Tax Committees.

James Chekos. Corporate Secretary (since October 2025). Mr. Chekos is a Senior Principal Consultant in the Company Officer department of ACA Group, LLC's U.S. Regulatory division, where he serves as Fund Secretary for registered fund clients and as an NFA/CFTC compliance consultant for registered commodity pool operators and commodity trading advisors, and which he joined in 2018. Previously, he served as a Senior Compliance Specialist at Amundi from 2008 to 2018 and as a Risk Analyst at Fidelity Investments from 2002 to 2008. He holds a B.A. in Economics from the University of Massachusetts, Amherst.

Patrick Keniston. Chief Compliance Officer (since September 2025). Mr. Keniston has over twenty years’ experience in the financial services industry. Mr. Keniston has served as the Managing Director of Foreside Fund Officer Services,

LLC, since 2008. Before joining ACA (fka Foreside Fund Officer Services), he was Vice President with Citi Fund Services, a mutual fund service provider in Boston, Massachusetts, and Counsel with Citigroup Global Transaction Services in Portland, Maine. Prior to working in the financial services industry, Mr. Keniston spent five years as a tax consultant with Ernst & Young and PricewaterhouseCoopers. He holds a Bachelor of Arts degree from Tufts University, a Juris Doctor from the University of Denver College of Law, and a Master of Laws from Georgetown University Law Center.

Board of Directors

The Company’s Board and management are committed to responsible corporate governance to ensure that the Company is managed for the long-term benefit of its shareholders. To that end, the Board and management periodically review and update, as appropriate, the Company’s corporate governance policies and practices. In doing so, the Board and management review published guidelines and recommendations of institutional shareholder organizations and current best practices of similarly situated public companies. The Board and management also regularly evaluate and, when appropriate, revise the Company’s corporate governance policies and practices in accordance with the requirements of SOX and the rules and listing standards issued by the SEC and the New York Stock Exchange (“NYSE”) where the Company’s Shares are listed and traded.

During the fiscal year ended November 30, 2025, the Board held a total of twelve meetings. Each director attended at least 75% of the total number of meetings of the Board and at least 75% of all committee meetings on which he/she served.

Corporate Governance and Board of Directors Leadership Structure

Presently, Mr. Kazarian serves as the Chair of the Company’s Board. Mr. Kazarian is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is also our Principal Executive Officer and President. We believe that Mr. Kazarian’s familiarity with our investment platform, and extensive knowledge of the financial services industry and the investment process in particular qualify him to serve as the chairman of our Board. We believe that our leadership structure is appropriate since Mr. Kazarian has over 20 years of experience in the investment management industry or related businesses.

Our Board does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of an audit and ethics committee and nominating and governance committee comprised solely of independent directors and the appointment of the Chief Compliance Officer and counsel to the independent directors (“Independent Director Counsel”), with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures. Blank Rome LLP currently serves as Independent Director Counsel.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board of Directors Risk Oversight

While management is responsible for identifying, assessing and managing risk, our Board is responsible for risk oversight with a focus on the most significant risks facing the company. The Board’s risk oversight includes, but is not limited to, strategic, operational, compliance, and reputational risk.

The Board also has delegated responsibility for the oversight of specific risks to Board committees. The Audit and Ethics Committee oversees risks associated with:

•	the Company’s financial statements and financial reporting;

•	mergers and acquisitions;

•	internal controls over financial reporting;

•	credit and liquidity; and

•	information technology.

The Nominating and Governance Committee considers the risks associated with:

•	compensation policies and practices;
•	management resources, structure, succession planning and management development;

•	overall governance practices and the structure and leadership of the Board; and
•	related person transactions and the code of conduct for all employees, officers and directors.

The Investment Committee considers the risks associated with:

•	the management and oversight of the Company's investment portfolio during the Interim Period;
•	investment strategy, asset allocation and portfolio construction during the Interim Period;
•	the evaluation, monitoring and disposition of portfolio investments during the Interim Period;
•	market, valuation and investment-related risks affecting the Company's portfolio during the Interim Period; and
•	compliance with the Company's investment guidelines and applicable regulatory requirements during the Interim Period.

The Investment Committee is expected to cease functioning following the BDC Conversion as Saba would assume primary investment oversight responsibility together with our Principal Executive Officer.

The Board is kept informed of each committee’s risk oversight and any other activities deemed to engender risk via periodic reports from management, the committee chairs, and/or Company service providers. Our Board recognizes the importance of risk oversight, and its role is consistent with the Board’s leadership structure, the Principal Executive Officer and the senior management of the Company. Our senior management is responsible for assessing and managing risk exposure and the Board and committees of the Board provide the oversight consistent with those efforts. In addition, following the BDC Conversion, William Conway, Chief Risk Officer of Saba, will serve as the Company’s Risk Manager responsible for administering and performing various applicable provisions under Rule 18f-4 under the 1940 Act.

We believe that our Board’s role in risk oversight is effective, and appropriate given the extensive regulation to which we will be subject as a BDC. As a BDC, we will be required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness will be limited such that our asset coverage must equal at least 200% (or 150%, if certain requirements are met) immediately after each time we incur indebtedness, we generally will have to invest at least 70% of our gross assets in “qualifying assets” and we will not generally be permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different Board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the Board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

The Board currently has two standing committees: the Audit and Ethics Committee (the “Audit Committee”) and the Nominating and Governance Committee (the “NGC”). In addition, the Board has established the Special Committee and the Investment Committee. Except for Mr. Kazarian’s role on the Investment Committee, each member of these committees is independent as defined by applicable NYSE and SEC rules. Both the Investment Committee and the Special Committee are expected to cease operating following the BDC Conversion. Each of the Audit Committee and the NGC has adopted a written charter approved by the Board.

Audit and Ethics Committee

The Board’s Audit Committee consists of Ms. Caldwell, Ms. Bruce, and Mr. Desai, and operates pursuant to its written charter. The Audit Committee held ten meetings during the fiscal year ended November 30, 2025. The Audit Committee is authorized to examine and approve the audit report prepared by the independent auditors of the Company, to review and select the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting controls and to review and approve conflict of interest or related party transactions and audit policies.

Ms. Caldwell, Chair of the Audit Committee, has been determined by the Board to be a “financial expert.” In addition, the Board has determined that all members of the Audit Committee are “financially literate” as that term is defined by applicable NYSE and SEC rules.

Nominating and Governance Committee

The Company’s NGC consists of Ms. Bruce, Ms. Caldwell, and Mr. Desai, all of whom are considered independent under the 1940 Act. The NGC evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. The NGC held ten meetings during the fiscal year ended November 30, 2025. The NGC is generally responsible for identifying corporate governance issues, identifying and recommending potential candidates for election to the Board and reviewing executive and director compensation and performance.

Director Nominations

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the NGC applies the criteria set forth in the Governance Guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, absence of conflicts of interest and the ability to act in the interest of all shareholders. The committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will best allow the board of directors to fulfill its responsibilities.

The NGC has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the NGC considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The NGC generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Nominating and Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the NGC’s goal of creating a Board that best serves our needs and the interests of our shareholders.

Shareholders may recommend individuals to the NGC for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials. The recommendation should be sent to the NGC, c/o ASA Gold and Precious Metals Limited, 190 Middle Street, Suite 301, Portland, ME 04101. Assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates recommended by our board of directors or others. If the Board determines to nominate a shareholder-recommended candidate and recommends his or her election, then his or her name will be included in the proposal for election for the next annual meeting.

Shareholders also have the right under our bye-laws to nominate director candidates, without any action or recommendation on the part of the NGC or the board of directors, by following the procedures set forth under “Shareholder Proposals” in our proxy statement. Candidates nominated by shareholders in accordance with the procedures set forth in our bye-laws may be included in our proxy statement and solicitation for the next annual meeting.

Compensation Committee Interlocks and Insider Participation

All members of the NGC are Independent Directors, and none of them are present or past employees or paid officers of ours or any of our subsidiaries. No member of the NGC has had any relationship with us requiring disclosure under Item 404 of Regulation S-K. None of our executive officers has served on the board of directors or compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers has served on our Board or NGC.

Code of Conduct

We have adopted a code of ethics (the “Code of Ethics”), which applies to all directors and employees, including the principal executive, financial and accounting officers. A copy of the Code of Ethics will be made available upon request directed to the executive offices of the Company. In addition, we post on our website all disclosures that are required by law or NYSE listing standards concerning any amendments to, or waivers from, any provision of the Code. We also post on our website any amendments to, or waivers from, our Code of Ethics that apply to our principal executive officer and principal financial and accounting officer.

The Audit Committee or the Board reviews all potential related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee or the Board. We have not adopted written procedures for review of, or standards for approval of, these transactions, but instead the Audit Committee or the Board intends to review such transactions on a case by case basis. In addition, the NGC or the Board reviews and approves all compensation-related policies involving our directors and executive officers. See “Risks Relating to Our Business and Structure.”

Director Compensation

The Board has adopted the following compensation structure for its Independent Directors:

•	Annual Retainer: $65,000;
•	Nominating and Governance Committee Chair: $7,500;
•	Audit and Ethics Committee Chair: $8,500;
•	Investment Committee Member Monthly Fee: $10,000; and
•	Special Committee Member Monthly Fee: $10,000.

Upon the BDC Conversion, no compensation is proposed to be paid by the Company to any non-Independent Director. No changes are expected to the director compensation structure upon the BDC Conversion.

Summary Risk Factors

An investment in the Company following the BDC Conversion will involve various risks, including the following:

•	The Company has no operating history as an externally managed BDC or under the proposed investment strategy;
•

We will be dependent upon our and Saba’s executive team for our future success and if we or Saba are unable to hire and retain qualified personnel or if we lose any member of the executive team, our ability to achieve our investment objective could be significantly harmed.

•	We will operate in a highly competitive market for investment opportunities.
•	Our portfolio may lack diversification, which may subject us to a risk of significant loss if one or more of our portfolio companies defaults on its obligations under any of its debt instruments.
•

Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

•	Our Board may change our investment objective, operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse.
•

Investing in small and middle-market businesses involves a high degree of risk, and our financial results may be affected adversely if one or more of our significant portfolio investments defaults on its loans or fails to perform as we expect.

•	Our debt investments are expected to be rated below investment grade (commonly referred to as “junk”) or unrated and are considered speculative.
•	The lack of liquidity in our investments may adversely affect our business.
•	An extended disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.
•	We may borrow money, which would magnify the potential for loss on amounts invested and may increase the risk of investing in us.
•	The necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage as well as the inability to raise such funds when needed.
•	There will be uncertainty as to the value of our portfolio investments.
•	Our real estate-backed lending and our asset-based and specialty finance investments are subject to heightened risks that could result in losses.
•	We may experience fluctuations in our quarterly and annual results.
•	We will be subject to corporate-level income tax on all of our income if we are unable to qualify as a RIC under the Code, which would have a material adverse effect on our financial performance.
•	Regulations governing our operation as a BDC will affect our ability to raise additional capital and the way in which we do so.
•	The market price of shares of BDC NewCo may decline below our net asset value per share.
•	Our common share price may be volatile and may decrease substantially.
•	We may not be able to pay distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.
•	Sales of substantial amounts of our common share in the public market may have an adverse effect on the market price of our common share.

As a BDC, any failure to comply with the requirements imposed on us by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our shareholders, we may elect to withdraw our status as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business.

Current Risk Factors Associated with our Current Gold-Focused Portfolio

•

ASA’s current portfolio is concentrated in the gold and precious-metals sector. The value of its investments is materially affected by fluctuations in gold and other precious-metals prices, mining-industry conditions and developments affecting a limited number of issuers or jurisdictions.

•

Mining and natural-resources companies are subject to significant operational, environmental, political, regulatory, labor, reserve-estimation, commodity-price and development risks. Exploration and development projects may fail to produce commercially recoverable resources or may require substantially more capital than anticipated.

•

Investments in non-U.S. issuers and operations expose ASA to political and economic instability, currency fluctuations, differing accounting and disclosure standards, expropriation, taxation, capital controls and less developed legal and securities-market protections.

•

ASA’s status as a non-diversified investment company permits it to invest a greater percentage of its assets in a smaller number of issuers, increasing the effect that poor performance by a single issuer may have on ASA’s net asset value.

Other Risks Relating to Our Common Shares

•	Our shares may be delisted.
•	One of our shareholders, Saba, beneficially owns approximately 32.41% of our common shares, and is able to exercise significant influence over the outcome of most shareholder actions.
•

Future issuances of our common shares or other securities, including preferred shares, may dilute the per share book value of our common shares or have other adverse consequences to our common shareholders.

•	The authorization and issuance of “blank check” preferred shares could have an anti-takeover effect detrimental to the interests of our shareholders.
•	As a domestic BDC, provisions of our governing documents and Delaware law would place restrictions on our shareholders’ ability to recover from our directors for breaches of their duties.

Comparative Fees and Expenses

The following tables are intended to assist you in understanding the costs and expenses that an investor in the common shares of the Company bears directly or indirectly (before the BDC Conversion) and BDC NewCo’s costs and expenses that are expected to be incurred in the first year following the BDC Conversion and in the subsequent year after the Fee Grace Period ends, each of which based on expenses incurred during the semi-annual period ended May 31, 2026. The costs of the BDC Conversion will be borne (including the costs of preparing the Proxy Statement/Prospectus and solicitation of proxies, as well as the costs of the financial advisor to the Special Committee) by the Company’s shareholders and are presently estimated to approximate $2.99 million (0.22% of the Company’s net assets as of May 31, 2026). The costs are one-time, non-recurring costs and as a result, are not reflected in the fee tables below. Please note that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this document contains a reference to fees or expenses paid or to be paid by “you,” or “the Company”, shareholders will indirectly bear such fees or expenses as investors in the Company, as applicable. The interest fees in the table assume the company will borrow approximately 50% of its total assets. This amount could change as currently there is no specific amount of leverage that has been targeted. The amounts shown in the table are based on net assets reported by the Company in its Semi-Annual Report for the period ended May 31, 2026. Actual net assets of the Company following the BDC Conversion may change materially based on a variety of factors, including, market performance and if and to the extent any tender offers are conducted. Any decline in asset levels would likely cause the pro forma expense ratios to be higher than those shown in the table.

Comparative Fee Table (taking into account interest payments on borrowed funds)

	Existing Company	BDC NewCo – Year 1 (pro forma)	BDC NewCo – Year 2 (pro forma)(6)
Shareholder transaction expenses (as a percentage of offering price)
Sales load	None	None	None
Offering expenses	None	None	None
Dividend reinvestment plan expenses(1)	5% of amount reinvested, maximum $3, plus $0.03 per share	Same as Existing Company	Same as Existing Company
Total shareholder transaction expenses	None, other than Dividend Reinvestment Plan charges above	Same as Existing Company	Same as Existing Company
Estimated annual expenses (as a percentage of net assets attributable to common shares)
Management fees (2)	0.70%	0.15%	3.00%
Incentive fees(3)	None	-	-
Interest payments on borrowed funds(4)	None	7.00%	7.00%
Other expenses(5)	0.17%	0.35%	0.35%
Total annual expenses (estimated) (before waiver, under Prior Management Agreement)	0.87%	7.50%	10.35%
Less management fee waiver(7)	0.11%	0.00%	0.00%
Total annual expenses (estimated) (net of waiver, under Prior Management Agreement)	0.76%	7.50%	10.35%

(1)

The program administrator’s fees for the handling of the reinvestment of dividends will be paid by the Company. However, you will pay a transaction fee of 5% of the amount reinvested, up to a maximum of $3 plus $0.03 per share fee purchased, which will be deducted from the value of the dividend.

(2)

The management fee shown for the Existing Company reflects the management fee rate paid under the prior management agreement with Merk, which was in effect during the last reporting period (but which has since expired). The expense amounts shown in the table are based on net assets of $1,356,070,596, the net asset value reported for the Company’s semi-annual period ended May 31, 2026. This net asset value is subject to change, even materially, following the BDC Conversion (as discussed above). The management fee shown for BDC NewCo reflects the flat $2 million fee payable during the first year of BDC NewCo’s operations under the New Management Agreement. Following the first 12 months of operations, the base management fee rate is equal to an annual rate of 1.50% of the value of the Company’s gross assets (excluding cash and cash items) as of the beginning of the first calendar day of the applicable quarter.

(3)

The Incentive Fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on our income and a portion is based on our capital gains. Each incentive fee is calculated at a rate of 17.5%, subject to a hurdle rate and catch-up. As we cannot currently predict whether we will meet the necessary performance targets, we have assumed no incentive fee for purposes of the table above. Once fully invested, we expect the Incentive Fees we pay to accrue and increase to the extent we earn greater income or generate capital gains through our investments in portfolio companies. By way of example and solely for illustration purposes, if we achieved an annualized total return of 12% for each quarter made up entirely of net investment income, the Incentive Fees payable to the adviser (because the hurdle rate would have been exceeded) would amount to 0.525% for the quarter. If instead we achieved a total return of 12% in a calendar year made up of entirely realized capital gains net of all realized capital losses and unrealized capital depreciation, an incentive fee equal to 2.1% of our net assets would be payable. No assurance can be provided as to any actual rate of expected return and actual returns may be lower or higher than those assumed.

(4)

Interest payments on borrowed funds represents an estimate of our annualized interest expense based on borrowings under credit facilities and issuances of senior unsecured notes. The assumed weighted average interest rate outstanding under our credit facilities and senior unsecured notes was 7.0%. We intend to further borrow under credit facilities and/or issue senior unsecured notes in the future in order to finance our investments and may issue preferred stock, subject, in all cases, to our compliance with applicable requirements under the 1940 Act.

(5)	“Other Expenses” includes estimated general and administrative expenses, professional fees and director fees and is based on amounts estimated for the current fiscal year.

(6)

The Pro-Forma Year 2 data in the table is based on the identical assumptions for Year 1, except that the management fee rate reflected in the table for Year 2 reflects the full management fee rate (as the 12-month grace period would have expired). The pro forma management fee rate shown for Year 2 assumes maximum permissible leverage (under the 1940 Act), though no specific leverage amount has been targeted.

(7)

Merk agreed to waive a portion of its advisory fee, equal to an annual rate of 0.05% of the Company’s net assets exceeding $300 million, and an additional 0.10% of the Company’s net assets exceeding $500 million.

The following example is intended to help shareholders compare the costs of investing in the Company under its current structure with the costs of investing in BDC NewCo following the BDC Conversion. The example assumes that a shareholder invests $1,000, that the annual operating expenses are those shown in the fee table above that takes into account interest payments on borrowed funds, and that the investment earns a 5% annual return. For the Existing Company, the example reflects Merk’s voluntary waiver of a portion of its advisory fee, as described in the fee table footnotes above. For BDC NewCo, the example reflects the flat $2 million base management fee payable during the first year of BDC NewCo’s operations under the New Management Agreement (as shown for Year 1 in the fee table above) and, for each subsequent year, the base management fee at an annual rate of 1.50% of the value of BDC NewCo’s gross assets (excluding cash and cash items) that applies following the expiration of the Fee Grace Period (as shown for Year 2 in the fee table above). Based on these assumptions, a shareholder would incur the following expenses:

	1 year	3 years	5 years	10 years
An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return in:
Existing Company (ASA)	$8	$24	$41	$92
BDC NewCo (pro forma)	$75	$271	$447	$811

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the New Management Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. For example, if we assumed that we received our 5% annual return completely in the form of net realized capital gains on our investments, computed net of all cumulative unrealized depreciation on our investments, the projected dollar amount of total cumulative expenses set forth in the above illustration would be as follows:

	1 year	3 years	5 years	10 years
An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return (comprised of net realized capital gains) in:
Existing Company (ASA)	$8	$24	$41	$92
BDC NewCo (pro forma)	$84	$294	$479	$849

The foregoing table reflects BDC NewCo’s expected incurrence of material interest expenses due to its expected leveraged investment strategy which endeavors to generate returns that well exceed the costs of borrowing. ASA does not have, and has not previously had, a leveraged investment strategy and, as a result, its expense ratio does not reflect these material expenses. The table below is provided for illustrative purposes only and excludes interest payments on borrowed funds. It retains the same management-fee and other-expense assumptions as the table above.

	Existing Company	BDC NewCo – Year 1 (pro forma)	BDC NewCo – Year 2 (pro forma) (5)
Shareholder transaction expenses (as a percentage of offering price)
Sales load	None	None	None
Offering expenses	None	None	None
Dividend reinvestment plan expenses(1)	5% of amount reinvested, maximum $3, plus $0.03 per share	Same as Existing Company	Same as Existing Company
Total shareholder transaction expenses	None, other than dividend reinvestment plan charges above	Same as Existing Company	Same as Existing Company
Estimated annual expenses (as a percentage of net assets attributable to common shares)
Management fees(2)	0.70%	0.15%	3.00%
Incentive fees(3)	None	-	-
Other expenses(4)	0.17%	0.35%	0.35%
Total annual expenses (estimated) (before waiver)	0.87%	0.50%	3.35%
Less management fee waiver(6)	0.11%	0.00%	0.00%
Total annual expenses (estimated) (net of waiver)	0.76%	0.50%	3.35%

(1)

The program administrator’s fees for the handling of the reinvestment of dividends will be paid by the Company. However, you will pay a transaction fee of 5% of the amount reinvested, up to a maximum of $3 plus $0.03 per share fee purchased, which will be deducted from the value of the dividend.

(2)

The management fee shown for the Existing Company reflects the management fee rate paid under the prior management agreement with Merk, which was in effect during the last reporting period (but which has since expired). The expense amounts shown in the table are based on net assets of $1,356,070,596, the net asset value reported for the Company’s semi-annual period ended May 31, 2026. This net asset value is subject to change, even materially, following the BDC Conversion (as discussed above). The management fee shown for BDC NewCo reflects the flat $2 million fee payable during the first year of BDC NewCo’s operations under the New Management Agreement. Following the first 12 months of operations, the base management fee rate is equal to an annual rate of 1.50% of the value of the Company’s gross assets (excluding cash and cash items) as of the beginning of the first calendar day of the applicable quarter.

(3)

The Incentive Fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on our income and a portion is based on our capital gains. Each incentive fee is calculated at a rate of 17.5%, subject to a hurdle rate and catch-up. As we cannot currently predict whether we will meet the necessary performance targets, we have assumed no incentive fee for purposes of the table above. Once fully invested, we expect the Incentive Fees we pay to accrue and increase to the extent we earn greater income or generate capital gains through our investments in portfolio companies. By way of example and solely for illustration purposes, if we achieved an annualized total return of 12% for each quarter made up entirely of net investment income, the Incentive Fees payable to the adviser (because the hurdle rate would have been exceeded) would amount to 0.525% for the quarter. If instead we achieved a total return of 12% in a calendar year made up of entirely realized capital gains net of all realized capital losses and unrealized capital depreciation, an incentive fee equal to 2.1% of our net assets would be payable. No assurance can be provided as to any actual rate of expected return and actual returns may be lower or higher than those assumed.

(4)	“Other Expenses” includes estimated general and administrative expenses, professional fees and director fees and is based on amounts estimated for the current fiscal year.

(5)

The Pro-Forma Year 2 data in the table is based on the identical assumptions for Year 1, except that the management fee reflected in the table for Year 2 reflects the full management fee rate (as the 12-month grace period would have expired). The pro forma management fee rate shown for Year 2 assumes maximum permissible leverage (under the 1940 Act), though no specific leverage amount has been targeted.

(6)

Merk agreed to waive a portion of its advisory fee, equal to an annual rate of 0.05% of the Company’s net assets exceeding $300 million, and an additional 0.10% of the Company’s net assets exceeding $500 million.

The Company will not effectuate the BDC Conversion UNLESS the Company’s shareholders approve both Proposal 1 and Proposal 2.

Capitalization

The following table sets forth the unaudited equity capitalization of the Company as of October 19, 2026, and the pro forma equity capitalization of BDC NewCo as if the BDC Conversion had occurred on that date. The pro forma capitalization reflects estimated BDC Conversion costs of $2.99 million.

	Target Fund	Pro Forma Adjustments(3)		BDC NewCo Pro Forma(1)
Shareholders’ Equity
Common Shares, $1 par value; 18,119,229 shares outstanding for ASA and 18,119,229 shares outstanding for BDC NewCo	$18,119,229	$-		$18,119,229
Paid-in surplus	$1,289,204	$-		$1,289,204
Total distributable earnings	$1,190,432,580	$(2,990,000	)(3)	$1,187,442,580
Net assets applicable to common shares	$1,209,841,013	$(2,990,000)		$1,206,851,013
Common shares outstanding	$18,119,229			$18,119,229
Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$66.77			$66.61

(1)

The pro forma balances are presented as if the BDC Conversion were effective as of October 19, 2026. They are presented for informational purposes only and may change prior to the closing date. All pro forma adjustments are directly attributable to the BDC Conversion.

(2)

Assumes the issuance of 18,119,229 common shares to BDC NewCo’s shareholders in connection with the BDC Conversion. These figures are based on the Company’s net assets and shares outstanding as of October 19, 2026, adjusted for estimated BDC Conversion costs.

(3)	Includes the impact of estimated total BDC Conversion costs of $2.99 million which are currently estimated to be borne by ASA.

LEGAL PROCEEDINGS

Other than the matters discussed below, neither the Company, nor any of its subsidiaries, is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, the Company may be a party to certain other legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

Rights Plan Litigation

Beginning in January 2024, Saba, a significant shareholder of the Company, initiated litigation in the United States District Court for the Southern District of New York challenging a series of limited-duration shareholder rights plans adopted by the Company. The litigation, captioned Saba Capital Master Fund, Ltd. v. ASA Gold and Precious Metals Ltd., No. 24-CV-690 (S.D.N.Y.), sought rescission of the rights plans and a declaratory judgment that the plans violated provisions of the 1940 Act. Saba subsequently amended its filings to challenge additional rights plans adopted by the Company.

On March 28, 2025, the court granted partial summary judgment and held that the Company's then-existing shareholder rights plan was required to be rescinded because it did not comply with the 1940 Act requirement that such rights expire within 120 days of issuance. Following that ruling, the Rights Plan Committee approved a new limited-duration shareholder rights plan effective March 31, 2025. Saba subsequently filed a motion seeking enforcement of, or amendment to, the court's judgment and requested sanctions against the Company. On April 15, 2025, the court denied that motion, concluding that adoption of the new rights plan did not violate the court's prior order. The matter was thereafter appealed to the United States Court of Appeals for the Second Circuit.

On April 18, 2025, Saba commenced a separate action in the Southern District of New York, captioned Saba Capital Master Fund, Ltd. et al. v. ASA Gold and Precious Metals Ltd. et al., No. 25-CV-3265 (S.D.N.Y.), alleging that the new rights plan was substantially identical to prior rights plans and seeking rescission of the plan and related declaratory relief. The parties subsequently resolved the federal litigation pursuant to a confidential settlement agreement. According to the Company's disclosures, the settlement did not involve any admission of liability or wrongdoing by the Company or any other party, and the related federal litigation and Second Circuit appeal were dismissed.

Bermuda Litigation

On April 30, 2025, Paul Kazarian, a director of the Company, filed a petition in the Supreme Court of Bermuda relating to a special general meeting requisitioned by Saba, competing shareholder meeting requisitions, the Company's annual general meeting, and the conduct of Board and shareholder meeting processes. The proceeding sought, among other things, relief concerning the authority of certain directors and the conduct of shareholder communications and meeting-related activities.

In May 2025, the Bermuda Court granted interim injunctive relief restricting certain actions by two directors in connection with shareholder meetings and communications and directing the withdrawal of specified proxy and other SEC filings. Following subsequent proceedings, the Bermuda Court continued the interim relief pending further consideration of the matter. After the parties sought discontinuance of the action, the Supreme Court of Bermuda entered a final order on August 25, 2025 discontinuing the proceeding without costs.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this document constitute forward-looking statements, which relate to future events or the future performance or financial condition of the Company or, following the BDC Conversion, BDC NewCo. The forward-looking statements contained in this document involve a number of risks and uncertainties, including statements concerning:

Company or, following the BDC Conversion, BDC NewCo, or their portfolio companies’, future business, operations, operating results or prospects;

•	the return or impact of current and future investments;
•	the impact of a protracted decline in the liquidity of credit markets;
•	the impact of fluctuations in interest rates;
•	the valuation of investments in portfolio companies, particularly those having no liquid trading market;
•	the Company or, following the BDC Conversion, BDC NewCo’s ability to recover unrealized losses;
•	market conditions and the Company or, following the BDC Conversion, BDC NewCo’s ability to access alternative debt markets and additional debt and equity capital;
•	contractual arrangements and relationships with third parties;
•	the general economy and its impact on the industries in which the Company or, following the BDC Conversion, BDC NewCo invests;
•	the financial condition of and ability of current and prospective portfolio companies to achieve their objectives;
•	expected financings and investments;
•	the adequacy of cash resources and working capital;
•	the timing, form and amount of any dividend distributions;
•	the timing of cash flows, if any, from the operations of portfolio companies;
•	the outcome and impact of any litigation relating to the BDC Conversion;
•	the ability of the Company to successfully effect the BDC Conversion; and
•	The Company’s future operating results and business prospects if the BDC Conversion is not completed.

RISK FACTORS

These risks are particularly relevant to a decision a shareholder of the Company will make in determining how to vote on the proposals. Investing in our securities involves a high degree of risk. You should carefully consider the risks and uncertainties described below, together with all of the other information included in this Proxy Statement/Prospectus, before deciding whether to vote in favor of the proposals described herein and whether to remain invested in the Company following the BDC Conversion. The risks described below are not the only risks we face. Additional risks and uncertainties not currently known to us, or that we currently deem to be immaterial, may also materially and adversely affect our business, financial condition, results of operations, net asset value and the trading price of our shares. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value and the trading price of our common shares could decline, and you may lose all or part of your investment.

Risks Relating to the BDC Conversion

We have no operating history as a business development company or under the proposed investment strategy, and our historical financial performance will not be indicative of our future results.

Although the Company has operated as a registered closed-end management investment company since 1958, we have no operating history as a business development company (a "BDC") or under the income-oriented credit strategy that we intend to pursue following the BDC Conversion. As a BDC, we will be subject to the regulatory requirements of the SEC, in addition to the specific regulatory requirements applicable to BDCs under the 1940 Act, and to regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). Neither the Company's management nor, in its capacity as investment adviser to the Company, Saba, has previously operated the Company under this BDC and RIC regulatory framework or managed the Company's assets pursuant to the proposed strategy, and we may incur substantial additional costs, and expend significant time and other resources, to do so. As a result, we can offer no assurance that we will achieve our investment objective, that we will be able to generate sufficient revenue from our operations to make or sustain distributions to our shareholders, or that the value of your investment will not decline substantially. The Company's historical financial statements and performance reflect the operation of a non-diversified, closed-end fund investing primarily in the equity securities of companies engaged in the gold and precious-metals sector, and will not be indicative of the results we may achieve as a BDC pursuing an income-oriented credit-focused strategy.

Completion of the BDC Conversion is subject to a number of conditions, and the BDC Conversion may not be completed on the terms described in this Proxy Statement/Prospectus, or at all.

Consummation of the BDC Conversion is contingent upon the satisfaction or waiver of a number of conditions, including, among other things, the approval by our shareholders of the proposed investment advisory agreement with Saba and the approval by our shareholders of the elimination of the Company's fundamental investment policy relating to investments in the gold and precious-metals sector, the effectiveness of the registration statement of which this Proxy Statement/Prospectus forms a part, completion of the corporate actions necessary to discontinue the Company from Bermuda and continue and domesticate it in Delaware, and the authorization for listing of BDC NewCo’s common shares on the New York Stock Exchange (the "NYSE"). We can provide no assurance that these conditions will be satisfied or waived, or that the BDC Conversion will be completed on the terms described in this Proxy Statement/Prospectus, on the anticipated timeline, or at all. If the BDC Conversion is not completed, we expect to continue operating as a Bermuda-domiciled registered closed-end investment company under our current investment program, unless the Board determines otherwise in accordance with applicable law, and we will have incurred substantial costs, and our management will have expended substantial time and resources, in pursuing a conversion that was not consummated.

The BDC Conversion represents a fundamental change in the nature of our business, and there can be no assurance that the anticipated benefits of the BDC Conversion will be realized.

In connection with the BDC Conversion, we will redomicile from Bermuda to Delaware, adopt a new investment program and management structure, and cease operating as a registered closed-end investment company focused on the gold and precious-metals sector. This represents a fundamental change in the nature of our business, the composition of our portfolio, the markets in which we invest, and the skills and resources required to manage our assets. We may be unable to implement the new investment strategy successfully or on the anticipated timeline, to source a sufficient volume of suitable investments, or to reposition the Company's existing portfolio in an orderly manner or at favorable prices. In evaluating the BDC Conversion, the Board considered, among other factors, the potential for the proposed strategy to generate current income, the breadth of investment opportunities available across directly originated and secondary private credit, the experience and sourcing capabilities of Saba, the benefits of having a broader strategy that is not tied to investments in a single sector, and the possibility that the Company could narrow its persistent trading discount to net asset value. The Board also considered the material risks and costs of the BDC Conversion, including the absence of an operating history under the proposed strategy; the change from internal to external management; the advisory fees and incentive fees that would become payable to Saba; potential conflicts of interest; the illiquidity and valuation uncertainty associated with private investments; credit, leverage and interest-rate risks; implementation and transition costs; the need to dispose of or reposition existing assets; anticipated tax consequences; changes in and, in some cases, the elimination of, certain shareholder rights; and the possibility that the anticipated benefits of the BDC Conversion will not be realized. There can be no assurance that the anticipated benefits of the BDC Conversion will be realized, and the failure to realize those benefits could have a material adverse effect on our business and the value of your investment.

The discontinuance from Bermuda and domestication in Delaware will change your rights as a shareholder.

As part of the BDC Conversion, the Company will discontinue from Bermuda and domesticate as a Delaware corporation. The discontinuance and domestication are intended to change the Company's jurisdiction of organization from Bermuda to Delaware without liquidating the Company or transferring its assets and liabilities to a separate operating enterprise; upon effectiveness, the Delaware company is expected to be the same continuing entity for corporate purposes, with all property, rights, privileges, liabilities and obligations of the Company continuing as those of the Delaware company by operation of law. Following the domestication, however, your rights as a shareholder will be governed by the DGCL and the Delaware Governing Documents, which contain provisions that the Company and the Board believe are typical of other Delaware corporations and BDCs, instead of the Companies Act 1981 of Bermuda and the Bermuda Governing Documents. These governing regimes differ in material respects, and certain rights that you currently have as a shareholder of a Bermuda company will change, including, among others, adopting Delaware as the exclusive forum for certain shareholder litigation and the elimination of the right of certain shareholders to require the board of directors of BDC NewCo to call a special meeting; the right for shareholders to act by unanimous written consent; and the right to approve all amendments to the bylaws of BDC NewCo. See “Comparison of Shareholder Rights Under Bermuda and Delaware Corporate Law and Charter Documents” in Section I of this Proxy Statement/Prospectus for a summary of the material differences between the Bermuda Governing Documents and the Delaware Governing Documents and their implications for your rights as a shareholder resulting from the BDC Conversion. The domestication is not expected by itself to change the aggregate net asset value of a shareholder's investment, although market prices may fluctuate and expenses associated with the BDC Conversion will be borne directly or indirectly by the Company and its shareholders.

Repositioning the Company's portfolio in connection with the BDC Conversion may result in transaction costs and adverse tax consequences, may occur at disadvantageous times or prices, and may take an extended period to complete.

As part of its plans to effectuate the BDC Conversion, the Company expects to reposition its portfolio by selling substantially all of its present gold-focused holdings and to redeploy the resulting proceeds into the new investment strategy. The Company expects to consider a number of factors in determining the pace and extent of portfolio sales, including market conditions, the liquidity of the holdings, trading costs, the expected timing and subscription interest in potential tender offers described below, the availability of attractive investments consistent with the BDC’s investment objective, and U.S. federal income tax consequences to the Company and its stockholders. In that regard, gain recognized on sales before the BDC Conversion generally is not expected to be subject to U.S. federal income tax at the Company level, but may have U.S. federal income tax consequences for certain U.S. Holders, while gain recognized on certain sales after the BDC Conversion may be subject to corporate-level tax, which would be borne indirectly by all stockholders. See “U.S. Federal Income Tax Considerations — PFIC Status of ASA Prior to the BDC Conversion,” “— Section 367(b) Inclusion” and “— Built-In Gains Tax Following the BDC Conversion.” These dispositions may occur at times or at prices that are disadvantageous and will generate transaction costs. Taking these factors into account, BDC NewCo may retain a portion of its gold-focused holdings for a period of time following the BDC Conversion, which could be up to several years. Retaining these holdings could affect the BDC’s ability to achieve its investment objective and its returns while the holdings remain in the portfolio. During this period, Saba intends to consider using hedging and other risk management transactions to help mitigate the impact of the retained holdings on the BDC’s performance. There can be no assurance that any such transactions will be available on acceptable terms or will be effective, and they may involve costs and risks of their own.

The Board continues to consider the possibility of pursuing one or more partial tender offers sometime following the Annual Meeting assuming the shareholders approve the relevant proposals at the Annual Meeting. No decisions have been made and no specific terms have been discussed. If an in-kind tender is conducted and the offer is fully subscribed, then it would reduce the amount of gold holdings to be retained. Also, if a cash tender is conducted and fully subscribed, then it could increase the amount of necessary portfolio dispositions. As a result of this uncertainty, as well as other relevant factors discussed earlier, it is especially difficult to estimate the actual expected costs of repositioning the portfolio. For illustration purposes only, if 90 percent of the gold portfolio is sold, it is presently estimated that it could result in approximately $3-4 million in trading costs borne by the Company or 0.25-0.33% of its total assets. It is presently estimated that this selling could generate approximately $370 million of realized capital gains or $20.43 per share. If 70 percent is sold, it is presently estimated that it could result in approximately $2.56 million in trading costs borne by the Company or 0.21% of its total assets. It is presently estimated that this selling could generate approximately $287 million of realized capital gains or $15.89 per share. These are just estimates and actual sales levels, trading costs and realized gains may differ materially from the illustrative examples. As mentioned, other factors that could materially impact the extent and costs of portfolio repositioning include market conditions and market prices of the underlying gold portfolio holdings.

Overall, the Company will seek to transition the current portfolio to conform to BDC NewCo’s investment strategy as soon as practicable, taking into account market conditions and other factors. In addition, there may be a period following the BDC Conversion during which the proceeds of these dispositions are held in cash, cash equivalents or other temporary investments pending investment in accordance with the new strategy; during any such period, our income and returns may be lower than they would be once the portfolio is fully repositioned, and we may be unable to identify a sufficient number of suitable investment opportunities to deploy the available capital on the anticipated timeline. Any of the foregoing could have a material adverse effect on our net investment income, net asset value and ability to make distributions. Shareholders should consult their own tax advisors regarding the tax consequences of the portfolio repositioning.

We will incur costs, and our management will devote significant attention, to the BDC Conversion and the transition to a new investment strategy and management structure.

The BDC Conversion, the associated regulatory filings, the transition to external management, the retention of new service providers, and the repositioning of the Company's portfolio require significant expenditures and will require significant attention from our management and Board. These costs and demands may be greater than anticipated, may continue after the completion of the BDC Conversion, and will be borne directly or indirectly by the Company and its shareholders regardless of whether the BDC Conversion is completed. The diversion of management's and the Board's attention, and the incurrence of these costs, could adversely affect our business, financial condition and results of operations.

Risks Relating to Our Business and Structure

Regulations governing our operation as a BDC and RIC will affect our ability to raise capital and the way in which we do so, and will impose numerous operating constraints on us.

The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to other types of investment vehicles. As a BDC, we will be required to invest at least 70% of our total assets in "qualifying assets," which generally include securities of private or thinly traded U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. These constraints may prevent us from making investments that we would otherwise view as attractive, may require us to dispose of investments at inopportune times to maintain our status, or may otherwise limit our operating flexibility. We may make investments that are not qualifying assets in an amount up to 30% of our total assets, but the composition of our portfolio at any given time may limit our ability to make additional non-qualifying investments. Any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants, and could result in the loss of our BDC status.

As a RIC, we must, among other things, meet certain source-of-income and asset-diversification requirements, and we must distribute to our shareholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our net ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses, in order to qualify for and maintain the tax treatment applicable to RICs and thereby avoid being subject to corporate-level U.S. federal income tax on the income we distribute. Because we are required to distribute a large portion of our income to satisfy this requirement, we generally will not be able to fund new investments or the growth of our portfolio through retained earnings, and we will therefore depend on access to the debt and equity capital markets to raise the capital necessary to fund our investment activities. This dependence, together with the asset coverage requirements applicable to us as a BDC under the 1940 Act, may limit the amount, timing and terms of the capital we are able to raise, may require us to raise capital or dispose of investments at times or on terms that are unfavorable to us, and may cause us to forgo attractive investment opportunities. In addition, the source-of-income and asset-diversification requirements applicable to RICs may prevent us from making, or cause us to dispose of, investments that we would otherwise view as attractive. If we are unable to access the capital markets or obtain financing on acceptable terms, or if we are otherwise unable to satisfy the requirements applicable to RICs, we may fail to qualify for RIC tax treatment and become subject to corporate-level income tax, which could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may be precluded from investing in attractive opportunities, or may lose our BDC status, if we fail to satisfy the applicable regulatory requirements.

If we fail to maintain our status as a BDC, we might be regulated as a closed-end investment company subject to substantially more onerous regulation under the 1940 Act, which would significantly decrease our operating flexibility and could significantly increase our costs of doing business. In addition, we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC, unless approved by a majority of our outstanding voting securities (as defined in the 1940 Act). Any such change, and the process of obtaining shareholder approval, could disrupt our operations and adversely affect the value of your investment.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or shareholder approval.

Although we must obtain shareholder approval to cease to be, or to withdraw our election as, a BDC, our Board will have the authority to modify or waive our investment objective and certain of our operating policies, investment criteria and strategies without prior notice and without shareholder approval, except to the extent that such policies are designated as fundamental policies under the 1940 Act. We cannot predict the effect that any changes to our operating policies, investment criteria and strategies would have on our business, net asset value, operating results or the value of our shares; however, the effects might be adverse, which could negatively impact our ability to pay distributions and cause you to lose all or part of your investment. Following the BDC Conversion, our investment focus may shift among the strategies and asset classes described in this Proxy Statement/Prospectus, and any such shift could involve exposure to asset classes or markets in which Saba has less experience.

We will operate in a highly competitive market for investment opportunities.

We will compete for investments with other BDCs and investment funds with similar investment strategies, private credit funds, specialty finance companies, commercial and investment banks, and other sources of financing. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that will not be available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we will have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we will be able to offer. We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we are forced to match our competitors' pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. Furthermore, many of our competitors are not subject to, or have greater experience operating under, the regulatory restrictions that the 1940 Act will impose on us as a BDC.

We will be dependent upon Saba and its key personnel and third-party relationships for our future success, and there can be no assurance that they will be able to operate successfully under the BDC and RIC framework.

We will depend on the diligence, skill and network of business contacts of Saba and, in connection with the sourcing of certain investments. We will also depend on access to the investment professionals and other personnel of Saba and, to some extent, other third parties retained by Saba and on their collective information and deal-flow generation capabilities. Our future success will depend on the continued service of their senior personnel, and on the retention and recruitment of qualified investment and other personnel. The departure of any of the key personnel of Saba, or of a significant number of their investment professionals, could have a material adverse effect on our ability to achieve our investment objective.

We will depend upon Saba and its network to develop and maintain relationships that are the source of investment opportunities.

We expect Saba and its network to maintain their relationships with financial sponsors, intermediaries, financial institutions, investment banks, commercial banks, financial advisors, attorneys, accountants, consultants and other participants in the private credit markets, and we will rely upon these relationships to provide us with potential investment opportunities. If Saba and its network (including its service providers) fail to maintain its existing relationships or to develop new relationships with other sources of investment opportunities, we may be unable to grow our investment portfolio or to deploy our capital on attractive terms. In addition, individuals with whom Saba and its network have relationships are not obligated to provide us with investment opportunities, and, therefore, there can be no assurance that such relationships will generate investment opportunities for us.

The compensation arrangements of Saba create conflicts of interest that may induce it to make riskier or more speculative investments or to use greater leverage.

The base management fee payable to Saba is expected to be payable regardless of whether the value of our gross assets or your investment has decreased during the then-current period, and, to the extent the management fee is payable based on gross assets that include assets acquired through the use of borrowings, creates an incentive for Saba to incur leverage. In addition, any incentive fee payable to Saba may create an incentive for Saba to make investments that are riskier or more speculative than would be the case in the absence of such a compensation arrangement, and also to incur leverage, which will tend to enhance returns where the portfolio has positive returns. Because any incentive fee based on income is calculated on a basis that does not take into account unrealized depreciation, Saba may receive an incentive fee even in periods during which the value of the portfolio, or of your investment, has declined. These and other conflicts of interest arising from Saba's and its affiliates' compensation arrangements could result in decisions that are not in the best interests of our shareholders.

We will be subject to additional conflicts of interest arising out of our relationships with Saba and its affiliates.

Saba and its respective affiliates manage, and are expected to continue to manage, other investment vehicles and accounts with investment objectives and strategies that overlap, in whole or in part, with ours, including the strategies pursued by other funds managed by Saba. As a result, Saba may face conflicts of interest in the allocation of investment opportunities among us and their other clients, in the allocation of their time and resources, and in transactions in which their interests, or the interests of their other clients, differ from ours. Although Saba will be subject to allocation and other policies and procedures designed to address these conflicts, there can be no assurance that these conflicts will be resolved in a manner that is favorable to us. Similar conflicts of interest arise out of the Consultant’s engagement.

Our largest shareholder controls the Company and will also serve as our adviser, which presents conflicts of interest.

Saba and its affiliates are the Company's largest shareholder and, as a result of the election of directors nominated or supported by Saba and its affiliates, are able to exercise significant influence over the composition of our Board and the outcome of matters submitted to a vote of shareholders. Following the BDC Conversion, Saba will also serve as our investment adviser and will receive advisory and incentive fees from us. This combination of substantial share ownership, board influence and the advisory relationship presents a material conflict of interest. The interests of Saba and its affiliates, in their capacity as our largest shareholder and as our adviser, may differ from, or conflict with, the interests of our other shareholders, including with respect to the terms of the advisory arrangements, the strategic direction of the Company, the use of leverage, and the resolution of the matters described in this Proxy Statement/Prospectus. While certain transactions and arrangements will be subject to the oversight of our Board (including the Independent Directors) and to the requirements of the 1940 Act, there can be no assurance that these conflicts will be resolved in a manner favorable to our other shareholders, and Saba's large stake in our Company could deter or impede transactions or changes that other shareholders might consider to be in their best interests. Notwithstanding the foregoing, Saba, as a U.S.-registered investment adviser, would have fiduciary duties to the Company as its investment adviser. In this regard, Saba has policies and procedures in place to help assure that its actions on behalf of the Company are in the Company’s best interests.

Our shareholders will have no input with respect to the specific investments we make.

Saba will select and manage our investments, and our shareholders will have no input with respect to those investment decisions. As a result, our shareholders will be dependent on the judgment and abilities of Saba, and will not be able to evaluate or approve individual investments before they are made. These factors increase the uncertainty, and thus the risk, of investing in our common shares.

We are highly dependent on information systems, and system failures or cybersecurity breaches could significantly disrupt our business.

Our business, and the businesses of Saba and its other service providers, will depend on the secure and uninterrupted operation of information technology and communications systems, including systems operated by third parties. These systems are subject to potential damage or interruption from computer viruses and other malicious code, network failures, hardware and software failures, power or telecommunications failures, cyber-attacks, security breaches, employee or vendor error or malfeasance, and natural or man-made disasters. A disruption or breach of these systems could result in the unauthorized access to, or disclosure, corruption or loss of, confidential or sensitive information (including information regarding our investments and shareholders), interfere with the processing of transactions, impede our ability to calculate net asset value, cause violations of applicable privacy and other laws, subject us to regulatory sanctions, litigation and reputational harm, and otherwise significantly disrupt our business. Any such event could have a material adverse effect on our business, results of operations, net asset value and the market price of our common shares, and on our ability to make distributions to our shareholders.

Adverse developments in the general economy and in the financial markets could materially and adversely affect our business.

Our business and the businesses of the companies in which we invest are materially affected by conditions in the global capital markets and the broader economy, including interest rates, the availability and cost of credit, inflation, unemployment, commodity prices, geopolitical events, changes in laws and regulation, and general economic and market sentiment. Deterioration in economic conditions, disruptions in the capital markets and the credit markets, increases in interest rates and borrowing costs, or a contraction in the availability of credit could reduce the number and attractiveness of investment opportunities available to us, impair the ability of our portfolio companies to service or refinance their obligations to us, reduce the value of our investments, and negatively impact our ability to access the debt and equity markets on favorable terms or at all. Any of these developments could have a material adverse effect on our business, financial condition and results of operations.

A disruption in the capital markets and the credit markets could impair our ability to raise capital and to finance our investments.

Following the BDC Conversion, we expect to depend on access to the capital markets and the credit markets to finance a portion of our investments and to fund our operations. If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act, which would affect our ability to issue senior securities, including borrowings, and to pay distributions. Our liquidity could be further impaired by an inability to access the capital markets or to consummate new borrowing facilities to provide capital for normal operations, including new investments. During periods of market dislocation, many lenders and institutional investors have in the past reduced or ceased to provide funding to borrowers, and there can be no assurance that such funding will be available to us on acceptable terms, or at all, when needed. An inability to raise or access capital could have a material adverse effect on our business and our ability to grow.

The necessity of raising additional capital may expose us to risks, including dilution and the risks associated with leverage.

We expect that we will need to periodically access the capital markets to raise cash to fund new investments, and we may issue additional equity or debt securities or borrow from financial institutions for these purposes. Our ability to raise additional capital will depend on a number of factors, many of which are beyond our control, including the state of the capital markets generally, the market price of our common shares, our results of operations and our compliance with applicable regulatory requirements. We may not be able to raise capital on terms that are favorable to us, or at all. If we raise additional funds by issuing common shares, the percentage ownership of our then-current shareholders would decrease, and such shareholders may experience dilution. If we raise additional funds by incurring indebtedness or issuing senior securities, we would be exposed to the risks associated with leverage described below.

Certain investors are limited in their ability to make significant investments in us.

Private funds that are excluded from the definition of “investment company” either pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act are restricted from acquiring directly or through a controlled entity more than 3% of our total outstanding voting stock (measured at the time of the acquisition). Investment companies registered under the 1940 Act and BDCs, such as us, are also currently subject to this restriction as well as other limitations under the 1940 Act that would restrict the amount that they are able to invest in our securities. As a result, certain investors will be limited in their ability to make significant investments in us at a time that they might desire to do so. The SEC has adopted Rule 12d1-4 under the 1940 Act. Subject to certain conditions, Rule 12d1-4 provides an exemption to permit registered investment companies and BDCs to invest in the securities of other registered investment companies and BDCs in excess of the limits currently prescribed by the 1940 Act.

We expect to be non-diversified and may be concentrated in a limited number of industries or sectors.

We are, and following the BDC Conversion expect to continue to be, a non-diversified investment company, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in the securities of a single issuer, subject to the asset-diversification requirements we must satisfy to maintain our RIC status. In addition, our portfolio, including the portion invested in the Saba strategy, may be concentrated in a small group of industries or industry sectors from time to time. As a result, our net asset value may be more volatile than that of a diversified fund, and we may be more susceptible to any single economic, market, political or regulatory occurrence affecting one or more of those issuers, industries or sectors.

We will incur operating and other expenses, and our expenses may be greater than anticipated.

We will bear all costs and expenses of our operations, including the advisory fees payable to Saba, administration fees, custody fees, transfer agency fees, professional fees, directors' fees, insurance costs, interest and other financing costs, expenses associated with our status as a public company and a BDC, and the costs of the BDC Conversion. Our expenses, including any incentive fee, may be substantial and may be greater than we anticipate. To the extent our expenses increase, or our income decreases, without a corresponding change, the amount of income available for distribution to our shareholders would decline.

We may experience fluctuations in our quarterly and annual results.

We may experience fluctuations in our quarterly and annual operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rates payable on the debt investments we make, the level of portfolio dividend and fee income, the level of our expenses (including any incentive fee), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, changes in interest rates and credit spreads, and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Changes in laws or regulations governing our operations, or interpretations thereof, may adversely affect our business.

We and our portfolio companies will be subject to regulation by laws and regulations at the U.S. federal, state and local levels, and, to the extent we invest outside the United States, by the laws and regulations of non-U.S. jurisdictions. These laws and regulations, as well as their interpretation, may change from time to time, and new laws, regulations and interpretations may also come into effect. In addition, as a public company, we will be subject to the reporting and other requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Sarbanes-Oxley Act of 2002, applicable listing standards of the NYSE, and other rules implemented by the SEC and other regulatory bodies. Compliance with these requirements may result in an increase in our expenses and a diversion of management's time and attention from other business activities. Any changes to the laws and regulations applicable to us, including changes to the 1940 Act, the Code or the rules and regulations thereunder, could have a material adverse effect on our business, financial condition and results of operations.

Failure to maintain effective internal control over financial reporting could have a material adverse effect on our business and the market price of our common shares.

We will be required to review, on a quarterly basis, our internal control over financial reporting, and to assess, on an annual basis, the effectiveness of our internal control over financial reporting. Our internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations, and undetected material weaknesses in our internal control could lead to financial statement restatements and require us to incur the expense of remediation. If we are unable to maintain or achieve compliance with the applicable requirements of the Sarbanes-Oxley Act and related rules, or if material weaknesses or other deficiencies are identified, investor confidence in us could decline and the market price of our common shares may be adversely affected.

We will rely on third-party service providers, including our administrator, custodian and other agents, to conduct our operations.

We will depend on a number of third-party service providers, including our administrator, custodian, transfer agent, independent valuation firms and other agents, to conduct our operations. If any of these service providers fails to perform its obligations, becomes unable or unwilling to continue to provide services to us, or experiences a disruption, error, security breach or other failure, our operations could be significantly disrupted, we could incur significant costs to replace the service provider, and our business, financial condition and results of operations could be materially and adversely affected. We will have limited ability to control the manner in which these third parties perform services on our behalf.

Terrorist acts, acts of war, natural disasters, public health crises and other catastrophic events may disrupt our operations and those of the companies in which we invest.

Terrorist acts, acts of war, civil unrest, natural disasters, extreme weather events, public health crises (including epidemics and pandemics) and other catastrophic events may disrupt our operations, as well as the operations of Saba, our other service providers and the companies in which we invest. Such events have created, and may continue to create, economic and political uncertainty, may contribute to volatility and instability in the financial markets, and may adversely affect the businesses in which we invest, directly or indirectly. Any of these events could have a material adverse effect on our business, operating results and financial condition, and losses resulting from these events are generally uninsurable.

Risks Relating to Our Investments Following the BDC Conversion

Our investment strategy will focus on private and middle-market companies, which involves a high degree of risk.

Following the BDC Conversion, our portfolio will consist, to a material degree, of investments in privately held companies. Investing in these companies involves a number of significant risks. Generally, little public information exists about these companies, and we will be required to rely on the ability of Saba to obtain adequate information to evaluate the potential returns from, and risks of, investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Privately held companies may have limited financial resources and may be unable to meet their obligations under their loans and debt securities, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing on any guarantees we may have obtained. These companies typically have narrower product lines and smaller market shares than larger companies, may be more vulnerable to economic downturns, competition and changes in markets or regulation, may depend on the management talents and efforts of a small group of persons, and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position. Any of these factors could impair a portfolio company's cash flow or result in other events, such as bankruptcy, that could limit a portfolio company's ability to repay its obligations to us.

Our debt investments are expected to be below investment grade or unrated and involve a heightened risk of loss.

The debt investments in which we intend to invest typically will not be rated by any rating agency, and if they were rated, we believe that they would be rated below investment grade (that is, below "BBB-" or "Baa3"), which are often referred to as "high yield" or "junk." Securities and instruments that are below investment grade are viewed as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, may be subject to greater risk of default, and are generally less liquid and more volatile than investment-grade instruments. In the event of a default, we may incur additional expenses to seek recovery, and the amount we ultimately recover may be substantially less than the amount of our investment.

Our investments will be illiquid, and we may not be able to dispose of them when we desire or at prices we consider appropriate.

We generally will invest significantly in instruments that are not publicly traded and that are subject to legal and other restrictions on resale, or that are otherwise less liquid than publicly traded securities. There is no established trading market for many of the instruments in which we will invest, and the illiquidity of these investments may make it difficult for us to sell them when desired or to realize what we perceive to be their fair value in the event of a sale. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments, and we do not expect to achieve liquidity in our investments in the near term. We may also face restrictions on our ability to liquidate an investment to the extent that we, or Saba have material non-public information regarding the issuer.

There will be uncertainty as to the value of our portfolio investments.

A large percentage of our portfolio investments will be in the form of instruments for which market quotations are not readily available, and those investments will be valued at fair value as determined in good faith by the valuation designee, subject to the oversight of our Board. The determination of fair value, and consequently the amount of unrealized gains and losses in our portfolio, is to a degree subjective and dependent on a valuation process approved by our Board. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates, and our determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company's failure to satisfy financial or operating covenants imposed by us or by other lenders could lead to defaults and, potentially, acceleration of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company's ability to meet its obligations under the debt instruments that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company, and any extension or restructuring of our loans could adversely affect our cash flows. If a portfolio company were to become subject to bankruptcy proceedings, we may be unable to recover the full amount, or any, of our investment, and the process of seeking recovery may be lengthy and costly.

Our debt investments may be subordinated to other obligations of the obligor, and the collateral securing our investments may be insufficient.

Our investments may rank junior in right of payment or in respect of collateral to other indebtedness of an obligor. In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment would typically be entitled to receive payment in full before we receive any distribution, and after repaying such senior creditors the portfolio company may not have sufficient remaining assets to repay its obligations to us. In the case of debt ranking equally with instruments in which we invest, we would have to share on a ratable basis any distributions with other creditors in an insolvency or similar proceeding. Where we hold second-priority or other junior liens, senior creditors with first-priority liens may control the commencement and conduct of foreclosure and other collection proceedings, the amendment of collateral documents, the release of security interests, and the waiver of defaults, and, as a result of the control we may cede to senior lenders under intercreditor agreements, we may be unable to realize the proceeds of any collateral securing our loans. Even where our investments are secured, the value of the collateral may not be sufficient to repay in full both the senior creditors and us.

We may make subordinated or mezzanine investments that are subject to greater risk of loss than senior obligations.

We may make subordinated or mezzanine investments that rank below other obligations of the obligor in right of payment. Subordinated and mezzanine investments are subject to a greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. If we make a subordinated or mezzanine investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations will not generate sufficient cash flow to service all of its debt obligations, in which case the value of our investment could decline significantly or be lost entirely.

Investments in leveraged companies involve significant risks.

Many of the companies in which we invest will be leveraged, and investments in leveraged companies involve a number of significant risks. Leveraged companies may have limited financial resources and may be unable to meet their obligations under the loans and debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing on any guarantees we may have obtained. Leveraged companies also may have less predictable operating results, may be more vulnerable to changes in interest rates and general economic conditions, and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

We may be subject to lender liability and equitable subordination claims, and our claims may be recharacterized.

Because of the nature of our investments and the extent to which we may provide managerial assistance to, or exercise control over, our portfolio companies, we may be subject to lender liability claims, including claims arising from actions taken in rendering significant managerial assistance or in seeking to compel or collect payments from a borrower outside the ordinary course of business. In addition, under the principles of equitable subordination, a bankruptcy court could subordinate all or a portion of our claim to those of other creditors and could transfer any lien securing such subordinated claim to the bankruptcy estate, particularly where the court determines that we engaged in misconduct or where our claim is recharacterized as an equity investment. If any of these events occurs, it could materially and adversely affect our operating results and cash flows.

We may not realize gains from our equity and equity-related investments.

Certain of our investments may include warrants, preferred equity or other equity or equity-related securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, the inability of the issuer to access additional capital, and the failure of the issuer to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred or omitted distributions, credit risk, illiquidity and limited voting rights. We may be unable to realize gains from our equity interests, and any gains that we do realize may not be sufficient to offset other losses we experience. We also may be unable to realize any value from an equity investment if the portfolio company does not experience a liquidity event, such as a sale of the business, a recapitalization or a public offering. Although we may seek puts or similar rights that would permit us to sell our equity securities back to the issuer, we may be unable to exercise these rights for the consideration provided in our investment documents if the issuer is in financial distress.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following our initial investment in a portfolio company, we may be called upon to provide additional funds, or may have the opportunity to increase our investment, in that portfolio company. We will have discretion to make follow-on investments, subject to the availability of capital resources and applicable regulatory constraints. We may elect not to make follow-on investments, or may lack sufficient funds or the ability under the 1940 Act to make such investments. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment in it, may result in a missed opportunity for us to increase our participation in a successful portfolio company, or may reduce the expected return on the investment.

Prepayments of our debt investments could adversely affect our results of operations and reduce our returns.

The debt investments in our portfolio may be repaid prior to maturity, and the timing of prepayments is difficult to predict. When a prepayment occurs, we will generally reinvest the proceeds in temporary investments or in new portfolio investments, or use the proceeds to repay outstanding indebtedness. Temporary investments typically have substantially lower yields than the debt being prepaid, and we could experience significant delays in reinvesting the proceeds. Any new investment we make with prepayment proceeds may also be at a lower yield than the debt that was repaid. As a result, our results of operations could be materially and adversely affected if one or more of our portfolio companies prepays amounts owed to us, and prepayments could reduce our return on equity and negatively affect the market price of our common shares.

Changes in interest rates may affect our net investment income and the value of our investments.

Because we intend to use borrowings to finance a portion of our investments, changes in interest rates will affect our cost of capital and net investment income. To the extent we borrow at floating rates and invest at fixed rates, or vice versa, or to the extent the reference rates on our assets and liabilities reset at different times or by different amounts, changes in prevailing interest rates could compress the spread between the rate at which we invest and the rate at which we borrow, which could reduce our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income, and the value of our fixed-rate investments may decline. Rising interest rates may also increase the risk of default by our portfolio companies, whose own borrowing costs may increase.

We may enter into hedging transactions, which involve risks and may not be effective.

To the extent permitted by the 1940 Act and applicable regulations, we may enter into hedging transactions, including through the use of forward contracts, options, swaps, caps, collars and floors, to seek to mitigate the impact of changes in interest rates or currency exchange rates on our portfolio. Hedging against a decline in the value of a portfolio position does not eliminate the possibility of fluctuations in, or losses on, that position, and may limit the opportunity for gain if the value of the position increases. It may not be possible to hedge against an anticipated interest rate or exchange rate fluctuation at an acceptable price, and we may not seek to, or be able to, establish a perfect correlation between our hedging instruments and the positions being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and may expose us to risk of loss. If we do not implement our hedging strategies properly, we could experience losses on our hedging positions, which could be material.

We generally will not hold controlling positions in our portfolio companies.

We generally will not hold controlling equity positions in our portfolio companies, particularly where our investments are in the form of debt. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management or other equity holders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the illiquidity of many of our investments, we may be unable to dispose of an investment in the event we disagree with the actions of a portfolio company, and we may therefore suffer a decrease in the value of that investment.

Our directly originated loans involve origination and execution risk.

A portion of our portfolio is expected to consist of loans that are directly originated by, or on behalf of, the Company. Directly originated loans depend on the ability of Saba (and its agents and service providers) to source, underwrite, structure, document, close and monitor loans, and involve risks related to the accuracy and completeness of the due diligence conducted, the negotiation and enforceability of loan documentation and covenants, and the ongoing administration of the loans. If Saba or its relationships fail to originate loans on favorable terms, or fails to identify or mitigate risks in the origination process, the performance of our portfolio could be materially and adversely affected. Directly originated loans are also typically illiquid and may be more difficult to value and to sell than syndicated or traded instruments.

Our real estate-backed lending investments are subject to risks relating to real estate and real estate markets.

We expect to invest in real estate-backed lending, including commercial real estate bridge and construction loans (including multifamily), residential transition loans, and related mezzanine and preferred equity positions. These investments are subject to risks associated with real estate and real estate markets generally, including declines in real estate values, changes in occupancy and rental rates, changes in interest rates and the availability of financing, construction and development risks (including cost overruns and delays in completion), the creditworthiness and performance of borrowers and sponsors, environmental liabilities, casualty and condemnation, and adverse changes in local, regional or national economic conditions. Construction and development loans, and mezzanine and preferred equity positions behind senior mortgage debt, involve heightened risk, and a decline in the value of the underlying real estate could result in losses on these investments.

Our asset-based and specialty finance investments involve additional and specialized risks.

We expect to invest in asset-based and specialty finance, including trade finance, warehouse lending to loan originators, originator operating-capital lending, equipment finance and litigation finance. These investments involve additional and specialized risks, including risks relating to the quality, valuation and performance of the underlying assets or collateral, the creditworthiness and operational capabilities of originators and other counterparties, the enforceability and priority of security interests, servicing and administration risk, and, in the case of litigation finance, the inherently uncertain timing and outcome of legal proceedings and settlements. The realization of value from these investments often depends on the performance of assets or events that are outside of our control, and losses on these investments could be significant.

Our investments in collateralized loan obligations and other structured credit are subject to heightened risks.

We may invest in the debt and equity tranches of collateralized loan obligations ("CLOs") and in other structured credit instruments, including retained securitization equity and residual tranches. These investments are subject to the risks of the underlying assets as well as additional risks arising from their structure, including leverage, subordination, the priority of payments (or "waterfall"), the performance of the collateral manager, limited liquidity, and complexity and valuation uncertainty. CLO equity and residual tranches are the most subordinated in the capital structure and are the first to bear losses on the underlying collateral; they are highly leveraged and may experience substantial volatility and loss, including a total loss of our investment. Adverse developments affecting the underlying collateral, including defaults, downgrades and declines in value, could materially and adversely affect the value of, and the cash flows from, these investments.

Investments acquired in secondary transactions are subject to additional risks.

A significant portion of our portfolio may consist of loans and other instruments acquired in secondary transactions rather than through direct origination. Investments acquired in the secondary market may be subject to additional risks, including limited access to information about the underlying obligor and the terms of the instrument, reliance on representations and information provided by the selling party, the potential for the instrument to have been originated or administered under standards different from our own, and the risk that the instrument is acquired at a price that does not accurately reflect its value or the risks associated with it. Seasoned loans acquired at a discount may have been originated at a time of different market conditions and may present a heightened risk of default.

Our non-U.S. investments are subject to additional risks, including currency risk.

Subject to BDC regulatory limitations, we may invest in instruments of, or secured by assets located in, non-U.S. jurisdictions, including European real asset financing. Non-U.S. investments are subject to additional risks not typically associated with investing in U.S. instruments, including changes in currency exchange rates, less developed or less liquid markets, differences in accounting, auditing, disclosure and legal standards, the potential imposition of withholding or other taxes, political and economic instability, expropriation, capital controls, and difficulties in enforcing contractual rights and judgments. To the extent our investments are denominated in currencies other than the U.S. dollar, changes in currency exchange rates could reduce the value of those investments and the income we receive from them, and any currency hedging we undertake may be incomplete or ineffective.

Fraud or misrepresentation by portfolio companies or other parties could cause us to suffer losses.

In making investment decisions, we will rely on information provided by portfolio companies, their sponsors and management, and other third parties. If any of that information is intentionally or unintentionally inaccurate, incomplete or misleading, we may make an investment decision that we would not have made had we been in possession of accurate information, and we could suffer losses as a result.

Instances of fraud, misrepresentation or other deceptive practices by the management of a portfolio company, or by other parties, may be difficult to detect and could materially and adversely affect the value of our investments.

Our portfolio may lack diversification among issuers, which subjects us to a greater risk of loss.

Beyond the asset-diversification requirements associated with our qualification as a RIC, we will not have fixed guidelines for diversification, and our investments may be concentrated in a relatively small number of portfolio companies. As our portfolio may be less diversified than the portfolios of some larger funds, we may be more susceptible to a significant loss if a single investment fails, or if a small number of investments perform poorly or must be written down. To the extent we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a more diversified investment company as a result of changes in the financial condition of, or the market's assessment of, those issuers, and we may be more susceptible to any single economic, regulatory or other occurrence.

Our portfolio may be concentrated in a limited number of industries.

Although we will not be concentrated in the gold sector, our portfolio may, from time to time, be concentrated in a limited number of industries or sectors (e.g., real estate). A downturn in any particular industry or sector in which a significant portion of our investments is concentrated could have a material adverse effect on the aggregate returns we realize, and could subject us to a risk of significant loss.

Our investments in unitranche loans involve risks relating to the ordering of payments among lenders.

We may invest in unitranche loans, which combine characteristics of senior and subordinated debt, generally in a single first-lien loan facility. In many unitranche structures, the relative priorities of the participating lenders are governed by an "agreement among lenders" that establishes a "first out" and "last out" payment waterfall. To the extent we hold a "last out" position, we would be subordinated to the "first out" lenders with respect to payments of principal and interest and the proceeds of collateral following a default, and our recovery could be reduced or eliminated. Agreements among lenders are a relatively recent development in the loan market, may vary in their terms, and have not been extensively tested in bankruptcy or other proceedings, which creates additional uncertainty as to how our rights would be treated.

Many of our loans may be "covenant-lite," which could impair our ability to protect our investment.

A portion of the loans in which we invest may be "covenant-lite" loans, which do not contain, or contain only limited, financial maintenance covenants that would otherwise require the borrower to maintain specified financial ratios and would allow lenders to take action, or renegotiate terms, before the borrower's financial condition deteriorates significantly. Covenant-lite loans may carry more risk than traditional loans because we may have fewer tools to proactively address a deterioration in a borrower's financial condition, may have less negotiating leverage with the borrower, and may experience losses or delays in enforcing our rights, and lower recoveries, in the event of a default.

Uncertainty relating to reference rates could adversely affect the value of, and income from, our investments.

Many of our debt investments and borrowings are expected to bear interest at floating rates based on a reference rate, such as the Secured Overnight Financing Rate ("SOFR") or another benchmark. Reference rates have been, and may in the future be, the subject of regulatory reform, discontinuation or change. Any change in, or discontinuation or replacement of, a reference rate, or a mismatch between the reference rates applicable to our assets and our liabilities, could adversely affect the value of, and the amount of income we receive from, our floating-rate investments, could increase our cost of borrowing, and could give rise to disputes or require amendments to the terms of our investments and financing arrangements.

We may invest in distressed, troubled or non-performing assets, which involve a high degree of risk.

We may invest in loans or other instruments of companies that are experiencing, or are likely to experience, financial difficulty, including companies involved in bankruptcy or other reorganization or liquidation proceedings. Investments in distressed, troubled or non-performing assets involve a high degree of risk, including the risk that we may lose all or a substantial portion of our investment, that the timing and amount of any recovery will be uncertain and subject to significant delay, that we may be required to incur additional costs to protect our investment, and that our rights may be subordinated, disallowed or otherwise adversely affected in a reorganization or liquidation proceeding.

We may make investments through, or hold assets in, financing subsidiaries and other special purpose vehicles.

We may make investments through, or hold assets in, wholly or partially owned subsidiaries or other special purpose vehicles, including in connection with the use of leverage or the acquisition or origination of certain assets. The use of subsidiaries and special purpose vehicles involves additional risks, including the risk that the assets and liabilities of a subsidiary may not be consolidated with ours for all purposes, that creditors of a subsidiary may have claims that are structurally senior to the claims of our shareholders, that our ability to receive distributions from a subsidiary may be restricted by the terms of the subsidiary's financing arrangements or by applicable law, and that changes in the tax or regulatory treatment of such subsidiaries could adversely affect us.

A portion of our income may consist of non-cash income that we may never collect in cash.

A portion of our investment income may consist of interest or other income that is not paid in cash on a current basis, including PIK interest, original issue discount, and accretion of discount on instruments acquired at a discount. Non-cash income increases the risk that we may recognize income for tax and accounting purposes that we do not, and may never, receive in cash, which could require us to make distributions to satisfy the annual distribution requirement applicable to RICs without a corresponding receipt of cash, could inflate our reported income relative to the cash we actually collect, and could result in losses if the accrued amounts are ultimately not paid.

We may use derivatives, which involve additional and heightened risks.

Subject to adherence to applicable 1940 Act limitations, a minority portion of our portfolio may include derivatives, including total return swaps, credit default swaps, options and futures, in seeking to enhance returns and/or to reduce portfolio risk. Derivatives involve risks different from, and in certain respects greater than, the risks associated with investing directly in the underlying instruments, including the risk that a derivative position is imperfectly correlated with the underlying reference (correlation risk), the risk that a counterparty will fail to perform its obligations (counterparty risk), the risk that a hedging strategy will fail to mitigate losses (hedging risk), the risk that losses may exceed the amount invested (leverage risk), and liquidity, pricing and volatility risks. The use of leverage may take the form of any of the financial instruments used in the Saba strategy, including derivative instruments that are inherently leveraged and products with embedded leverage such as options, short sales, swaps and forwards, which can, in certain circumstances, increase the adverse impact to which our portfolio may be subject. A seller of a credit default swap is exposed to many of the same risks as leverage, because, if a credit event occurs, the seller generally will be required to pay the buyer the full notional amount of the contract, net of any amounts owed by the buyer.

We may invest in closed-end funds and special purpose acquisition companies.

We may invest globally in debt and equity securities of closed-end funds and special purpose acquisition companies ("SPACs"). Investments in closed-end funds are subject to the risks of the underlying portfolios of those funds, may trade at a discount or premium to their net asset value, and cause us to bear, indirectly, a proportionate share of the fees and expenses of those funds in addition to our own. Investments in SPACs are subject to risks that an attractive acquisition or merger may not be identified or completed within the required time period, that we may be required to rely on limited information in evaluating a proposed transaction, that the securities may be illiquid or subject to restrictions on resale, and that the value of the securities may decline if a transaction is not completed or is completed on unfavorable terms.

We may be involved in activist investing strategies.

We may purchase securities of a fund/company that is the subject of a proxy contest or which activist investors, which could include accounts/funds affiliated with the adviser, are attempting to influence, in the expectation that new management or a change in investment/business strategies will cause the price of the fund/company’s securities to increase. If the proxy contest, or the new management, is not successful, the market price of the fund/company’s securities will typically fall. In addition, where an acquisition or restructuring transaction or proxy fight is opposed by the subject company’s management, the transaction often becomes the subject of litigation. Such litigation involves substantial uncertainties and may impose substantial cost and expense on us.

We may invest in reinsurance-related securities, the performance of which is linked to the occurrence of triggering events.

We may invest, directly or indirectly, in reinsurance contracts through shares or notes issued in connection with quota shares, and/or may gain exposure to reinsurance contracts through excess-of-loss notes and/or industry loss warranties. The performance of reinsurance-related securities, and of the reinsurance industry generally, is linked to the occurrence of specified triggering events, including weather events, natural disasters such as hurricanes and earthquakes, non-natural large catastrophes, and other events causing physical and/or economic loss. If a triggering event occurs, we could lose a portion or all of the amount invested in the related security. The occurrence, frequency and severity of these events are inherently unpredictable, and may be affected by factors such as climate change, and losses on reinsurance-related securities may be substantial.

Our investments in, and financings extended to, private funds involve additional risks and may reduce our operating flexibility as a BDC and a RIC.

We expect to have exposure to privately offered pooled investment vehicles, including those relying on the exclusions from the definition of "investment company" provided by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, and to other private investment funds (collectively, "private funds"). This exposure may arise directly, through investments in the debt or equity of private funds, and indirectly, including through our NAV-based and fund finance lending secured against diversified private fund portfolios and through the multi-strategy income sleeve managed by the adviser. Private funds are generally illiquid and may impose significant restrictions on transfer, redemption and withdrawal; their interests may be difficult to value, and any valuations we assign may later prove inaccurate. We generally will have limited access to information regarding, and limited ability to influence, the management and portfolios of private funds, will depend on their investment managers or general partners, and may be subject to capital calls and unfunded commitments requiring us to contribute additional capital at inopportune times. In addition, we, and indirectly our shareholders, will bear a proportionate share of the fees and expenses of any private fund in which we invest, in addition to our own.

Our exposure to private funds is also subject to constraints applicable to us as a BDC and a RIC. Interests in private funds generally are not "qualifying assets" and therefore count against the 30% of our total assets that may be invested in non-qualifying assets, which may limit our ability to make other non-qualifying investments, and, to the extent a private fund is itself an investment company, our investment is further limited by the 1940 Act. Moreover, income from, and interests in, private funds may not satisfy the source-of-income and asset-diversification requirements applicable to us as a RIC, and may cause us to recognize taxable income before, or without, receiving corresponding cash, making it more difficult to meet the annual distribution requirement and, in certain circumstances, to maintain our BDC or RIC status.

Risks Relating to Leverage

The use of leverage magnifies the potential for gain or loss and increases the risk of investing in us.

We may issue debt securities or preferred stock, and/or borrow money from banks or other financial institutions, which we refer to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act, and we intend to use leverage to finance a portion of our investments. Borrowings and other uses of leverage magnify the potential for gain or loss on amounts invested and, accordingly, increase the risks associated with investing in our securities. If the value of our assets increases, leverage would cause the net asset value attributable to our common shares to increase more sharply than it otherwise would have. Conversely, if the value of our assets decreases, leverage would cause net asset value to decline more sharply than it otherwise would have. Similarly, any increase in our income in excess of interest payable on borrowed funds would cause our net investment income to increase more than it otherwise would, while any decrease in our income would cause net investment income to decline more sharply than it otherwise would. Such a decline could negatively affect our ability to make distributions on our common shares or to make scheduled debt payments. Leverage is generally considered a speculative investment technique.

We will be subject to asset coverage requirements that could require us to sell investments at disadvantageous times.

Under the provisions of the 1940 Act, we will be permitted, as a BDC, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% (or 150% if, pursuant to the 1940 Act, certain requirements are met) of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness, at a time when such sales or repayments may be disadvantageous. In addition, we may not be permitted to declare any distribution on our common shares, or repurchase our common shares, unless we have the required asset coverage at the time. Any amounts that we use to service our indebtedness would not be available for distributions to our common shareholders.

The terms of any future indebtedness may restrict our operations.

Any credit facility or other indebtedness that we incur is expected to contain customary covenants, including financial and operating covenants, and events of default. These covenants may restrict our operating flexibility, including our ability to make certain investments, incur additional indebtedness, pay distributions, or take other actions that we believe would be in our best interests. A breach of any such covenant, if not cured or waived, could result in an event of default that accelerates our obligation to repay the indebtedness and could permit our lenders to foreclose on any collateral securing that indebtedness, which could have a material adverse effect on our business, financial condition and results of operations.

If we issue preferred shares, the interests of our common shareholders may be subordinated and diluted.

We may in the future determine to issue preferred shares. If we issue preferred shares, it would rank senior to our common shares in our capital structure, preferred shareholders would have separate voting rights on certain matters and might have other rights, preferences or privileges more favorable than those of our common shareholders, and the issuance of preferred shares could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common shares or otherwise be in the best interests of our common shareholders. In addition, the issuance of preferred shares would represent additional leverage and would be subject to the asset coverage and other requirements described above.

Risks Relating to U.S. Federal Income Tax and Our RIC Status

The BDC Conversion may result in adverse U.S. federal income tax consequences to certain shareholders

U.S. shareholders who did not make a QEF election under Section 1295 of the Code or a mark-to-market election under Section 1296 of the Code with respect to the Company during the period in which the Company was a passive foreign investment company ("PFIC") will be subject to the default PFIC rules under Section 1291 of the Code. These rules impose adverse tax consequences, including the denial of long-term capital gain treatment, on gains realized in connection with the BDC Conversion and may also apply to certain distributions. The exchange of common shares in the Company for common shares in the Delaware company may be a taxable event for these shareholders, and the resulting tax liability could be material. See "U.S. Federal Income Tax Considerations — PFIC Status of ASA Prior to the BDC Conversion," "— Section 367(b) Inclusion" and "— Built-In Gains Tax Following the BDC Conversion." Shareholders should consult their own tax advisors regarding the availability and consequences of any purging election under Section 1298(b)(1) of the Code in connection with the BDC Conversion.

The BDC Conversion may result in the recognition of gain at the fund level.

Although the BDC Conversion is intended to qualify as an F reorganization under the Code, there can be no assurance that the Internal Revenue Service ("IRS") will not challenge such treatment or that a court would not sustain such a challenge. If the reorganization does not qualify as an F reorganization, the Company would be treated as transferring its assets to the Delaware company, and shareholders would be treated as exchanging their common shares in the Company for common shares in the Delaware company in a taxable transaction, and U.S. shareholders that have not made a QEF election or mark-to-market election would be subject to tax on any resulting gain under the PFIC excess distribution rules described under "Federal Income Tax Consequences of the BDC Conversion — PFIC Considerations." Even if the BDC Conversion qualifies as an F reorganization, the Delaware company will retain the Company’s historical tax basis in its assets. As a result, built-in gains recognized during the five years following the BDC Conversion may be subject to corporate-level tax, and unrealized gains in the Company’s portfolio, including gains that accrued before the BDC Conversion could result in taxable distributions to shareholders of the Delaware company at a later date. See "U.S. Federal Income Tax Considerations— Built-In Gains Tax Following the BDC Conversion."

The transition from a non-U.S. entity to a domestic corporation may alter the tax treatment of certain portfolio investments.

The Company, as a Bermuda exempted company limited by shares, may hold investments the income from which was not subject to U.S. withholding taxes or was subject to reduced rates under applicable income tax treaties between Bermuda and other jurisdictions. Following the BDC Conversion, the Delaware company may be subject to different withholding tax rates on foreign-source income, which could reduce the Delaware company’s net investment income.

The conversion to a Delaware corporation may also have state and local tax consequences in addition to the U.S. federal income tax consequences described herein. Distributions from the Delaware company as a domestic RIC may be subject to state and local income taxes that would not have applied to distributions from the Company as a foreign entity. Shareholders should consult their own tax advisors regarding the state and local tax consequences of the BDC Conversion.

We will be subject to corporate-level income tax if we are unable to qualify and maintain our qualification as a RIC.

Following the BDC Conversion, we intend to elect to be treated as a RIC under Subchapter M of the Code. To obtain and maintain RIC tax treatment, we must, among other things, meet specified source-of-income, asset-diversification and annual distribution requirements. If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions, and could have a material adverse effect on the total return, if any, obtainable from an investment in our common shares.

To maintain RIC status, we must satisfy source-of-income and asset-diversification requirements.

To qualify as a RIC, we must, among other things, derive in each taxable year at least 90% of our gross income from specified sources, and must satisfy, at the end of each quarter of our taxable year, asset-diversification requirements, including that no more than 25% of the value of our assets may be invested in the securities (other than U.S. government securities or securities of other RICs) of a single issuer, of two or more issuers that we control and that are engaged in the same or similar or related trades or businesses, or of certain qualified publicly traded partnerships. Because a substantial portion of our assets may be relatively illiquid, we may be unable to dispose of investments at attractive prices, or at all, in order to satisfy these requirements, and a failure to satisfy them could cause us to lose our RIC status.

We must satisfy an annual distribution requirement to maintain our RIC status, and we may be required to raise capital or sell assets to do so.

To maintain RIC tax treatment, we generally must distribute to our shareholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses. Because we may use leverage, we are subject to certain asset coverage requirements under the 1940 Act and may be subject to covenants in our borrowing arrangements that could, under certain circumstances, restrict us from making distributions necessary to maintain our RIC status. In addition, because we may recognize taxable income before, or without, receiving corresponding cash payments, we may have difficulty meeting the annual distribution requirement. In such cases, to satisfy the annual distribution requirement, we may have to sell some of our investments at times or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus become subject to corporate-level income tax.

We may have difficulty paying required distributions if we recognize income before, or without, receiving cash representing that income.

For U.S. federal income tax purposes, we may be required to include in income certain amounts that we have not yet received in cash, such as original issue discount or payment-in-kind ("PIK") interest, which may arise if we receive warrants in connection with the making of a loan, if we invest in instruments with contractual PIK interest or increasing interest rates, or in other circumstances. Original issue discount and PIK interest are included in income before we receive any corresponding cash payment, and increases in loan balances resulting from contractual PIK arrangements are included in income but are not received in cash. Because any such income is included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received the corresponding cash. As a result, we may have to sell investments at disadvantageous times or prices, raise additional capital, or forgo attractive investment opportunities, in order to make required distributions.

We may be subject to a U.S. federal excise tax if we do not distribute sufficient income.

We generally will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute, in a timely manner, an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income recognized, but not distributed, in preceding years and on which we paid no corporate-level income tax. While we generally intend to make sufficient distributions each taxable year to avoid this excise tax, we may not be able to do so, and we may determine that it is in our interest to retain a portion of our income or capital gains and to pay the resulting excise tax. Any such excise tax would reduce the amount of cash available for distribution to our shareholders.

If we fail to qualify as a RIC and later requalify, we could be subject to additional taxes.

If we fail to qualify as a RIC and are subsequently able to requalify, we could, under certain circumstances, be subject to corporate-level tax on any net built-in gains in the assets we held during the period in which we failed to qualify as a RIC that are recognized within a specified period following requalification, unless we make a special election to recognize and pay corporate-level tax on those built-in gains at the time of requalification. Any such taxes would reduce our net assets and the amount of income available for distribution to our shareholders.

Risks Relating to Our Common Shares

Our common shares may continue to trade at a material discount from net asset value.

Shares of closed-end investment companies, including BDCs, frequently trade at a market price that is less than the net asset value that is attributable to those shares. The possibility that our common shares will continue to trade at a material discount from net asset value, is a risk separate and distinct from the risk that our net asset value will decrease. The Company's common shares have traded at material discounts to net asset value, and, although we believe the new BDC income-oriented strategy should better position the Company in this regard, there can be no assurance that this discount will not persist or widen following the BDC Conversion. This risk may be greater for shareholders who expect to sell their shares in a relatively short period. We cannot predict whether our common shares will trade at, above or below net asset value.

Our common share price may be volatile and may decline.

The market price and liquidity of our common shares may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include changes in the market's perception of BDCs, private credit and our investment strategy; changes in interest rates and credit spreads; general economic and market conditions; our financial results and the timing of our distributions; changes in laws, regulations or accounting standards; sales of substantial amounts of our common shares in the market, or the perception that such sales could occur; and activist activity. As a result, our common share price may be volatile and may decline substantially. In addition, following periods of volatility in the market price of a company's securities, securities class action litigation has often been brought against that company; any such litigation, if brought against us, could result in substantial costs and divert management's attention and resources from our business.

We may issue common shares at a price below net asset value per share, which would dilute existing shareholders.

As a BDC, we generally will not be able to issue and sell our common shares at a price below net asset value per share. We may, however, sell our common shares, or warrants, options or rights to acquire our common shares, at a price below the then-current net asset value per share if our Board determines that such a sale is in our best interests and in the best interests of our shareholders, and our shareholders approve such a sale. Any sale of common shares at a price below net asset value per share would result in an immediate dilution to existing common shareholders, including a reduction in net asset value per share as a result of the issuance of shares at a price below net asset value per share, and a disproportionately greater decrease in a shareholder's interest in our earnings and assets and voting interest than the increase in our assets resulting from such issuance. Shareholders who do not participate in such an offering may experience further dilution of their percentage ownership.

Future issuances of our common shares or securities convertible into common shares could dilute existing shareholders.

Future issuances of our common shares, or of securities convertible into or exchangeable for our common shares, would dilute the percentage ownership interest of our then-current shareholders and could decrease the per-share book value of our common shares. In addition, holders of any options, warrants or convertible securities we may issue could exercise or convert them at a time when we would otherwise be able to obtain additional equity capital on more favorable terms. Any such issuances could adversely affect the market price of our common shares.

We cannot assure you that we will be able to pay distributions, and a portion of our distributions may constitute a return of capital.

We intend to pay distributions to our shareholders out of assets legally available for distribution; however, we cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-over-year increases in cash distributions. Our ability to pay distributions may be adversely affected by the impact of one or more of the risk factors described in this Proxy Statement/Prospectus, including the asset coverage requirements applicable to us as a BDC and any covenants in our indebtedness. All distributions will be paid at the discretion of our Board and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations, and such other factors as our Board may deem relevant from time to time. To the extent that the amount we distribute for a taxable year exceeds our earnings and profits, a portion of the distributions may be deemed a return of capital for U.S. federal income tax purposes. Shareholders should not assume that the source of any distribution is our net profit.

Our ability to repurchase shares or conduct tender offers, if any, will be limited and subject to the discretion of our Board.

We are not required to repurchase our common shares or to conduct tender offers, and any determination to do so will be within the discretion of our Board and subject to applicable law, the requirements of the 1940 Act, the availability of funds, our asset coverage requirements, and the terms of any indebtedness. Shareholders should not expect that we will conduct repurchases or tender offers, and the absence of such repurchases or tender offers may adversely affect the liquidity of, and the market price of, our common shares, particularly to the extent our common shares trade at a discount to net asset value.

BDC CONVERSION PROPOSALS

PROPOSAL 1: APPROVAL OF THE NEW MANAGEMENT AGREEMENT BETWEEN THE

COMPANY AND SABA CAPITAL MANAGEMENT, L.P.

Background

An external investment adviser (Merk Investments LLC) previously provided investment advisory services to the Company pursuant to an investment advisory agreement (“Prior Management Agreement”) between the Company and Merk Investments LLC. The Prior Management Agreement expired on June 30, 2026 and was not renewed, and the Board determined to manage the Company internally for the Interim Period. In connection with the transition to an interim internal management structure, certain business functions, including investment management, operations, valuation, accounting and other management/administrative functions, previously performed by Merk and its affiliates are currently performed by the Board, through the Investment Committee and other Committees of the Board, as well as by certain service providers of the Company, including Saba. Subject to the oversight and direction of the Board, the Board’s Investment Committee is responsible for managing and overseeing the Company’s investment portfolio until such time that an external investment manager is retained by the Company.

At the Annual Meeting, it is proposed that the shareholders of the Company (the “Shareholders”) vote to approve the New Management Agreement. The Unaffiliated Board recommended the selection of Saba as the Company’s new investment manager following a RFP Process undertaken by the Special Committee established by the Board.

At a meeting of the Board held on September 3, 2026, the Unaffiliated Board, including all of the Independent Directors, after careful consideration and upon the recommendation of the Special Committee, determined to select Saba to serve as the external investment manager of the Company and approved the New Management Agreement. The New Management Agreement must also be approved by Shareholders to become effective. Upon the effectiveness of the New Management Agreement, the Investment Committee will cease to function and the Company will no longer be managed under the internalized management structure.

The Unaffiliated Board, including all of the non-interested directors, has approved the New Management Agreement and believes it to be in the best interests of the Company and its Shareholders. Shareholders are being asked to approve the New Management Agreement between the Company and Saba.

If this Proposal 1 is not approved by the Company’s Shareholders, the Board will consider such other actions, including potentially maintaining its current internal structure or potentially pursuing an investment management agreement with a firm other than Saba, as it determines to be in the best interests of the Company and Shareholders. Importantly, implementation of the BDC Conversion is contingent upon approval of New Management Agreement by Shareholders (as well as the approval by Shareholders of Proposal 2: Elimination of the Gold-Policy).

The Unaffiliated Board, including the Special Committee, believes the retention of Saba, in light of its investment capabilities and experience, better positions the Company to achieve improved risk-adjusted returns and enhance value for Shareholders. Saba is a global alternative asset management firm that seeks to deliver superior risk-adjusted returns for a diverse group of clients. Founded in 2009 by Boaz Weinstein, the firm is a pioneer of credit relative value strategies and capital structure arbitrage. The Unaffiliated Board, as well as the Special Committee, considered that the Company will gain access to the senior management team of Saba.

Summary of the New Management Agreement

The following description of the terms of the New Management Agreement is only a summary of its material terms. A copy of the complete New Management Agreement is attached to this Proxy Statement/ Prospectus as Appendix A.

Following approval by the Shareholders in the manner required by the 1940 Act, the New Management Agreement will be entered into in December 2026, concurrent with the BDC Conversion. The New Management Agreement will remain in effect for a period of two (2) years from the date it is effective, unless sooner terminated. After the initial two-year period, continuation of the New Management Agreement from year-to-year is subject to annual approval by the Board, including at least a majority of the non-interested directors, or annual approval by the affirmative vote of a majority of the outstanding voting securities of the Company.

Advisory and Other Services. Under the terms of the New Management Agreement, Saba will (i) furnish the Company with advice and recommendations with respect to the investment of the Company’s assets and the purchase and sale of its portfolio securities, (ii) source appropriate potential investment opportunities for the Company that are consistent with the Company’s stated investment program, (iii) furnish the Company with customary reports, statements and other data on securities, economic conditions and other pertinent subjects, (iv) permit, with its written consent, its officers and employees to serve without compensation as directors of the Company if elected to such positions, (v) provide or offer to provide managerial assistance to portfolio companies of the Company as and to the extent required by the 1940 Act, (vi) keep and preserve, in the manner and for the period required under the 1940 Act, any books and records relevant to the provision of its investment advisory services to the Company, and (vii) in general superintend and manage the investments of the Company, subject to the ultimate supervision and direction of the Board and in accordance with the investment objectives, policies and restrictions of the Company. Some of these services were previously provided by Merk under the Prior Management Agreement and are currently provided by the Investment Committee of the Company.

Saba will also provide or arrange for the provision of administrative services as Saba may deem reasonably necessary from time to time for the ordinary operation of the Company, subject to the supervision and direction of the Board. Please see above under the “Comparative Fees and Expenses” for a comparison of current total annual operating expenses of the Company with the estimated pro-forma annual expenses of the Company assuming implementation of the BDC Conversion, including the New Management Agreement.

Investment Management Fee.

Under the New Management Agreement, the Company will pay Saba a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”).

For the first 12 months following the effective date of the New Management Agreement, the Base Management Fee shall be equal to the lesser of (i) $2,000,000 (on an annualized basis) and (ii) an annualized rate of 0.50% of the Company’s net assets as of the beginning of the first calendar day of the applicable quarter (and calculated separately for each quarter), payable quarterly in arrears in an amount equal to one-quarter of the annualized fee then in effect. Based on the Company’s current net assets as of October 20, 2026 (which asset level may change dramatically due to performance and share repurchases), the $2,000,000 fee for the first 12 months would amount to 0.17% of the Company’s net assets. Following the first 12 months, the Base Management Fee is payable quarterly (and pro-rated for partial periods) in arrears at an annual rate of 1.50% of the value of the Company’s gross assets (excluding cash and cash items) as of the beginning of the first calendar day of the applicable quarter.

In addition to the Base Management Fee, the Company would be subject to the Incentive Fee which consists of two independent components:

(i) Income Fee. The Income Fee is payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for each calendar quarter, calculated as follows:

•	No Income Fee is payable in any quarter in which the Company’s pre-incentive fee net investment income does not exceed a hurdle rate of 1.5% per quarter (6.0% annualized);

•	100% of the Company’s pre-incentive fee net investment income that exceeds the hurdle rate but is less than or equal to 1.8182% per quarter (7.2728% annualized) (the “catch-up”); and

•	17.5% of the Company’s pre-incentive fee net investment income that exceeds 1.8182% per quarter (7.2728% annualized).

Pre-Incentive Net Investment Income

(expressed as a percentage of the value of net assets per quarter)

0%	1.5%	1.8182%
← 0% →	← 100% →	← 17.5% →

These calculations are pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to Saba with respect to pre-incentive fee net investment income returns. Because of the structure of the Incentive Fee, it is possible that we may pay an Incentive Fee in a calendar quarter in which we incur an overall loss taking into account capital account losses. For example, if we receive pre-incentive fee net investment income returns in excess of the quarterly hurdle rate, we will pay the applicable Incentive Fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses.

“Pre-incentive fee net investment income” means, as the context requires, either the dollar value of or percentage rate of return on the value of the Company’s net assets in accordance with GAAP at the end of the immediately preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, deal, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses accrued for the quarter (including the Base Management Fee, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee and any distribution or stockholder servicing fees).

Pre-incentive fee net investment income returns include, for investments with a deferred interest feature (such as market or original issue discount, debt investments with payment-in-kind interest, and zero-coupon securities), accrued income that the Company has not yet received in cash. Saba may receive an Income Fee even when (i) the Company’s net asset value declines, (ii) the Company’s total return is negative, or (iii) the Company has not actually received cash interest payments from portfolio companies. Pre-incentive fee net investment income returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from pre-incentive fee net investment income returns.

Pre-incentive fee net investment income returns, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding quarter, is compared to a “hurdle rate” of return of 1.5% per quarter (6.0% annualized).

(ii) Capital Gains Fee. The Capital Gains Fee is payable at the end of each calendar year in arrears in an amount equal to 17.5% of cumulative realized capital gains from the effective date of the New Management Agreement through the end of such fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees; provided that the Capital Gains Fee payable shall not exceed the amount permitted by the Investment Advisers Act of 1940, as amended (the “Advisers Act”), including Section 205 thereof, and SEC staff interpretations thereof. For these purposes, with respect to any legacy investment held in the portfolio prior to the BDC Conversion, its “cost basis” will be equal to its net asset value as of the date of the BDC Conversion. The cost basis of all other investments will be calculated in accordance with GAAP.

In addition, the New Management Agreement provides that, for purposes of calculating the Capital Gains Fee, if the New Management Agreement is terminated by the Company or otherwise expires, all investments shall be considered realized as of the effective date of such termination. As a result, a Capital Gains Fee could be payable to Saba upon termination or expiration based on unrealized gains, even though the Company has not sold the investments or received any cash proceeds. Any such payments would be paid to the extent permitted by section 205(b)(3)(a) of the Advisers Act.

Examples of Application of Incentive Fees

Example 1 – Incentive Fee on pre-incentive fee net income for each quarter

Scenarios expressed as a percentage of net asset value at the beginning of the quarter	Scenario 1	Scenario 2	Scenario 3
Pre-incentive fee net investment income for the quarter	1.00%	1.65%	2.50%
Catch up incentive fee (maximum of 0.32%)	0.00%	-0.15%	-0.32%
Split incentive fee (17.50% above 1.82%)	0.00%	0.00%	0.1193%
Net investment income	1.00%	1.50%	2.0625%

Scenario 1 – Incentive Fee on Income

Pre-incentive fee net investment income (1.00%) does not exceed the hurdle rate of 1.5% per quarter. Therefore, no Income Fee is payable, and net investment income is 1.00%.

Scenario 2 – Incentive Fee on Income

Pre-incentive fee net investment income (1.65%) exceeds the hurdle rate of 1.5% per quarter but does not exceed 1.8182% per quarter. Therefore, the Income Fee is equal to 100% of the pre-incentive fee net investment income above the hurdle rate (the "catch-up"):

Income Fee = 100% × (1.65% – 1.50%) = 0.15%

Net investment income after the Income Fee is 1.50%.

Scenario 3 – Incentive Fee on Income

Pre-incentive fee net investment income (2.50%) exceeds both the hurdle rate of 1.5% and the catch-up ceiling of 1.8182% per quarter. Therefore, the Income Fee is equal to the full catch-up plus 17.5% of the pre-incentive fee net investment income above 1.8182%:

Catch-up = 100% × (1.8182% – 1.50%) = 0.3182%

Split = 17.5% × (2.50% – 1.8182%) = 0.1193%

Total Income Fee = 0.3182% + 0.1193% = 0.4375%

The total Income Fee of 0.4375% equals 17.5% of the total pre-incentive fee net investment income of 2.50%, reflecting the effect of the catch-up. Net investment income after the Income Fee is 2.0625%.

Example 2 – Incentive Fee on Capital Gains

Assumptions

Year 1: No net realized capital gains or losses

Year 2: 6.00% realized capital gains and 0.50% realized capital losses and unrealized capital depreciation; capital gain incentive fee = 17.50% × (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Year 1 Incentive Fee on Capital Gains	= 17.50% × (0) = 0 = No incentive fee on capital gains
Year 2 Incentive Fee on Capital Gains	= 17.50% × (6.00% - 0.50%) = 17.50% × 5.50% = 0.96%

In consideration of the services previously provided by Merk to the Company under the Prior Management Agreement (while the Company was a registered investment company and not a BDC), the Company had paid Merk an investment management fee, accrued daily and paid monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month, at an annual rate of 0.70% of the annual average daily net assets of the Company. No Incentive Fee was paid under the Prior Management Agreement.

Expenses.

Pursuant to the New Management Agreement, Saba will pay the following expenses: (i) any sub-advisory fees pursuant to a sub-advisory agreement approved by the Board, (ii) any fees paid to the Consultant, and (iii) the compensation of any investment advisory personnel that provide services to the Company on behalf of Saba pursuant to the New Management Agreement, along with the allocable portion of the following “overhead expenses” (office space, rent and utilities, furniture and fixtures, computer equipment, stationery, secretarial/managerial services, salaries, entertainment expenses, employee insurance and payroll taxes) attributable to such investment advisory personnel. Under the New Management Agreement, the Company will be responsible for all of the expenses of its operations, including, without limitation:

•

The Company’s investment-related expenses whether relating to investments that are consummated or unconsummated (e.g., brokerage commissions, due diligence costs, expenses relating to short sales, investment banking fees, sourcing or finder’s fees (which may include a base fee component and/or a performance compensation component), borrowing charges on securities sold short, custodial fees and expenses and nominee fees);

•	Bank service fees, clearing and settlement charges and interest expense;

•	Investment management fees;

•	Fees and expenses incidental to the purchase and sale of interests in, and the fees and expenses of, portfolio companies in which the Company invests;

•	Interest payable on debt, if any, to finance the Company’s investments;

•

Expenses relating to software tools, programs or other technology utilized in managing the Company (including, without limitation, third-party software licensing, implementation, data management and recovery services and custom development costs);

•	Exchange listing fees, expenses relating to proxy contests, voting, tender offers and solicitation fees and expenses;

•	Trading platform and seat fees;

•	Research-related expenses, including, without limitation, news and quotation equipment and services;

•	Fees and expenses associated with independent audits and outside legal costs;

•	Fees for data and software providers;

•	Other expenses related to the purchase, sale or transmittal of investments;

•	Website creation and maintenance, fees for risk management systems and service providers;

•	Legal expenses;

•	Other professional fees (including, without limitation, expenses of consultants (other than the Consultant) and experts);

•	Transfer agent and custodial fees;

•	The costs of organizing and maintaining any subsidiaries;

•	Costs relating to swaps (and similar agreements);

•	Auditing and tax preparation expenses;

•	Accounting expenses;

•	Fees and expenses associated with marketing and investor relations efforts including proxy solicitations and Shareholder meetings;

•	Costs of printing and mailing proxies (other than this Proxy Statement/prospectus), reports and/or notices;

•	Market data costs;

•	Administration expenses (including fees for the provision of middle-office and back-office services);

•	Directors’ and officers’ fees;

•	Fund-related insurance expenses (including, without limitation, premium payments for fidelity bonds and Directors’ and Officers’ and Errors and Omissions insurance);

•	Compensation and expenses of the independent members of the Board;

•	Organizational and offering-related expenses, including the preparation and filing of related registration statements under the Securities Act of 1933, as amended;

•	Filing and registration fees, corporate licensing fees, federal, state and local taxes and other governmental fees and expenses;

•

All regulatory expenses (including, without limitation, fees and expenses incurred in connection with ongoing compliance obligations and the preparation and filing of regulatory filings, including those required under the 1940 Act and applicable federal and state securities laws);

•	Litigation-related and indemnification expenses;

•	Withholding and transfer fees;

•	Trademarks;

•	Other expenses related to the purchase, monitoring, structuring, sale, allocation, settlement, custody, valuation, appraisal or transmittal of assets;

•	Extraordinary expenses, including the costs of any third party pricing or valuation services;

•

The allocable portion of the compensation and related overhead expenses attributable to any director, officer, partner or employee of Saba or any affiliate thereof when and to the extent providing administrative services to the Company; or

•

Other similar expenses and all other costs and expenses incurred in connection with the engagement of any third party service providers to provide administrative services or related services (including compliance, accounting, tax or operation services) to the Company (including, but not limited to, the provision of officer positions of the Company); or any other expenses and/or costs approved by the Board.

Term, Continuance and Termination. The New Management Agreement has a two year initial term and will continue from year to year after its initial term so long as such continuation is approved at least annually by either the Board, including a majority of those Directors who are not parties to the New Management Agreement or interested persons (as defined under the 1940 Act) of either the Company or Saba, or by the affirmative vote of a majority of the outstanding voting securities of the Company. The New Management Agreement, as with the Prior Management Agreement, may also be terminated by the Company at any time, without the payment of any penalty, by the Board or by the affirmative vote of a majority of the outstanding voting securities of the Company, upon 60 days’ written notice to Saba, or by Saba upon 60 days’ written notice to the Company. The New Management Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

Indemnification. The New Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of Saba, Saba (and its officers, managers, agents, employees, partners, controlling persons, members, and any other person or entity affiliated with Saba) shall not be subject to liability to the Company, the members of the Board or to any Shareholder, for any act or omission in the course of, or connected with, rendering advisory services to the Company and any other services provided from time to time by Saba or for any losses that may be sustained in the purchase, holding or sale of any security by the Company or for any losses that may be sustained as a result of providing the services under the New Management Agreement or as approved by the Board from time to time.

In addition, the New Management Agreement also provides that the Company will indemnify Saba (and its officers, managers, agents, employees, partners, controlling persons, members, and any other person or entity affiliated with Saba and its respective successors, heirs and assigns) (collectively, the “Indemnified

Parties”) against all losses sustained or incurred by the indemnified parties as a result of, among other things: (i) the Company’s breach of its representations, warranties, or covenants under the agreement, (ii) claims by the Board or service providers against Saba or of any third party providing services under the New Management Agreement against Saba, (iii) the provision of services, and (iv) any proceeding arising from Saba’s performance of its duties. Indemnification is not available where there has been willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and the Company’s obligations are not subject to set-off or reduction. The New Management Agreement also requires the Company to advance expenses to the Indemnified Parties within fifteen days of a written request. Further, in no event shall Saba be liable to the Company for any indirect, incidental, special, punitive, exemplary or consequential damages of any kind, including lost profits, loss of business, loss of revenue, loss of goodwill, loss of data or loss of anticipated savings, even if Saba has been advised of the possibility of such damages.

Comparison of Advisory Fees Under the Prior Management Agreement and the New Management Agreement.

During the Company’s fiscal year ended November 30, 2025, the aggregate investment advisory fees incurred under the Prior Management Agreement were $4,794,777. The Prior Management Agreement expired on June 30, 2026 and was not renewed. The Company has been managed internally by the Board and the Company’s officers since that date. The Company has not incurred an investment advisory fee since June 30, 2026.

If the New Management Agreement had been in effect during the fiscal year ended November 30, 2025, (i) based on the terms of the Fee Grace Period (the lesser of $2,000,000 and 0.50% of net assets, on an annualized basis), base management fees of approximately $2,000,000 would have been incurred pursuant to the New Management Agreement, which is 58.3% less than the fees paid to Merk; and (ii) based on the base management fee rate applicable after the Fee Grace Period (1.50% of the Company’s gross assets, excluding cash and cash items), base management fees of approximately $10.3 million would have been incurred pursuant to the New Management Agreement, which is 114.3% more than the fees payable to Merk. These percentages are calculated as the difference between the hypothetical fee and the fees payable to Merk, divided by the fees payable to Merk.

During the fiscal year ended November 30, 2025, the Company invested primarily in gold and precious metals investments, did not pursue BDC NewCo’s proposed income-oriented investment strategy and did not use leverage. Its historical net investment income and capital gains therefore do not reflect the income and gains expected under BDC NewCo’s new investment strategy. See “Comparative Fees and Expenses” for the pro forma expenses of the Company assuming the BDC Conversion.

Use of Name of Adviser. Similar to the restriction on the Company’s use of the name “Merk” or any related name in the event of the termination of the Prior Management Agreement, the New Management Agreement restricts the use of the name “Saba” and related marks and logos in the event the New Management Agreement is terminated without replacement by a subsequent agreement with Saba.

Voting of Proxies. Under the New Management Agreement, Saba will likewise be responsible for voting any proxies solicited by an issuer of securities held by the Company, but such proxies will be voted in the best interest of the Company and in accordance with Saba’s proxy voting policies and procedures, as any such proxy voting policies and procedures may be amended from time to time. Saba’s proxy voting policies and procedures, and any amendment thereto will be subject to the Board’s approval. Saba shall be responsible for reporting the Company’s proxy voting activities, as required by the Securities and Exchange Commission, under the New Management Agreement.

Retention of Ellington Management Group, L.L.C. to Provide Consulting Services

In providing services under the New Management Agreement and to other Saba clients, Saba has retained Ellington Management Group, L.L.C. (“Ellington”), at its expense, under a consulting agreement (the “Consulting Agreement”), pursuant to which Ellington will source and diligence certain investment opportunities in mortgage loans, preferred equity interests in real estate, and distressed corporate debt and equity that may be appropriate for one or more Saba clients (“Sourced Investments”), including the Company, and to provide certain related support services to Saba with respect to the Sourced Investments.

Pursuant to the Consulting Agreement, the Consultant will act in a non-discretionary capacity and will not have investment or disposition discretion with respect to any assets of the Saba clients, including the Company. All investment, disposition, and portfolio decisions with respect to the Company will be made solely by Saba.

In addition, the Consulting Agreement may be terminated under various circumstances and thus there can be no assurance that Saba will have indefinite access to Ellington’s sourcing of certain investment opportunities. As a result, should the Consulting Agreement be terminated, the Company could have more limited access to potential investment opportunities.

Board Consideration of the Approval of the New Management Agreement

On September 3, 2026, after discussion and considering the Special Committee’s recommendations, the Unaffiliated Board determined that the BDC Conversion is in the best interests of the Company and Shareholders and unanimously voted to approve both the selection of Saba as the Company’s new investment adviser and the New Management Agreement, and recommended that Shareholders approve the New Management Agreement.

The Special Committee and the Board, with the assistance of Cantor and Blank Rome, considered all of the factors related to the BDC Conversion which are discussed above under “Background and Reasons for the BDC Conversion” in determining to approve the New Management Agreement. Set forth below are factors/considerations more specifically relevant to the Board’s consideration and approval of the New Management Agreement:

For purposes of the considerations below, references to “the Board” shall mean the Unaffiliated Board members, with the Director affiliated with Saba having recused himself.

Nature, Extent and Quality of Services.

The Special Committee and the Board each considered the nature, extent and quality of services proposed to be provided to the Company under the New Management Agreement and took into account the broad scope of services proposed to be provided thereunder. The Special Committee and the Board each discussed the prior experience of Saba with respect to managing and operating registered closed-end funds, and, with respect to an ETF, serving as the sub-adviser, though each such investment product does not have a principal investment strategy substantially similar to the strategy proposed by Saba for the Company. The Special Committee and the Board reviewed Saba’s experience employing income-oriented credit and other strategies for various clients (though not as a standalone strategy) and Saba’s resources in this regard. The Special Committee and the Board each discussed the proposed terms under the New Management Agreement, written information provided by Saba and the information presented orally at each of the Special Committee and Board meetings held where Saba was present, including information with respect to Saba’s anticipated profitability, compliance program, organization, personnel and portfolio management, investment research, risk management policies, valuation resources, historical and proposed approaches to addressing the Company’s NAV discount and soft dollar practices. The administrative oversight proposed to be provided by Saba was also considered, including its administrative and operational services presently being provided to the Company as well as its current oversight of third party service providers providing administrative and other services to the Company. The Board reviewed the capabilities and experience of the proposed portfolio management team and took into account the capabilities and experience of the team of investment professionals that support the portfolio managers and the resources available to them. In this regard, the Board also accorded some weight to Saba’s retention of Ellington as a consultant to Saba to source and identify certain investment opportunities that may be appropriate for one or more Saba clients, including the Company, and to provide portfolio and other support to Saba that would enable the Company to potentially access an additional pipeline of investment opportunities. Thus, the Special Committee and the Board considered the total package of proposed advisory and administrative services. The Special Committee and the Board each concluded that, overall, they were satisfied with the nature, extent and quality of services proposed to be provided to the Company by Saba under the proposed New Management Agreement.

Performance. In considering whether to approve the New Management Agreement, the Special Committee and the Board observed that the Company, as a BDC, would have no track record of its own and that no single investment product managed by Saba has a principal investment strategy substantially similar to that proposed for the Company. However, in considering Saba’s general capabilities and experience, the Special Committee and the Board each reviewed Saba’s overall track record in managing and operating NYSE-listed closed-end funds (like the Company) and its record addressing closed-end funds trading at a discount to their NAVs. In addition, the Special Committee and the Board each considered the track record of Ellington in sourcing investments substantially in asset classes that could comprise a portion of the Company’s strategy (subject to Saba’s investment discretion). The Special Committee and the Board each determined that the foregoing performance information supported approval of the proposed New Management Agreement.

Fees and Expenses. The Special Committee and the Board each reviewed the proposed fees to be paid under the New Management Agreement as well as the anticipated fees and expenses for the Company as a result of the BDC Conversion. See “Comparative Fees and Expenses” above. In this connection, the Special Committee and the Board each accorded significant weight to the proposed “Fee Grace Period” under which the Base Management Fee for the first 12 months of operations would amount to less than 20bps (based on current net asset levels) and that the fee would be capped at 50bps (regardless of asset level during the first 12 months). They observed that, for the first twelve (12) months, proposed asset-based management fees are significantly less than what was paid to the prior investment manager and would be a small fraction of the management fees paid by BDC peers (without taking into account any Incentive Fee that may be applicable). The Special Committee and the Board also considered that, even after the Fee Grace Period, the proposed investment management fee for the Company would be comparable to management fees currently paid by other BDCs (as well as those proposed by other external managers that proposed to manage the Company as a BDC as part of the RFP process discussed above under “Background and Reasons for the BDC Conversion”). They also reviewed in detail the Incentive Fee components of the proposed fees, noting that both the income-based and capital gains-based incentive fee structures were comparable to the fee structures utilized by the BDC peer group (as well as those proposed by other external managers that proposed to manage the Company as a BDC). The Special Committee and the Board concluded that the proposed fees and expenses associated with engaging Saba as the new manager are reasonable in light of the nature, extent and quality of the services that Saba is proposing to provide to the Company.

Profitability. Saba provided the Special Committee and the Board with a summary and analysis of Saba’s anticipated costs and pre-tax profitability with respect to the management of the Company for the first twelve-month and first twenty-four month periods. The Special Committee and the Board each were satisfied with Saba’s estimates regarding the level of profitability that it was seeking from managing the Company and that the projections were sufficient and appropriate to provide the necessary advisory and management services to the Company. The Special Committee and the Board each concluded that Saba’s projected profitability from its relationship with the Company, after taking into account a reasonable allocation of costs, was not excessive.

Economies of Scale. The Special Committee and the Board each considered whether Saba would realize economies of scale with respect to the management services provided to the Company. The Special Committee and the Board each noted that the Company, as a closed-end fund, generally does not issue new shares and is less likely to realize economies of scale from issuing additional shares. Thus, this factor was not considered meaningful at this time.

Other Benefits. The Special Committee and the Board each considered the character and amount of other direct and incidental benefits to be received by Saba and its affiliates from their association with the Company. The Special Committee and the Board each considered that Saba anticipated no other sources of income or benefit in connection with managing the Company and did not expect to market the Company to its existing private clients or use soft dollars to any notable extent. The Special Committee and the Board each considered that Saba does expect to benefit from managing the Company by further expanding its brand into the BDC/registered fund space and potentially realizing economies of scale with its own expenses.

The Board also took into account the expected alignment of interests of the proposed portfolio management team with Shareholders given plans for each of the proposed portfolio managers to make meaningful personal investments into the Company’s shares.

Conclusion. The Special Committee, having been assisted by Cantor and advised by Blank Rome, independent legal counsel, requested and received such information from Saba as it believed reasonably necessary to evaluate the terms of the New Management Agreement, to consider and weigh all relevant factors, and to recommend to the Board that the New Management Agreement was in the best interests of the Company and its Shareholders. The Board, having been advised by independent legal counsel, considered the Special Committee’s recommendation to approve the New Management Agreement and determined that approval of the New Management Agreement was in the best interests of the Company and its Shareholders. In considering the approval of the New Management Agreement, the Board and the Special Committee considered a variety of factors, including those discussed above, as well as conditions and trends prevailing generally in the economy, the securities markets and the BDC industry. Neither the Board nor the Special Committee identified any one factor as determinative, and different members of the Board or Special Committee may have given different weight to different individual factors and related conclusions.

After these deliberations, on September 3, 2026, the Board approved the New Management Agreement between Saba and the Company as being in the best interests of the Company and its Shareholders. The Board then directed that the New Management Agreement be submitted to the Company’s Shareholders for approval with the Board’s recommendation that Shareholders vote to approve the New Management Agreement.

Information Regarding Saba

Saba is a global alternative asset management firm that seeks to deliver superior risk-adjusted returns for a diverse group of clients. Founded in 2009 by Boaz Weinstein, Saba is a pioneer of credit relative value strategies and capital structure arbitrage. Additional information about Saba is set forth in Saba’s Form ADV.

The following chart sets forth the name, address and principal occupation of the senior professionals of Saba:

Name*	Principal Occupation
Boaz Weinstein	Founder, Partner and Chief Investment Officer
Paul Kazarian	Partner and Portfolio Manager
Jeremy Benkiewicz	Partner and Portfolio Manager
Kieran Goodwin	Partner and Portfolio Manager
Michael D’Angelo	Partner, General Counsel, Chief Operating Officer
Andrew Kellerman	Partner, President and Head of BD and IR
Nitin Sapru	Partner and Chief Financial Officer
David Han	Chief Compliance Officer

*	The address of each individual listed is 405 Lexington Ave., 58th Floor, New York, NY 10174.

Following the BDC Conversion, Boaz Weinstein and Paul Kazarian will serve as the Company’s portfolio managers and will have sole investment and dispositive control over all of portfolio Company investments held by the Company as of the External Manager Transition and over all other new investments.

Boaz Weinstein is the founder and Chief Investment Officer of Saba. Mr. Weinstein founded Saba in 2009 as a lift-out of the Deutsche Bank proprietary credit trading group he started in 1998. At Saba, Mr. Weinstein leads a team of approximately 85 professionals. In 2021, Risk.net named Saba Hedge Company of the Year. Previously, Mr. Weinstein worked at Deutsche Bank for eleven years, the last eight years as Managing Director (a title he achieved at age 27). Throughout his career at Deutsche Bank, Mr. Weinstein had dual responsibility for proprietary trading and market making. In 2008, Mr. Weinstein was promoted to Co-Head of Global Credit Trading, overseeing a group of 650 investment professionals. He was also a member of the Global Markets Executive Committee. Mr. Weinstein graduated from the University of Michigan, Ann Arbor, with a BA in Philosophy. He achieved the title of National Master in chess at age 16.

Paul Kazarian joined Saba in March 2013. Mr. Kazarian is a Portfolio Manager who focuses on the closed-end fund strategy and exchange traded products, including ETF arbitrage. In addition, Mr. Kazarian serves on the Board of Trustees and is Principal Executive Officer of ASA Gold and Precious Metals Limited (ticker: ASA). Mr. Kazarian is also Principal Executive Officer of both Saba Capital Income & Opportunities Fund (ticker: BRW) and Saba Capital Income and Opportunities Fund II (ticker: SABA). Prior to Saba, Mr. Kazarian was a Director at RBC Capital Markets in the Global Arbitrage and Trading Group from 2007 to 2013. While there, Mr. Kazarian was responsible for the development and management of the Fixed Income ETF Group and also responsible for overseeing other ETF and index strategies. Prior to RBC, Mr. Kazarian worked as a technology analyst at Merrill Lynch. Mr. Kazarian holds a BA in Political Science from Bates College.

Principal Executive Offices

The principal executive office of Saba is 405 Lexington Ave, 58th Floor, New York, NY 10174. Upon implementation of the BDC Conversion, the principal executive office of each of the Company and Saba will also be 405 Lexington Ave, 58th Floor, New York, NY 10174.

Required Vote

Approval of this proposal requires the affirmative vote of “a majority of outstanding voting securities” entitled to vote at the Annual Meeting, as defined under the 1940 Act. Since the Company’s only voting securities are common shares, consistent with the 1940 Act, the affirmative vote of a majority of the outstanding common shares entitled to vote at the Annual Meeting is required to approve the New Management Agreement. For purposes of approval of the New Management Agreement, under the 1940 Act, “a majority of outstanding common shares” is the lesser of: (i) 67% or more of the common shares present at the Annual Meeting if the holders of more than 50% of the outstanding common shares are present or represented by proxy; or (ii) more than 50% of the Company’s outstanding common shares as of the Record Date (together referred to as the “1940 Act Majority”). Abstentions will be counted for purposes of determining whether a quorum is present, but will have the effect of a vote against this proposal. Since banks, brokerage firms or other nominees do not have discretion to vote on this proposal, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the Annual Meeting and if no instruction is provided for any proposal, your shares will not be counted as present for purposes of meeting the quorum requirement.

Conflicts of Interests of Our Directors and Officers in the External Manager Transition

One member of the Board, Paul Kazarian, is employed by Saba and has conflicts of interests in connection with the vote on the New Management Agreement. As a result, he was not part of the Special Committee. In addition, he recused himself from the Board deliberation and subsequent meeting to vote on the selection of Saba as the new investment adviser and the approval of the New Management Agreement.

Ketu Desai was nominated for election by Saba in its proxy contest at the Company’s 2024 annual meeting, and is Saba-nominated trustee of BRW and SABA. He is a non-interested person (as such term is defined in the 1940 Act) of each of BRW, SABA, the Company and Saba. He serves on the Special Committee and participated in the deliberations and determinations of the Board regarding the engagement of Saba as the new investment manager and approval of the New Management Agreement.

Maryann Bruce was nominated for election by Saba in its proxy contest at the Company’s 2025 special meeting. She is a non-interested person (as such term is defined in the 1940 Act) of each of the Company and Saba. She participated in the deliberations and determinations of the Board regarding the engagement of Saba as the new investment manager and approval of the New Management Agreement.

Neal Neilinger was nominated for election by Saba in its proxy contest at the Company’s 2025 special meeting. He is a non-interested person (as such term is defined in the 1940 Act) of each of the Company and Saba. He participated in the deliberations and determinations of the Board regarding the engagement of Saba as the new investment manager and approval of the New Management Agreement.

Karen Caldwell is Saba-nominated trustee of BRW and SABA. She is a non-interested person (as such term is defined in the 1940 Act) of each of BRW, SABA, the Company and Saba. She serves on the Special Committee and participated in the deliberations and determinations of the Board regarding the engagement of Saba as the new investment manager and approval of the New Management Agreement.

Saba-managed funds own, in the aggregate, approximately 32.41% of the outstanding shares of the Company, of which Saba has discretionary voting authority over 29.25% and will vote these shares pursuant to its proxy voting policies. The remaining 3.16%, also pursuant to its proxy voting policies, will be voted in the same proportion as the votes of all other Shareholders.

THE UNAFFILIATED BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

THE NEW MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND SABA USING THE ENCLOSED BLUE PROXY CARD.

PROPOSAL 2: APPROVAL OF THE ELIMINATION OF THE COMPANY’S FUNDAMENTAL INVESTMENT POLICY RELATING TO INVESTMENTS IN THE GOLD AND PRECIOUS-METALS SECTOR

The Company currently operates as a closed-end, registered investment company that has a gold-focused fundamental investment policy (the “Gold Policy”) requiring that at least 80% of its total assets be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion.

General Information

We are proposing that our stockholders approve the elimination of the Gold Policy. The BDC Conversion is contingent upon Shareholder approval of both the proposed investment advisory agreement with Saba (Proposal 1) as well as approval of the elimination of the Gold Policy. If the Gold Policy is eliminated, the Company would no longer be required to invest at least 80% of its total assets in the gold and precious-metals sector and, pursuant to the BDC Conversion, would instead pursue an income-oriented investment strategy focused primarily on private credit and other investments that satisfy the requirements applicable to BDCs under the 1940 Act.

Background and Reasons for the Elimination of the Gold Policy

Following a review by the Board of Directors of the Company, including its independent Special Committee, the Board has determined that it is in the best interests of the Shareholders for the Company to undergo the BDC Conversion, which includes the elimination of the Gold Policy. The Board considered, among other factors, the potential for the proposed income-oriented strategy to generate current income; the breadth of investment opportunities across directly originated and secondary private credit; the experience and sourcing capabilities of Saba and its resources in this regard; the potential for portfolio diversification across issuers, industries and strategies; the availability to BDCs of a regulatory framework designed for investment in eligible portfolio companies; and the potential for RIC tax treatment if the applicable requirements are satisfied.

The Board also considered the material risks and costs associated with the elimination of the Gold Policy and the BDC Conversion, including the absence of an operating history for the vehicle under the proposed strategy; the change from internal to external management; the advisory fees and incentive fees that would become payable to Saba; potential conflicts of interest; the illiquidity and valuation uncertainty associated with private investments; credit, leverage and interest-rate risks; implementation and transition costs; the need to dispose of or reposition existing assets; possible tax consequences; the discontinuance from Bermuda and domestication of the Company in a U.S. state as a requirement to elect to be regulated as a BDC by the 1940 Act for BDCs; changes in and, in some cases, the elimination of, certain shareholder rights resulting from the change in domicile from Bermuda to Delaware and the BDC Conversion (see “Comparison of Shareholder Rights Under Bermuda and Delaware Corporate Law and Charter Documents”

in Section I of this Proxy Statement/Prospectus for a more detailed discussion of these differences and their implications for shareholders); changes in Shareholder rights; and the possibility that the anticipated benefits will not be realized.

Conclusion and Recommendation; Vote Required

Under the 1940 Act, approval of the elimination of the Gold Policy requires a majority of the outstanding voting securities, which is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy; or (ii) more than 50% of the outstanding shares of such company (a “1940 Act Majority”). Abstentions and Broker Non-Votes will have the effect of a vote against this Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE ELIMINATION OF THE COMPANY’S FUNDAMENTAL INVESTMENT POLICY RELATING TO INVESTMENTS IN THE GOLD AND PRECIOUS-METALS SECTOR AS DESCRIBED IN THIS PROPOSAL 2 USING THE ENCLOSED BLUE PROXY CARD.

PROPOSALS 3A-3N: APPROVAL, BY SEPARATE VOTES, OF THE ELIMINATION OF EACH OF THE COMPANY’S OTHER FUNDAMENTAL INVESTMENT POLICIES

General Information

In addition to the Gold Policy, we have adopted certain other investment restrictions as our fundamental policies (the “Fundamental Policies”), which policies cannot be changed or eliminated without the approval of a 1940 Act Majority of Shareholders. The 1940 Act does not require BDCs to adopt fundamental policies and, in fact, most other leading BDCs do not have them. A copy of our existing Fundamental Policies appears as Appendix C to this Proxy Statement. Given the BDC Conversion, we are proposing that the stockholders approve the elimination of each of the Fundamental Policies in their entirety.

Background and Reasons for the Proposals

 Each Fundamental Policy limits or prohibits us from undertaking certain activities, such as purchasing securities on margin or engaging in the purchase or sale of commodities or real estate.

 Following the BDC Conversion, the existence of the Fundamental Policies can place us at a competitive disadvantage in comparison to other BDCs. As noted above, most other leading BDCs do not have them. Additionally, most other types of companies are not required to seek stockholder approval to alter their business activities; rather, the company’s board of directors, which is elected by the stockholders, is entrusted with such discretion. While the Fundamental Policies can be modified, given that regular stockholder meetings occur only once per year and special stockholder meetings would be costly, the requirement that stockholders must approve changes to our Fundamental Policies could, as a result, reduce our business opportunities and increase certain investment and other business risks. In order to facilitate flexibility in our future investment activities, we now propose that all of the remaining Fundamental Policies be eliminated. This would allow us to respond more effectively and expeditiously to opportunities and issues as they may present themselves.

 It is very important to note that even following elimination of the Fundamental Policies, numerous restrictions and limitations on our investing and business activities would continue to exist, which would provide protections and assurances for our stockholders. Most significantly, under Section 58 of the 1940 Act, we are prohibited from changing the nature of our business so that we cease to be a BDC without consent of a 1940 Act Majority. It is significant to note that Section 58 of the 1940 Act is titled “Changes in Investment Policy,” and that its only restriction on changes in investment policy by a BDC is to prevent a BDC from ceasing to operate as a BDC without stockholder approval. This is in sharp distinction to other sections of the 1940 Act that govern the investment activities of registered investment companies. As a BDC, we would no longer be a registered investment company under the 1940 Act and thus would not be subject to such other sections. Those sections specifically require registered investment companies to have fundamental policies, which can be changed only by a registered investment company’s stockholders. By contrast, in adopting the BDC sections of the 1940 Act, Congress recognized the special needs of BDCs to retain significant flexibility in their investment policies in order to effectively to provide capital to new small and medium-sized businesses. Thus, Congress saw fit to only require BDC stockholder consent in the case of changes in investment policy that would cause the BDC to cease to be qualified as such. Congress has never required BDCs to adopt other fundamental policies which could be changed only with stockholder consent.

 The 1940 Act also contains a number of other restrictions on activities of BDCs, none of which would be affected by the elimination of our Fundamental Policies. For example, 70% of a BDC’s total assets must be invested in “qualifying assets,” as defined in the 1940 Act. This requirement would apply even with elimination of the Fundamental Policies because it is also set forth in the 1940 Act. Similarly, the 1940 Act limits a BDC’s ability to issue senior securities, which are generally defined as debt securities and preferred stock. One of the Fundamental Policies also covers restrictions on the issuance of senior securities. Other examples of restrictions outlined in the 1940 Act that would continue to apply to us, and which to some extent are also included in our Fundamental Policies, include limitations on investing in registered investment companies, investing in broker dealers and undertaking certain short sales of securities. In sum, while elimination of the Fundamental Policies will have the benefit of providing us greater flexibility to respond to market opportunities and to avoid risk with regard to our investing activities, there will still be numerous statutory restrictions on the overall nature of our investment and business activities.

 Each of the Proposals, if approved, would be effective upon the BDC Conversion. The Fundamental Policy Proposals are each detailed below:

 PROPOSAL 3A: APPROVAL OF THE ELIMINATION OF THE FUNDAMENTAL POLICY ON ISSUANCE OF SENIOR SECURITIES.

Our existing fundamental policy on Issuance of Senior Securities provides that the Company will not issue any class of senior securities, including debt obligations or preferred stock, except that it may issue senior securities representing indebtedness payable in any currency, in any amount and on any terms the Board may deem advisable, provided that (a) the Company’s total indebtedness for borrowed money immediately after issuance has asset coverage of at least 300% (with securities listed on the JSE Securities Exchange South Africa valued at their then-current market value on that exchange) and (b) the senior securities are not secured by pledge, mortgage or hypothecation of any Company assets.

 For the reasons discussed above under “Background and Reasons for the Proposals,” we are asking our stockholders to approve the elimination of this Fundamental Policy. If eliminated, the Company could issue senior securities outside these policy-specific restrictions, subject to the asset coverage, disclosure, fiduciary and other statutory and other requirements applicable to a BDC. Additional senior securities could increase leverage and the priority of claims against the Company’s assets. See “Risk Factors” above for a discussion of relevant principal risk factors.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3A.

 PROPOSAL 3B: APPROVAL OF THE ELIMINATION OF THE FUNDAMENTAL POLICY ON SHORT SALES, PURCHASES ON MARGIN AND PUT AND CALL OPTIONS.

 Our existing fundamental policy on Short Sales, Purchases on Margin and Put and Call Options provides that the Company will not purchase any securities on margin or sell any securities short.

 For the reasons discussed above under “Background and Reasons for the Proposals,” we are asking our stockholders to approve the elimination of this Fundamental Policy. If eliminated, the Company could purchase securities on margin or sell securities short to the extent permitted by the 1940 Act and other applicable law. These activities could increase leverage and market exposure, and losses on short sales may be unlimited; any options activity would remain subject to applicable legal and regulatory restrictions. See “Risk Factors” above for a discussion of relevant principal risk factors.

 OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3B.

 PROPOSAL 3C: APPROVAL OF THE ELIMINATION OF THE FUNDAMENTAL POLICY ON BORROWING.

 Our existing fundamental policy on Borrowing provides that the Company may borrow money in any currency, in any amount and on any terms the Board of Directors may deem advisable, provided that (a) the Company’s total indebtedness for borrowed money immediately after borrowing has asset coverage of at least 300% (with securities listed on the JSE Securities Exchange South Africa valued at their then-current market value on that exchange) and (b) the borrowing is not secured by pledge, mortgage or hypothecation of any Company assets.

 For the reasons discussed above under “Background and Reasons for the Proposals,” we are asking our stockholders to approve the elimination of this Fundamental Policy. If eliminated, the Company could borrow outside these policy-specific conditions, subject to the leverage, asset coverage, disclosure and other legal/regulatory requirements applicable to a registered closed-end investment company. Following the BDC Conversion, the Company’s borrowings will remain subject to the restrictions of the 1940 Act applicable to BDCs, including the requirement that the Company maintain asset coverage of at least 200% (or 150% if certain requirements under the 1940 Act are met) immediately after each time we incur indebtedness. Greater borrowing could increase interest expense, refinancing risk and the volatility of returns to stockholders. See “Risk Factors” above for a discussion of relevant principal risk factors.

 OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3C.

 PROPOSAL 3D: APPROVAL OF THE ELIMINATION OF THE FUNDAMENTAL POLICY ON UNDERWRITING SECURITIES OF OTHER ISSUERS.

 Our existing fundamental policy on Underwriting Securities of Other Issuers provides that the Company will not make any commitment with respect to underwriting securities, or participate in any underwriting, that could, through joint obligations or defaults of other participants, involve the Company’s assets beyond prescribed and specific amounts intended or permitted to be acquired as additions to portfolio holdings. The Company also may not participate as an underwriter in any underwriting that could result in its holding securities or amounts of securities not permitted by its investment restrictions.

 For the reasons discussed above under “Background and Reasons for the Proposals,” we are asking our stockholders to approve the elimination of this Fundamental Policy. If eliminated, the Company could make underwriting commitments or participate in underwritings beyond the current policy limits, subject to the 1940 Act, other applicable law and the Company’s investment restrictions. Underwriting could expose the Company to additional market, distribution, regulatory and liability risks, including risks arising from joint obligations or defaults by other participants.

 OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3D.

 PROPOSAL 3E: APPROVAL OF THE ELIMINATION OF THE FUNDAMENTAL POLICY ON PURCHASE OR SALES OF REAL ESTATE AND REAL ESTATE MORTGAGE LOANS.

 Our existing fundamental policy on Purchase or Sales of Real Estate and Real Estate Mortgage Loans provides that the Company will not purchase or sell real estate except (a) as necessary to provide an office for the transaction of its business and (b) that the Company may invest up to 20% of the value of its total assets in common shares or securities convertible into common shares of companies primarily engaged outside of South Africa in extractive or related industries or in the holding or development of real estate. The policy also states that the Company may not pledge, mortgage or hypothecate any of its assets.

 For the reasons discussed above under “Background and Reasons for the Proposals,” we are asking our stockholders to approve the elimination of this Fundamental Policy. If eliminated, the Company could purchase or sell real estate and related interests beyond the current policy limits, subject to the 1940 Act, applicable tax and securities laws, and other investment restrictions. Real estate investments could expose the Company to certain risks. See “Risk Factors” above for a discussion of relevant principal risk factors.

 OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3E.

 PROPOSAL 3F: APPROVAL OF THE ELIMINATION OF THE FUNDAMENTAL POLICY ON PURCHASE OR SALE OF COMMODITIES OR COMMODITY CONTRACTS.

 Our existing fundamental policy on Purchase or Sale of Commodities or Commodity Contracts provides that the Company will not purchase or sell commodities or commodity contracts, except that it may hold assets in the form of gold, silver, platinum or other precious-minerals bullion or certificates of deposit for those assets. The Company does not intend to deal in bullion.

 For the reasons discussed above under “Background and Reasons for the Proposals,” we are asking our stockholders to approve the elimination of this Fundamental Policy. If eliminated, the Company could purchase or sell commodities or commodity contracts subject to the 1940 Act and other applicable law. Commodities investments could expose the Company to significant price fluctuations, liquidity constraints, valuation uncertainty and counterparty risks.

 OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3F.

 PROPOSAL 3G: APPROVAL OF THE ELIMINATION OF THE FUNDAMENTAL POLICY ON LOANS.

 Our existing fundamental policy on Loans provides that the Company will not lend its funds or other assets to any person, other than through the purchase, in accordance with its investment policies, of securities.

 For the reasons discussed above under “Background and Reasons for the Proposals,” we are asking our stockholders to approve the elimination of this Fundamental Policy. If eliminated, the Company could lend funds or other assets beyond the current securities-purchase exception, subject to the 1940 Act and other applicable law. Lending activities pose additional risks. See “Risk Factors” above for a discussion of relevant principal risk factors.

 OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3G.

 PROPOSAL 3H: APPROVAL OF THE ELIMINATION OF THE FUNDAMENTAL POLICY ON INVESTMENT IN SECURITIES OF OTHER INVESTMENT COMPANIES.

 Our existing fundamental policy on Investment in Securities of Other Investment Companies provides that the Company may purchase securities issued by another investment company otherwise than in the open market, but only within the limitations imposed by the 1940 Act.

 For the reasons discussed above under “Background and Reasons for the Proposals,” we are asking our stockholders to approve the elimination of this Fundamental Policy. If eliminated, the Company could make investments in securities of other investment companies without this policy-specific limitation, but the 1940 Act and other applicable law would continue to similarly restrict these investments.

 OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3H.

 PROPOSAL 3I: APPROVAL OF THE ELIMINATION OF THE FUNDAMENTAL POLICY ON INVESTMENTS OF CASH.

 Our existing fundamental policy on Investments of Cash provides that the Company will invest its cash in U.S. Treasury bills, repurchase agreements and other high-grade money market instruments, including, without limitation, bank certificates of deposit, bankers’ acceptances, bank time deposits, notes and commercial paper. The Company may also invest its funds in South African rand-denominated accounts, which may be interest-bearing, with an Eligible Foreign Custodian or an overseas branch of a Qualified U.S. Bank, as those terms are defined in the 1940 Act, located in South Africa.

 For the reasons discussed above under “Background and Reasons for the Proposals,” we are asking our stockholders to approve the elimination of this Fundamental Policy. If eliminated, the Company could invest cash outside the policy’s specified instruments and accounts, subject to the 1940 Act, other applicable law and Board-approved investment policies. See “Risk Factors” above for a discussion of principal risk factors.

 OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3I.

 PROPOSAL 3J: APPROVAL OF THE ELIMINATION OF THE FUNDAMENTAL POLICY ON PURCHASE OF SECURITIES OF NEW ISSUERS.

 Our existing fundamental policy on Purchase of Securities of New Issuers provides that the Company will not purchase securities of an issuer that has a record of less than three years’ continuous operation, including the period of operation of any predecessor if the issuer came into existence through a merger, consolidation, reorganization or purchase of substantially all of the predecessor’s assets, if the purchase would cause more than 10% of the value of the Company’s total assets to be invested in the securities of such issuers.

 For the reasons discussed above under “Background and Reasons for the Proposals,” we are asking our stockholders to approve the elimination of this Fundamental Policy. If eliminated, the Company could invest more than 10% of its total assets in securities of issuers with less than three years of continuous operation, subject to the 1940 Act, other applicable law and Board-approved policies. These investments could increase exposure to early-stage operating, valuation, liquidity and execution risks. See “Risk Factors” above for a discussion of relevant principal risk factors.

 OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3J.

 PROPOSAL 3K: APPROVAL OF THE ELIMINATION OF THE FUNDAMENTAL POLICY ON PURCHASE OF SECURITIES ISSUED BY BROKERS, DEALERS, UNDERWRITERS, INVESTMENT ADVISERS AND INSURANCE COMPANIES.

 Our existing fundamental policy on Purchase of Securities Issued by Brokers, Dealers, Underwriters, Investment Advisers and Insurance Companies provides that the Company will not purchase or otherwise acquire securities issued by brokers, dealers, underwriters, investment advisers or insurance companies, except (i) securities of an investment advisory subsidiary organized by the Company and (ii) within the limitations imposed by the 1940 Act, securities issued by insurance companies.

For the reasons discussed above under “Background and Reasons for the Proposals,” we are asking our stockholders to approve the elimination of this Fundamental Policy. If eliminated, the Company would remain subject to 1940 Act restrictions/limitations on investments in securities issued by the above listed financial-sector entities.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3K.

 PROPOSAL 3L: APPROVAL OF THE ELIMINATION OF THE FUNDAMENTAL POLICY ON PURCHASE OF SECURITIES OF CERTAIN RELATED ENTITIES.

 Our existing fundamental policy on Purchase of Securities of Certain Related Entities provides that the Company will not purchase or hold securities of an issuer any of whose officers, directors, trustees or security holders are also officers or directors of the Company if any one or more of those persons beneficially owns more than one-half of one percent of the securities of that issuer and the persons owning more than one-half of one percent of those securities together beneficially own more than five percent of the securities of that issuer.

 For the reasons discussed above under “Background and Reasons for the Proposals,” we are asking our stockholders to approve the elimination of this Fundamental Policy. If eliminated, the Company could purchase or hold securities of related issuers outside these policy-specific thresholds, subject to the 1940 Act, other applicable law and the Board’s fiduciary obligations. These investments could increase conflicts-of-interest risks. See “Risk Factors” above for a discussion of principal risk factors and Conflicts of Interest.

 OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3L.

 PROPOSAL 3M: APPROVAL OF THE ELIMINATION OF THE FUNDAMENTAL POLICY ON PLEDGE OR MORTGAGE OF ASSETS.

 Our existing fundamental policy on Pledge or Mortgage of Assets provides that the Company will not pledge, mortgage or hypothecate any of its assets.

 For the reasons discussed above under “Background and Reasons for the Proposals,” we are asking our stockholders to approve the elimination of this Fundamental Policy. If eliminated, the Company could pledge, mortgage or hypothecate its assets, subject to the 1940 Act, other applicable law and Board oversight. Secured financing could increase leverage and permit creditors to obtain priority or security interests in Company assets, increasing loss and recovery risks for stockholders. See “Risk Factors” above for a discussion of relevant principal risk factors.

 OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3M.

 PROPOSAL 3N: APPROVAL OF THE ELIMINATION OF THE FUNDAMENTAL POLICY ON PARTICIPATION IN TRADING ACCOUNT.

 Our existing fundamental policy on Participation in Trading Account provides that the Company will not participate on a joint, or a joint and several, basis in any trading account in securities, except in connection with an underwriting in which the Company is a participant.

 For the reasons discussed above under “Background and Reasons for the Proposals,” we are asking our stockholders to approve the elimination of this Fundamental Policy. If eliminated, the Company could participate in joint or joint and several trading accounts beyond the underwriting exception, subject to the 1940 Act, other applicable law and Board oversight. See “Risk Factors” above for a discussion of principal risk factors.

 OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3N.

Conclusion and Recommendation; Vote Required

 Under the 1940 Act, approval of the elimination of any of the Fundamental Policies requires an affirmative vote of a 1940 Act Majority, regardless of whether the holders of such shares are present and entitled to vote at the Annual Meeting. Thus, the affirmative vote of the 1940 Act Majority of our outstanding shares is required to approve each of Proposals 3A-3N, which means the affirmative vote of the holders of the lesser of: (a) 67% or more of our outstanding shares present at the meeting or represented by proxy if the holders of more than 50% of our outstanding shares are present or represented by proxy, or (b) more than 50% of our outstanding shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE ELIMINATION OF EACH OF THE FUNDAMENTAL POLICIES AS DESCRIBED IN PROPOSALS 3A-3N USING THE ENCLOSED BLUE PROXY CARD.

SECTION II: Regular Annual Meeting Proposals

THIS SECTION DESCRIBES THE REGULAR ANNUAL MEETING PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING, INCLUDING THE ELECTION OF THE COMPANY’S BOARD OF DIRECTORS, AND THE RATIFICATION AND APPROVAL OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS AND AUTHORIZATION OF THE AUDIT AND ETHICS COMMITTEE TO SET THE AUDITORS’ REMUNERATION. THESE PROPOSALS ARE SEPARATE FROM, AND NOT CONDITIONED UPON, THE BDC CONVERSION PROPOSALS DESCRIBED IN SECTION I.

This Section describes the regular annual meeting proposals to be considered at the Annual Meeting. Proposal 4 seeks the re-election of the Company’s Board of Directors, consisting of five nominees: Maryann Bruce, Karen Caldwell, Ketu Desai, Paul Kazarian, and Neal Neilinger. Proposal 5 seeks the ratification and approval of the appointment of Tait, Weller & Baker LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2026, and authorization for the Audit and Ethics Committee of the Board of Directors to set the independent auditors’ remuneration.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The table below sets forth certain information, based on SEC filings, regarding any person or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) known to the Company to beneficially own more than 5% of the Company’s outstanding common shares, as of October 19, 2026. As of October 19, 2026, there were 18,216,943 common shares outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Outstanding Shares
Saba Capital Management, L.P. 405 Lexington Avenue, 58th Fl. New York, NY 10174	5,903,701	(1)	32.41%
Sessa Capital GP, LLC 888 Seventh Avenue, 30th Fl. New York, NY 10019	1,050,000	(2)	5.76%

(1) The number of shares shown is based on the Schedule 13D filed by Saba Capital Management, L.P. on August 3, 2026, reflecting information as of July 30, 2026.

(2) The number of shares shown is based on the Schedule 13G filed by Sessa Capital GP, LLC on May 15, 2025, reflecting information as of March 31, 2025.

REQUIRED VOTE

Assuming that a quorum is present at the Annual Meeting, approval of proposals of the re-election of directors and ratification of independent auditors to be acted upon at the Annual Meeting requires the affirmative vote of a majority of the votes cast at the Annual Meeting, including by proxy. Abstentions and “broker non-votes” (i.e., shares held by brokers, banks or other nominees for which (i) instructions have not been received from the beneficial owner or persons entitled to vote and (ii) the broker, bank or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present, but will be disregarded in determining the “votes cast” on a proposal. Therefore, abstentions and “broker non-votes” will have no effect on the vote for either proposal. For more information on the potential effects of the Dissident Shareholder initiating a proxy contest, see “Questions and Answers About the Proposals For the Annual General Meeting Of Shareholders—General Procedural Matters—How do I vote my shares?”

PROPOSAL 4:

TO ELECT THE COMPANY’S BOARD OF DIRECTORS

At its September 3, 2026 meeting, the Board, upon the recommendation of the Nominating and Governance Committee, nominated five individuals for re-election as directors, Maryann Bruce, Karen Caldwell, Ketu Desai, Paul Kazarian, and Neal Neilinger (each, a “Nominee”), each to hold office as a director of the Company until the next Annual General Meeting of Shareholders.

Each of Mses. Bruce and Caldwell and Messrs. Desai and Neilinger currently serves as an Independent Director of the Company. Mses. Bruce and Caldwell and Messrs. Desai, Neilinger and Kazarian were elected to serve as directors of the Company at the 2025 Annual General Meeting of Shareholders.

Each Nominee has consented to being named in this Proxy Statement/Prospectus and to serve if elected. If any of the Nominees is unable or declines to serve as a director, an event that management does not anticipate, proxies may be voted at the Annual Meeting for the election of another person in his or her place or the Board may reduce the number of directors as provided in the Company’s bye-Laws. The persons named as proxies on the enclosed BLUE proxy card relating to the Annual Meeting will vote “FOR” the election of the Nominees unless the Shareholder specifically indicates on his or her BLUE proxy card a desire to vote against or abstain from voting with respect to any Nominee.

The following list sets forth the current directors and officers of the Company, including each Nominee, his or her age, address, principal occupation and present positions with the Company, including any affiliations with the Company, the length of service with the Company and other directorships held. Unless otherwise noted, each Nominee has engaged in the principal occupation listed in the following table for five years or more. A more extensive discussion of each Nominee’s experience and qualifications can be found in the narrative description of the structure and leadership of the Board of Directors.

Name, Address and Age(1)	Position Held, Term of Office(2) and Length of Time Served	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years
Non-Independent Director:
Paul Kazarian*, 41	Chair of the Board since 2025; Director since 2024; President and Principal Executive Officer since 2026; Chair of the Investment Committee since 2026	Portfolio Manager, Saba Capital Management, L.P., since 2013.

Trustee, Saba Capital Income & Opportunities Fund II (NYSE: SABA), a closed-end fund, from May 2021 until July 2024; Director, Miller/Howard High Income Equity Fund (NYSE: HIE), a closed-end fund, 2022 – 2024; Director, Destra Multi- Alternative Fund (NYSE: DMA), a closed-end fund, since October 2023.

Independent Directors:
Maryann Bruce*, 66	Director since 2025; Chair of the Nominating and Governance Committee since 2025	President of Turnberry Advisory Group, a private consulting firm, since 2007.

Director, Amalgamated Bank (NASDAQ: AMAL) since 2018; Director, Pop Venture Fund, a registered closed-end interval fund, 2024 – 2025; Director, NextPoint Financial, Inc. (TSX: NPF.U), a financial services organization supporting underserved consumers and small businesses, 2023.

Karen Caldwell*, 66	Director since 2025; Chair of the Audit and Ethics Committee since 2025

Chief Operating and Financial Officer of Tides Network, a non-profit organization dedicated to advancing social justice since 2024; Chief Financial Officer of Reform Alliance, a non-profit organization dedicated to probation reform, from 2019 to 2024.

Trustee, Saba Capital Income & Opportunities Fund (NYSE: BRW), a closed-end fund, since 2020; Trustee, Saba Capital Income & Opportunities Fund II (NYSE: SABA), a closed-end fund, since 2023; Trustee, Finite Solar Finance Fund from 2021 to 2023.

Name, Address and Age(1)	Position Held, Term of Office(2) and Length of Time Served	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years
Ketu Desai*, 44	Director since 2024; Chair of the Special Committee since 2026	Founding partner and Principal of i-squared Wealth Management, Inc., a private wealth investment management firm, since 2016. Chief Investment Officer of Centerfin, 2020 – 2024	Trustee, Saba Capital Income & Opportunities Fund (NYSE: BRW), a closed-end fund, since 2020; Trustee, Saba Capital Income & Opportunities Fund II (NYSE: SABA), a closed-end fund, since 2023.
Neal Neilinger*, 61	Director since 2025

Founder, Congressional Capital Management LLC, since 2023; Head of Family Office Coverage, Jefferies Financial Group Inc. (NYSE: JEF), 2021 – 2023; Advisor to the Chairman, New York Private Bank & Trust, 2016 – 2021.

Trustee, Saba Capital Income & Opportunities Fund (NYSE: BRW), a closed-end fund, 2020 – 2021; Director, Sabal Palm Bank, 2013 – 2022.
Officers:
Patrick Keniston, 61	Chief Compliance Officer since September 2025	Managing Director, Foreside Fund Officer Services, LLC, since 2008	None
Troy Statczar, 55	Principal Financial Officer since August 2026	Director, Fund Officers since 2023; Senior Director, Foreside Treasurer Services since 2020- Foreside Financial Group	None
James Chekos, 48	Corporate Secretary since October 2025	Senior Principal Consultant, Foreside Fund Officer Services, LLC, since 2018	None

(1)	The address for each Nominee and officer is ASA Gold and Precious Metals Limited, 190 Middle Street, Suite 301, Portland, Maine 04101.

(2)

Each director of the Company will serve as such until the next Annual General Meeting of Shareholders unless the director resigns, does not stand for re-election, or is disqualified. The Company’s executive officers serve until they are terminated or resign.

*	A Nominee for election to the Board of Directors.

Mses. Bruce and Caldwell and Mr. Desai are also members of the Company’s Nominating and Governance and Audit and Ethics Committees. Messrs. Desai and Neilinger, and Ms. Caldwell are members of the Company’s Special Committee. Messrs. Kazarian, Neilinger and Desai are members of the Company’s Investment Committee.

Litigation Involving Directors

None of the Company’s directors, nor any affiliated person (as defined in the 1940 Act) of such directors, is a party to any material pending legal proceedings adverse to the Company or any of its affiliated persons (as defined in the 1940 Act), or has a material interest adverse to the Company or any of its affiliated persons (as defined in the 1940 Act).

Required Vote: The election of directors requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and Broker Non-Votes will have no effect on the vote for this proposal.

EXECUTIVE OFFICERS

The current executive officers of the Company are Paul Kazarian (41), President and Principal Executive Officer since June 2026; Troy Statczar (55), Principal Financial Officer since August 2026; James Chekos (48), Corporate Secretary since October 2025; Patrick Keniston (61), Chief Compliance Officer since September 2025. A biography of each current executive officer is contained in Section I of this Proxy Statement/Prospectus under the section titled “Management - Directors and Executive Officers.”

Patrick Keniston — Foreside Fund Officer Services, LLC (d/b/a ACA Group, LLC) (“Foreside” or “ACA”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, provides a Chief Compliance Officer under a Fund CCO Agreement between Foreside and the Company. Mr. Keniston has been employed by Foreside since 2008. Before joining Foreside in 2008, Mr. Keniston was Counsel at Citi Fund Services for three years, serving as primary legal counsel to five registered investment companies. Mr. Keniston’s previous experience also includes roles as Counsel at Citigroup Global Transaction Services and Senior Tax Consultant at PricewaterhouseCoopers LLP and Ernst & Young LLP. Mr. Keniston has a BA from Tufts University, JD from University of Denver College of Law, and LLM in Taxation from Georgetown University Law Center.

James Chekos — Mr. Chekos is a Senior Principal Consultant in the Fund Officer department of ACA’s U.S. Regulatory division. In addition to his role as a Fund Secretary for registered fund clients (exchange traded funds) at ACA, Mr. Chekos also serves as an NFA/CFTC compliance consultant for registered commodity pool operators and commodity trading advisors. Mr. Chekos has over 20 years of financial services industry experience across compliance and risk functions. Prior to joining ACA in 2018, he was a Senior Compliance Specialist at Amundi since July 2008, where he managed NFA/CFTC compliance and reporting requirements for Amundi’s registered commodity pools. Prior to joining Amundi Pioneer, he was a Risk Analyst at Fidelity Investments from August 2002 to July 2008 where he investigated fraudulent trading and money movement incidents for the retail brokerage company. Mr. Chekos holds a B.A. in Economics from the University of Massachusetts, Amherst, Massachusetts.

Troy Statczar — Mr. Statczar is a Director of Treasurer Services at ACA Group, where he serves as Fund Treasurer and Principal Financial Officer for mutual fund and ETP clients, overseeing financial accounting, SEC reporting, and Sarbanes-Oxley compliance since 2020. He brings over 30 years of financial services experience spanning fund administration, investment operations, and portfolio accounting across a range of product types including mutual funds, UCITS, ETPs, and hedge funds. Prior to joining ACA, Mr. Statczar served as Director of Fund Administration and Assistant Treasurer at Thornburg Investment Management, where he oversaw approximately $44 billion in AUM, and as Director of US Operations and Treasurer at Henderson Global Investors, managing a similarly broad multi-asset platform. Earlier in his career, he held senior leadership roles at Citi Hedge Fund Services, BISYS Fund Services, and State Street Corporation. Mr. Statczar holds a Bachelor of Science in Finance from Miami University (Ohio) and is a member of the Investment Company Institute's Accounting & Treasurers and Tax Committees.

DIRECTOR COMPENSATION

The current compensation structure for the Independent Directors is contained in Section I of this Proxy Statement/Prospectus under the section titled “Management - Director Compensation.”

The following table provides a summary of the compensation and benefits for the directors of the Company for the fiscal year ended November 30, 2025.

Director Compensation

Name	Aggregate Compensation from the Company	Estimated Annual Pension Benefit Upon Retirement
Non-Independent Directors
Paul Kazarian	$0	N/A
Independent Directors
Maryann Bruce	$30,051	N/A
Karen Caldwell	$19,199	N/A
Ketu Desai	$53,000	N/A
William Donovan	$40,658	N/A
Mary Joan Hoene	$46,283	N/A
Former Directors
Henry R. Breck	$26,248	$199,879
Harry M Conger	$26,248	$138,375
Ronald McCarthy	$26,248	$165,234
Robert A. Pilkington	$26,248	$324,917

Directors elected to the Board prior to January 1, 2008 who retired after attaining the age of 70, and after having served a minimum of 12 years, are entitled to retirement benefits for life. The annual retirement benefit for eligible directors is equal to 75% of the annual retainer fee paid to active directors, as it may be increased from time to time. Directors elected to the Board prior to January 1, 2008 retiring before attaining the age of 70 are entitled to such retirement benefit for the lesser of life or the number of years they served as directors. The Company discloses as a liability in its financial statements the retirement benefits due to retired directors. Under the May 12, 2009 restated retirement plan, a director whose first election to the Board occurred on or after January 1, 2008 is not eligible to receive retirement benefits.

SECURITY OWNERSHIP OF COMPANY

The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of common shares of the Company by each director, each executive officer, and all directors, and executive officers as a group, including the dollar range of the value of equity securities beneficially owned by each director and executive officer.

Name of Beneficial Owner	Amount of Beneficial Ownership(1)	Percentage of Outstanding Shares	Aggregate Dollar Range of Share Ownership(2)
Non-Independent Directors:
Paul Kazarian	None	N/A	None
Independent Directors:
Maryann Bruce	None	N/A	None
Karen Caldwell	None	N/A	None
Ketu Desai	None	N/A	None
Neal Neilinger	None	N/A	None
Executive Officers:
Troy Statczar	None	N/A	N/A
James Chekos	None	N/A	N/A
Patrick Keniston	None	N/A	N/A
All Directors and Executive Officers as a group:	None	N/A	N/A

(1)	Each individual has sole voting and investment power over the shares shown opposite his or her name.

(2)	Valuation as of the Record Date.

BOARD OF DIRECTORS

Leadership Structure and Qualifications of the Board of Directors

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board is currently composed of five members: Maryann Bruce, Karen Caldwell, Ketu Desai, Paul Kazarian, and Neal Neilinger, all of whom, other than Paul Kazarian, are Independent Directors.

Mr. Kazarian serves as Chair of the Board, Principal Executive Officer and Chair of the Board’s Investment Committee. The Chair: (i) coordinates the activities of the directors and leads the directors at Board meetings; (ii) works with the Company’s other executive officers, including the Company’s Chief Compliance Officer, the Company’s legal counsel, and the Board’s Nominating and Governance and Audit and Ethics Committees, as necessary, to determine the agenda for Board and Committee meetings; (iii) serves as the principal contact for and facilitates communication between the Independent Directors and the Company’s management; and (iv) performs any other duties that the Board may delegate to the Chair.

The Board generally meets in person at regularly scheduled meetings two times throughout the year, and meets virtually at regularly scheduled meetings two times throughout the year. In addition, the directors may meet in person or by telephone at special meetings or on an informal basis at other times. As described below, the Board has established two standing committees: the Nominating and Governance Committee (the “NCG”) and the Audit and Ethics Committee (the “Audit Committee”). In addition, the Board has established the Special Committee and the Investment Committee. The Board also serves as the Company’s foreign custody manager in overseeing the custody of the Company’s assets outside of the U.S.

The directors have determined that the Board’s leadership structure is appropriate in light of the Company’s size and other characteristics. The Board believes that its structure enables the Board’s oversight of, and independence from, management, its ability to carry out its responsibilities through effective communication, and the Company’s overall corporate governance on behalf of shareholders.

The Board has concluded that, based on each director’s experience, qualifications, character, integrity, attributes, and skills on an individual basis and in combination with those of the other nominees, each standing director should continue to serve as a director. Among other attributes common to all directors is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other directors and management of the Company, and to exercise reasonable business judgment in the performance of their duties as directors. A director’s ability to perform his or her duties effectively may have been attained through: (i) business, consulting, professional, public service, or academic positions; (ii) a director’s educational background or professional training; (iii) experience from service as a director of the Company, other public companies, non-profit entities or other organizations; or (iv) other relevant experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes, or skills of each director that support the conclusion that each person should serve as a director.

Ms. Bruce was nominated to be a director of the Company given her extensive experience in the financial services industry. Ms. Bruce is an independent director of Amalgamated Financial Corporation and Amalgamated Bank (NASDAQ: AMAL), where she serves as Chair of the Enterprise Risk Oversight Committee and is a member of the Executive, Corporate Social Responsibility, Audit, and Credit Committees. Ms. Bruce has served as an independent director of NextPoint Financial, serving as Chair of the Corporate Governance & Nominating Committee and as a member of the Executive, Audit, and Compensation Committees, and successfully steered the company through a strategic review process, restructuring, and going-concern sale. Previously, she was an Independent Director of MBIA (NYSE: MBI), serving on the Audit & Compliance and Compensation & Governance Committees, an Independent Director and Chair of the Compensation Committee of Atlanta Life Financial Group, a private company, a Trustee of both the Allianz Global Investors and PNC Funds and a Director of Pop Venture Fund. Since October 2007, Ms. Bruce has been President of Turnberry Advisory Group, a private consulting firm. From December 2008 to July 2010, she was President of Aquila Distributors, Inc., a subsidiary of Aquila Investment Management LLC, a boutique asset manager. Before that, from September 1999 to June 2007, she was President of Evergreen Investments Services, Inc., an investment management and diversified financial services business, and subsidiary of Wachovia (now Wells Fargo & Company). Ms. Bruce earned the CERT Certificate in Cybersecurity Oversight from the National Association of Corporate Directors (NACD) and the Software Engineering Institute of Carnegie Mellon University, demonstrating her commitment to an advanced understanding of the role of the board and management in cyber-risk oversight. Ms. Bruce has extensive experience in leadership and corporate governance within the financial services industry, with a strong background in strategy, sales and distribution, marketing, product development, client service, risk management, and regulatory oversight. Her deep understanding of starting, growing, and scaling businesses, coupled with her keen perspective of financial markets, brings a wealth of practical knowledge and a unique and valued point of view as a Board member.

Ms. Caldwell was nominated to be a director of the Company given her extensive public accounting and executive officer experience. Karen Caldwell has served as the Chief Financial Officer of Tides Network, a non-profit organization dedicated to advancing social justice since 2024. Ms. Caldwell served as the Chief Financial Officer of Reform Alliance, a non-profit organization dedicated to probation, parole, and sentencing reform in the United States through legislation and lobbying, from 2019 to 2024. Previously, Ms. Caldwell served as the Chief Financial Officer and Treasurer of the NHP Foundation, a non-profit organization dedicated to increasing housing affordability, from 2018 to 2019. From 2016 to 2018, Ms. Caldwell served as the Chief Financial Officer and Executive Vice President of the New York City Housing

Authority. Before this position, she served as the president of Hanseatic Management Services, Inc., an asset management company, from 2015 to 2016. Prior to Hanseatic, Ms. Caldwell served as a managing director of Alternative Investments at Amundi Investments, LLC, an investment advisory firm, from 2008 to 2014. From 1994 until 2008, Ms. Caldwell served as the Group Senior Vice President and Co-Head of Rates and Portfolio Management of ABN AMRO/LaSalle Bank Corporation Treasury. Ms. Caldwell also served as the Vice President of Foreign Exchange Trading and Sales at JPMorgan Chase from 1982 until 1994. Ms. Caldwell has served on the board of trustees of Saba Capital Income & Opportunities Fund II since February 2023, the board of trustees of Finite Solar Finance Fund from 2021 to 2023, and Saba Capital Income & Opportunities Fund, including as Chairwoman of the Audit Committee, since 2020. Additionally, Ms. Caldwell served as a member of the board of directors and on the Audit Committee of the Chicago Housing Authority from 2014 until 2015. Ms. Caldwell earned a B.S. in Accounting from Florida A&M University, and an MBA in Finance & Marketing from Northwestern University, Kellogg School of Management. Ms. Caldwell’s qualifications to serve as a Trustee include her extensive experience in senior management in various businesses and decades of leadership experience in top financial institutions.

Mr. Desai was nominated to be a director of the Company given his extensive experience in investment management and consulting. Mr. Desai has served as Principal, Chief Compliance Officer, Investment Adviser Representative and Independent Registered Investment Adviser of i-squared Wealth Management, Inc., a private wealth investment management firm, since 2016. He also served as CIO of Centerfin, Inc. from 2020-2024. Previously, Mr. Desai served as Investment Analyst at Lighthouse Investment Partners, LLC (“Lighthouse”), a global investment firm, from 2007 until 2016, where he helped manage Lighthouse’s credit funds, including the Lighthouse Credit Opportunities Fund and Lighthouse Credit Compass. At Lighthouse, Mr. Desai was also a member of the firm’s Relative Value Committee, where he was responsible for portfolio allocation decisions and risk management of fixed income, credit, event-driven, mortgage, and distressed strategies. Prior to joining Lighthouse, Mr. Desai served as a M&A Investment Banking Analyst at Credit Suisse AG from 2006 until 2007. Mr. Desai has served as a trustee on the board of trustees of Saba Capital Income & Opportunities Fund II since February 2023 and on the Board of Trustees of Saba Capital Income & Opportunities Fund since 2020. Mr. Desai earned a B.A. in Economics from Stony Brook University, a M.S. in Economics from New York University and an MBA from NYU Stern in Finance, Financial Instruments and Markets, and Entrepreneurship and Innovation. Mr. Desai’s qualifications to serve as a trustee include his extensive leadership experience in the investment and finance industries, including in risk management.

Mr. Kazarian was nominated to be a director of the Company given his extensive experience as a closed end fund director and investor, as well as his perspective as a significant shareholder. Mr. Kazarian has served as Partner, Closed-End Fund Portfolio Manager at Saba Capital Management, L.P., an investment advisor focused on credit and equity relative value strategies, since March 2013, and is responsible for Exchange Traded products, including ETF arbitrage and Closed-End Funds. Mr. Kazarian has served as the Principal Executive Officer of each of Saba Capital Income & Opportunities Fund (NYSE: BRW) and Saba Capital Income & Opportunities Fund II (NYSE: SABA), each a registered closed-end fund, since 2024. Prior to Saba Capital, Mr. Kazarian worked at RBC Capital Markets, LLC, an investment banking and management company and subsidiary of the Royal Bank of Canada (NYSE: RY), where he served as a Director in its Global Arbitrage and Trading Group, from March 2007 to March 2013. Before that, Mr. Kazarian served at Merrill Lynch, Pierce, Fenner & Smith Incorporated, an investment banking and management company, where he served as a technology analyst, from July

2006 to June 2007. Mr. Kazarian also served on the board of directors of Miller/Howard High Income Equity Fund (NYSE: HIE), a closed-end fund, from October 2022 until November 2024, and on the board of directors of Destra Multi-Alternative Fund (NYSE: DMA), a closed-end fund, since October 2023 and on the board of trustees of Saba Capital Income & Opportunities Fund II (NYSE: SABA) from May 2021 until July 2024.

Mr. Neilinger was nominated to be a director of the Company given his diverse experiences in the private trust industry, including a vast array of positions in the financial sphere and his involvement serving on a variety of boards. Mr. Neilinger has served as Founder of Congressional Capital Management LLC since 2023. Mr. Neilinger served as the Head of Family Office Coverage at Jefferies Financial Group Inc. (NYSE: JEF), an investment banking company, from 2021 to 2023. From 2020 to 2021, Mr. Neilinger served as a Strategic Advisor at Halo Investing, Inc., a technology platform that seeks to democratize access to investment solutions, connecting financial advisors and investors to protective investment products globally. Previously, Mr. Neilinger served as Advisor to the CEO of Sarasota Private Trust Company, a private trust company that offers wealth management, co-investing, trust and family office services, from 2017 to 2021. He also served as an Advisor to the Chairman of New York Private Bank & Trust from 2016 to 2021. Mr. Neilinger has served as Past President and Service Member of Cos Cob Fire Police Patrol Inc. since 2013. Mr. Neilinger also served on the board of trustees of Greenwich United Way, a community fundraising organization in Greenwich, Connecticut from 2013 to 2016. Additionally, he co-founded the National Advisory Committee of Colonial Williamsburg Foundation, a non-profit educational institution that preserves and operates the restored 18th-century capital of Virginia and served as its co-head from 2012 to 2015. Mr. Neilinger also served on the Board of Directors of Sabal Palm Bank in Sarasota, Florida from 2013 to 2022, where he was chairman of the Executive Committee. He also served as a director on the Board of Directors of Voya Prime Rate Trust (now known as Saba Capital Income & Opportunities Fund) (formerly NYSE: PPR, now NYSE: BRW) from 2020 to 2021.

Director Participation on Other Boards

The Company’s directors and director nominees may sit on boards of directors of other companies, trade associations, and non-profit entities. The Company considers such board service to be beneficial to the Company, provided there are no significant conflicts of interest and the director or director nominee can devote the time and attention to his or her duties on the Board and any Board committees on which he or she sits (i.e., is not “overcommitted”). Experience in these types of positions can provide the director or director nominee with a broader spectrum of expertise relating to corporate governance and other relevant matters.

INFORMATION REGARDING THE COMPANY’S PROCESS FOR NOMINATING

DIRECTOR CANDIDATES

The NGC will recommend to the Board candidates for new or vacant Board positions, including in respect of anticipated vacancies or retirements, as applicable, based on its evaluation of which potential candidates are most qualified to serve and protect the interests of the Company’s shareholders and to promote the effective operations of the Board. In considering director candidates, the Committee may take into account a variety of factors, among others, including whether the candidates: (i) are of the highest character and integrity; (ii) have distinguished records in their primary careers; (iii) have substantial experience and breadth of knowledge which is of relevance to the Company; (iv) have sufficient time available to devote to the affairs of the Company in order to fulfill their duties and responsibilities, including service on Board Committees; (v) are committed to working collaboratively with other members of the Board in promoting the best long- term interests of shareholders; and (vi) qualify as Independent Directors. The Committee has not adopted any specific diversity policy but will take into account in its consideration of new candidates to the Board whether a candidate’s background, experience and skills will contribute to the diversity of the Board and such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perceptions about future issues and needs. Although Mr. Kazarian is not an Independent Director, the NGC firmly believes he should be nominated for re-election to our Board and continue to serve as Chair of the Board because his position as Principal Executive Officer of the Company and his extensive experience as a portfolio manager and closed-end fund director and investor (including his experience of service on our Board and as its Chair) well position him to continue to provide valuable advice and guidance to our Board.

The Committee considers candidates from any source deemed appropriate by the Committee, including: (i) the Company’s current directors; (ii) the Company’s officers; and (iii) the Company’s shareholders. The Committee will not consider self-

nominated candidates. The Committee may, but is not required to, retain a third-party search firm to identify potential candidates. Potential candidates may be subject to a background check, among other things.

The Committee will consider nominees recommended by shareholders based on the same criteria used to assess and evaluate candidates recommended by other sources. Shareholders may send resumes of recommended persons to the Chair — Nominating and Governance Committee, ASA Gold and Precious Metals Limited, 190 Middle Street, Suite 301, Portland, Maine 04101. The shareholder recommendation must be received no later than July 12, 2027 to be considered for the 2027 Annual General Meeting of Shareholders. The shareholder recommendation must be accompanied by all information relating to such candidate that is required to be disclosed in solicitations of proxies for the election of directors. The recommendation must also include information sufficient for the Committee to determine whether the candidate could serve as an Independent Director. In addition, the shareholder recommendation must be accompanied by the written consent of the candidate to stand for election if nominated by the Board and to serve if elected by the shareholders.

DIRECTOR ATTENDANCE AT MEETINGS

During the fiscal year ended November 30, 2025, there were twelve formal meetings of the Board, ten meetings of the Nominating and Governance Committee, ten meetings of the Audit and Ethics Committee, and no meetings of the Special Committee. The Investment Committee was established in June 2026. Each director attended at least 75% of the total number of meetings of the Board and at least 75% of all committee meetings on which he/she served.

Although the Company does not have a policy on director attendance at the Annual General Meetings of Shareholders, directors are encouraged to attend.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ELECTION OF EACH OF THE NOMINEES USING THE ENCLOSED BLUE PROXY CARD.

PROPOSAL 5:

RATIFICATION AND APPROVAL OF THE APPOINTMENT OF THE INDEPENDENT

AUDITORS AND AUTHORIZATION OF THE AUDIT AND ETHICS COMMITTEE OF THE

BOARD TO SET THE AUDITORS’ REMUNERATION

In accordance with Section 89 of the Companies Act 1981 of Bermuda (the “Companies Act”), the Company’s shareholders have the authority to appoint the Company’s independent auditors and to authorize the Audit and Ethics Committee of the Board of Directors (the “Audit Committee”) to set the auditors’ remuneration. The Companies Act dictates that the independent auditor will hold office until the close of the next Annual General Meeting. Additionally, the Companies Act provides that the Board may set the remuneration of an independent auditor approved by the shareholders of the Company if the shareholders authorize them to do so. The Audit Committee has nominated Tait, Weller & Baker LLP (“TWB”),

Philadelphia, PA, an independent registered public accounting firm, to serve as the Company’s independent auditors to audit the accounts of the Company for the fiscal year ending November 30, 2026. TWB served as independent auditors to the Company for the fiscal year ending November 30, 2025. The Board, including a majority of the Independent Directors, has ratified TWB’s nomination and has directed that TWB’s selection be submitted to the Company’s shareholders for ratification and approval of appointment and for authorization to set the remuneration of TWB.

In the opinion of the Audit Committee, the services provided by TWB are compatible with maintaining the independence of the Company’s independent registered public accounting firm. TWB has informed the Company that, in its professional judgment, it is not aware of any relationships between TWB and the Company that may reasonably be thought to influence its independence.

A representative of TWB is expected to be available at the virtual Meeting to respond to appropriate questions and will be given the opportunity to make a statement if he or she desires to do so.

Neither the Company nor anyone acting on its behalf consulted with TWB at any time prior to TWB’s initial selection by the Audit Committee with respect to the application of accounting principles to any transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s accounts.

Audit and Non-Audit Fees

Aggregate fees charged by TWB for professional services rendered to the Company for the fiscal years ended November 30, 2025 and November 30, 2024 are set forth below:

	Fiscal Year 2025	Fiscal Year 2024
Audit Fees	$30,000	$30,000
Audit-Related Fees	0	0
Tax Fees	5,000	5,000
All Other Fees	0	0
Total	$35,000	$35,000

Audit Fees include the aggregate fees billed for professional services rendered by TWB for the audit of the Company’s annual financial statements and review of the semi-annual financial statements and services rendered in connection with statutory or regulatory filings, including the annual and semi-annual reports.

Audit-Related Fees include the aggregate fees billed for assurance and related services by TWB that are reasonably related to the performance of the audit or review of the financial statements.

Tax Fees include the aggregate fees billed for professional services rendered by TWB in connection with tax compliance, tax advice and tax planning. The amounts for 2025 and 2024 include fees billed for U.S. tax advisory services.

All Other Fees include the aggregate non-audit fees not disclosed above that were billed for projects and services provided by TWB.

The aggregate fees charged by TWB for non-audit services rendered to the Company for each of the fiscal years ended November 30, 2025 and November 30, 2024 were $5,000, as noted above, for Tax Fees.

Policy on Audit and Ethics Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

The Audit Committee of the Company has the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. During the fiscal year ended November 30, 2025, there were no services included in Audit-Related Fees, Tax Fees and All Other Fees that were approved by the Audit Committee pursuant to the de minimis exception provided in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. Any individual project that does not exceed $25,000 may be pre-approved by the Chair of the Audit Committee. Any such pre-approval by the Chair of the Audit Committee must be presented to the full Audit Committee at its next scheduled meeting. Any proposed services exceeding that cost level require specific pre-approval by the Audit Committee. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Audit Committee, provided the Audit Committee is informed of each such service. The Audit Committee has not established such policies and procedures.

Required Vote: The ratification and approval of the appointment of the Company’s independent auditors and the authorization for the Audit Committee to set the auditors’ remuneration requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and Broker Non-Votes will have no effect on the vote for this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 5 USING THE ENCLOSED BLUE PROXY CARD.

PRESENTATION OF FINANCIAL STATEMENTS

In accordance with Section 84 of the Companies Act, the Company’s audited financial statements for the fiscal year ended November 30, 2025 will be made available at the Annual Meeting. There is no requirement under Bermuda law that such statements be approved by the shareholders, and no such approval will be sought at the Annual Meeting.

ADDITIONAL INFORMATION

The principal executive office of the Company is located at ASA Gold and Precious Metals Limited, 190 Middle Street, Suite 301, Portland, Maine 04101. SS&C Fund Services, located at 4 Times Square, 6th Floor, New York, New York 10036, provides fund accounting and administration services to the Company.

SHAREHOLDER PROPOSALS

In order for a shareholder proposal to be included in the Company’s proxy statement and BLUE proxy card for the 2027 Annual General Meeting pursuant to Rule 14a-8 of the Exchange Act, the proposal must be received no later than July 12, 2027. The timely submission of a proposal does not guarantee its inclusion in the Company’s proxy materials. If a shareholder wishes to present a proposal or nomination of a person as a director pursuant to a resolution to be considered at the 2027 Annual General Meeting without inclusion of such proposal or nomination in the Company’s proxy statement and BLUE proxy card pursuant to Rule 14a-8 of the Exchange Act, the notice of such proposal or nomination must be received no later than six weeks before the date of the 2027 Annual General Meeting (which would be October 19, 2027, assuming that the 2027 Annual General Meeting is held on the same date as the 2026 Annual General Meeting).

Bermuda law provides that only registered shareholders holding not less than 5% of the total voting rights in the Company or 100 registered shareholders together may require that a proposal be submitted to an annual general meeting. Generally, notice of such a proposal must be deposited at the registered office of the Company (ASA Gold and Precious Metals Limited, Vallis Building, 4th Floor, 58 Par-La-Ville Road, Hamilton HM11, Bermuda) no less than six weeks before the date of the meeting, unless the meeting is subsequently called for a date six weeks or less after the notice has been deposited.

OTHER MATTERS

The management of the Company knows of no other business that will be presented for consideration at the Annual Meeting. If, in his discretion, the Chair determines that other business has properly come before the Annual Meeting that requires a vote of the shareholders, the persons named as proxies will vote thereon in accordance with their best judgment.

November 9, 2026

APPENDIX A

FORM OF INVESTMENT MANAGEMENT AGREEMENT

Saba BDC, Inc.

This INVESTMENT MANAGEMENT AGREEMENT, dated as of __, 2026 (the “Agreement”), shall be effective as of the date shareholders approve this Agreement (the “Effective Date”) and is between Saba BDC, Inc. (the “Fund”), and Saba Capital Management, L.P., a limited partnership formed and existing under the laws of the State of Delaware (the “Manager”).

WHEREAS, the Fund is a closed-end management investment company that has elected or will elect to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), and is engaged in the business of supplying investment advice and investment management and certain other services, as an independent contractor; and

WHEREAS, the Fund desires to retain the Manager to render advice and services pursuant to the terms and provisions of this Agreement, and the Manager is willing to furnish said advice and services.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1. Employment of Manager. The Fund hereby employs the Manager and the Manager hereby accepts such employment, to render investment advice and investment management services with respect to the assets of the Fund (“Advisory Services”), and to provide or arrange for the provision of administrative services as the Manager may deem reasonably necessary from time to time for the ordinary operation of the Fund (“Administrative Services”), subject to the supervision and direction of the Board of Directors of the Fund (the “Board”).

The Manager shall, as part of its duties hereunder (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of its portfolio securities, including the taking of such other steps as may be necessary to implement such advice and recommendations, (ii) sourcing appropriate potential investment opportunities for the Fund that are consistent with the Fund’s stated investment program, (iii) furnish the Fund with customary reports, statements and other data on securities, economic conditions and other pertinent subjects which the parties agree, (iv) permit, with its written consent, its officers and employees to serve without compensation as Directors of the Fund if elected to such positions, (v) provide or offer to provide managerial assistance to portfolio companies of the Fund as and to the extent required by the 1940 Act, (vi) keep and preserve, in the manner and for the period required under the 1940 Act, any books and records relevant to the provision of its investment advisory services to the Fund, and (vii) in general superintend and manage the investments of the Fund (together, the “Services”), subject to the ultimate supervision and direction of the Board.

Subject to the approval of the Board, and to the extent permitted by law, the Manager is authorized to enter into sub-advisory agreements with other registered investment advisers to serve as investment sub-advisers to perform any of the Services, whether or not affiliated with the Manager (each, a “Sub-Adviser”). The Manager will continue to have responsibility for all services furnished pursuant to any sub-advisory agreement. The Fund and the Manager understand and agree that the Manager may manage the Fund with one or more Sub-Advisers, which contemplates that the Manager will, among other things: (i) continually evaluate the performance of any Sub-Adviser to the Fund; (ii) monitor and oversee the services performed by any Sub-Adviser; and (iii) periodically make recommendations to the Board regarding the results of its evaluation and monitoring functions. The Fund recognizes that, subject to the approval of the Board (if and to the extent required by law), a Sub-Adviser’s services may be terminated or modified by the Manager, and that the Manager may appoint a new Sub-Adviser for the Fund to the extent permitted by law.

2. Exclusivity. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent for the Fund. It is expressly understood and agreed that the Advisory Services to be rendered by the Manager to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be materially impaired thereby.

3. Commercially Reasonable Efforts. The Manager agrees to use its commercially reasonable efforts in the furnishing of such advice and recommendations to the Fund, in the preparation of reports and information, in the management of the Fund’s assets, and in the provision of Advisory Services, all pursuant to this Agreement, and for this purpose the Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine, in its reasonable judgement, to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager may desire and request.

4. Statements and Reports. The Fund will make available on a daily basis to the Manager detailed statements of the investments and assets of the Fund and information as to its investment objectives and needs and will make available to the Manager such financial reports, proxy statements, legal and other information relating to its investments as may be in the possession of the Fund or available to it and such other information as the Manager may reasonably request. The Manager may rely without independent investigation on information, valuations, reports, instructions and certifications supplied by the Fund, Board, officers and other third-party professionals.

5. Expenses.

a.

In consideration of the Base Management Fee and Incentive Fee, the Manager will provide the Fund with certain operational and managerial services. The Manager shall be responsible for the compensation of any investment advisory personnel that provide services to the Fund on behalf of the Manager pursuant to this Agreement, along with the allocable portion of the following “overhead expenses” (office space, rent and utilities, furniture and fixtures, computer equipment, stationery, secretarial/managerial services, salaries, entertainment expenses, employee insurance and payroll taxes) attributable to such investment advisory personnel.

b.

Other than the expenses expressly borne by the Manager pursuant to Section 5(a) above, the Fund shall be responsible for all of the expenses of its operations, including, without limitation, any sub-advisory fees pursuant to a sub-advisory agreement approved by the Board, the Fund’s investment-related expenses whether relating to investments that are consummated or unconsummated (e.g., brokerage commissions, due diligence costs, expenses relating to short sales, investment banking fees, sourcing or finder’s fees (which may include a base fee component and/or a performance compensation component), borrowing charges on securities sold short, custodial fees and expenses and nominee fees); bank service fees, clearing and settlement charges and interest expense; Base Management Fees and Incentive Fees; fees and expenses incidental to the purchase and sale of interests in, and the fees and expenses of, portfolio companies in which the Fund invests; interest payable on debt, if any, to finance the Fund’s investments; expenses relating to software tools, programs or other technology utilized in managing the Fund (including, without limitation, third-party software licensing, implementation, data management and recovery services and custom development costs); exchange listing fees, expenses relating to proxy contests, voting, tender offers and solicitation fees and expenses; trading platform and seat fees; research-related expenses, including, without limitation, news and quotation equipment and services; fees and expenses associated with independent audits and outside legal costs; fees for data and software providers; other expenses related to the purchase, sale or transmittal of investments; website creation and maintenance, fees for risk management systems and service providers; legal expenses; other professional fees (including, without limitation, expenses of consultants and experts); transfer agent and custodial fees; the costs of organizing and maintaining any subsidiaries; costs relating to swaps (and similar agreements); auditing and tax preparation expenses; accounting expenses; fees and expenses associated with marketing and investor relations efforts including proxy solicitations and shareholder meetings; costs of printing and mailing proxies, reports and/or notices; market data costs; administration expenses (including fees for the provision of middle-office and back-office services); directors’ and officers’ fees; Fund-related insurance expenses (including, without limitation, premium payments for fidelity bonds and Directors’ and Officers’ and Errors and Omissions insurance); compensation and expenses of the independent members of the Board of the Fund; organizational and offering-related expenses, including the preparation and filing of related registration statements under the Securities Act of 1933, as amended; filing and registration fees; corporate licensing fees, federal, state and local taxes and other governmental fees and expenses; all regulatory expenses (including, without limitation, fees and expenses incurred in connection with ongoing compliance obligations and the preparation and filing of regulatory filings, including those required under the 1940 Act and applicable federal and state securities laws); litigation-related and indemnification expenses; withholding and transfer fees; trademarks; other expenses related to the purchase, monitoring, structuring, sale, allocation, settlement, custody, valuation, appraisal or transmittal of assets; extraordinary expenses, including the costs of any third party pricing or valuation services; the allocable portion of the compensation and related overhead expenses attributable to any director, officer, partner or employee of the Manager or any affiliate thereof when and to the extent providing administrative services to the Fund; and other similar expenses and all other costs and expenses incurred in connection with the engagement of any third party service providers to provide Administrative Services or related services (including compliance, accounting, tax or operation services) to the Fund (including, but not limited to, the provision of officer positions of the Fund); or any other expenses and/or costs approved by the Board.

c.

To the extent the Manager incurs or bears any costs or expenses expressly borne by (or for the benefit of) the Fund pursuant to Section 5(b) above, the Fund shall promptly reimburse the Manager for such costs and expenses on no less frequently than a quarterly basis.

d.

If any of the expenses listed in Section 5(b) are incurred jointly for the account of the Fund and other funds and accounts which the Manager manages, advises, or controls (each, an "Other Account"), such expenses shall be allocated among the Fund and such Other Accounts pursuant to the Manager’s expense allocation policy, as amended from time to time.

6. Representations and Warranties.

a.

The Manager represents and warrants that it is duly registered and authorized as an investment adviser under the Advisers Act. The Manager agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

7. Delegation.

a.	The Manager may delegate the performance of certain Services to a Sub-Adviser to the extent permitted by applicable law, including the 1940 Act.

b.

Certain Administrative Services may be furnished by the directors, officers, partners or employees of the Manager or of affiliates of the Manager, or by any third-party service provider retained by the Fund to provide such Administrative Services in lieu of the Manager; provided, that any agreement pertaining to the provision of Administrative Services shall be subject to the approval of the Board.

c.	The Manager shall not be liable to the Fund for any service delegated to a third-party service provider by the Fund.

8. Compensation. The Fund agrees to pay to the Manager, and the Manager agrees to accept, as compensation for all Advisory Services furnished or provided to the Fund, a fee consisting of two components: a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”), each as hereinafter set forth. The Fund shall make any payments due hereunder to the Manager or to the Manager’s designee as the Manager may otherwise direct.

a.	Base Management Fee.

i.

For the first twelve (12) months following the Effective Date (the “Initial Period”), the Base Management Fee shall be equal to the lesser of (i) $2,000,000 (on an annualized basis) and (ii) an annualized rate of 0.50% (50 basis points) of the Fund’s net asset as of the beginning of the first calendar day of the applicable quarter (and calculated separately for each quarter), payable quarterly (and pro-rated for partial periods) in arrears in an amount equal to one-quarter of the annualized fee then in effect.

ii.

Following the Initial Period, the Base Management Fee is payable quarterly (and pro-rated for partial periods) in arrears at an annual rate of 1.50% of the value of the Fund’s gross assets (excluding cash and cash items) as of the beginning of the first calendar day of the applicable quarter.

iii.	For purposes of this Agreement, “net assets” and “gross assets” are determined on a consolidated basis in accordance with United States generally accepted accounting principles (“GAAP”). ; and

b.

Incentive Fee. The Incentive Fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on a percentage of the Fund’s income and a portion is based on a percentage of the Fund’s capital gains, each as described below.

i.

Incentive Fee Based on Pre-Incentive Fee Net Investment Income. The portion of the Incentive Fee based on the Fund’s income is based on “pre-incentive fee net investment income” (the “Income Fee”). “Pre-incentive fee net investment income” means, as the context requires, either the dollar value of or percentage rate of return on the value of the Fund’s net assets in accordance with GAAP at the end of the immediately preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, deal, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses accrued for the quarter (including the Base Management Fee, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee and any distribution or stockholder servicing fees).

Pre-incentive fee net investment income returns include, for investments with a deferred interest feature (such as market or original issue discount, debt investments with payment-in-kind interest, and zero-coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from pre-incentive fee net investment income returns.

Pre-incentive fee net investment income returns, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding quarter, is compared to a “hurdle rate” of return of 1.5% per quarter (6.0% annualized).

The Fund will pay the Manager the Income Fee quarterly in arrears with respect to the Fund’s pre-incentive fee net investment income in each calendar quarter (or a partial period upon termination or the liquidation of the Fund) as follows:

•

No Income Fee based on pre-incentive fee net investment income in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 1.5% per quarter (6.0% annualized);

•

100% of the dollar amount of the Fund’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to a rate of return of 1.8182% (7.2728% annualized). This portion of the pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 1.8182%) is referred to as the “catch-up”; and

•	17.5% of the dollar amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds a rate of return of 1.8182% (7.2728% annualized).

The fees that are payable under this Agreement will be appropriately prorated for any partial period and adjusted for any share issuances or repurchases during the relevant quarter.

ii.

Incentive Fee Based on Capital Gains. The second component of the Incentive Fee (the “Capital Gains Fee”), is payable at the end of each calendar year in arrears in an amount equal to 17.5% of cumulative realized capital gains from the Effective Date through the end of such fiscal year (or a partial period upon termination or the liquidation of the Fund), computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees, as calculated in accordance with GAAP subject to the stated Capital Gains Fee methodology identified below; provided that, in no event will the Capital Gains Fee payable pursuant to this Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof, and SEC staff interpretations thereunder.

For purposes of computing the Capital Gains Fee:

1.

the calculation methodology will look through derivative financial instruments or swaps as if the Fund owned the reference assets directly. Therefore, realized gains and realized losses on the disposition of any reference assets, as well as unrealized depreciation on reference assets retained in the derivative financial instrument or swap, will be included on a cumulative basis in the calculation of the Capital Gains Fee;

2.

the cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Fund’s portfolio when sold and (b) with respect to investments held in the portfolio prior to the Effective Date (“Legacy Investments”), the net asset value of such investment on the Effective Date and for all other portfolio investments, the accreted or amortized cost basis of such investment;

3.

the cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Fund’s portfolio when sold is less than (b) with respect to a Legacy Investment, the net asset value of such investment on the Effective Date, and for all other investments, the accreted or amortized cost basis of such investment; and

4.

the aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Fund’s portfolio as of the applicable capital gains incentive fee calculation date and (b) with respect to a Legacy Investment, the net asset value of such investment on the Effective Date, and for all other investments, the accreted or amortized cost basis of such investment.

Notwithstanding the foregoing, if the Fund is required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the Capital Gains Fee, the “accreted or amortized cost basis” of an investment shall be an amount (the “Contractual Cost Basis”) equal to (1) (x) the actual amount paid by the Fund for such investment plus (y) any amounts recorded in the Fund’s financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in the Fund’s financial statements, including payment-in-kind interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in the Fund’s financial statements as required by GAAP that are attributable to the amortization of such investment. For the avoidance of doubt, the Contractual Cost Basis as determined pursuant to the foregoing sentence may be higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition. In connection with the foregoing, in the event investments are purchased in a single transaction or series of related transactions for an aggregate purchase price without the Fund allocating such purchase price to specific investments, the Fund may assign a Contractual Cost Basis to a specific investment equal to such investment’s Pro Rata Share of such aggregate purchase price paid. “Pro Rata Share” means the resulting percentage determined using the amount at which a specific investment acquired in a single transaction or series of related transactions is recorded in the Fund’s financial statements at the time of acquisition according to GAAP divided by the total amount at which all investments acquired in the same transaction or series of related transactions are recorded in the Fund’s financial statements at the time of acquisition according to GAAP.

In addition, for purposes of calculating the Capital Gains Fee, in the event this Agreement is terminated by the Fund or otherwise expires, all investments shall be considered realized as of the effective date of such termination.

9. Prohibition on Short Positions. The Manager agrees that neither it nor any of its officers or employees shall take any short position in the capital stock of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers and directors or bona fide employees of the Manager or any Fund, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

10. Actions in Contravention of Organizational Documents. Nothing herein contained shall be deemed to require the Fund to take any action contrary to the governing documents of the Fund, or any applicable statute or regulation, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

11. Limitation of Liability of the Manager; Indemnification.

a.

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager (and its officers, managers, agents, employees, partners, controlling persons, members, and any other person or entity affiliated with the Manager) shall not be subject to liability to the Fund, the members of the Board or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering Advisory Services and any other services provided from time to time by the Manager or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund or for any losses that may be sustained as a result of providing the Advisory Services and the Administrative Services or as approved by the Board from time to time.

b.	No provision of this Agreement shall be construed to protect any director or officer of the Fund, or of the Manager, from liability in violation of Section 17(i) of the 1940 Act.

c.

The Fund shall indemnify the Manager (and its officers, managers, agents, employees, partners, controlling persons, members, and any other person or entity affiliated with the Manager and their respective successors, heirs and assigns) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, tax, costs, expenses or any other loss (including reasonable attorneys’ and expert fees and amounts reasonably paid in settlement) (collectively, “Losses”) sustained or incurred by the Indemnified Parties as a result, in connection with or by reason of (i) the breach by the Fund of any of its (x) representations or warranties (implied or otherwise) or (y) covenants or agreements, in each case, contained in this Agreement, (ii) claims by the Board, current or past services providers to the Fund or of any third party providing Services hereunder for any reason whatsoever against the Manager, (iii) the provision of the Services hereunder, (iv) any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon the performance of any of the Manager’s duties or obligations under this Agreement or otherwise as an investment adviser of the Fund; and (v) any and all claims by any third party arising out of or in connection with any of the foregoing; in each case, regardless of the theory of liability asserted and whether or not an Indemnified Party was advised of the possibility of such Losses. Notwithstanding the preceding sentence of this Section 11(c) to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Fund or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or by reason of the reckless disregard of the Manager’s duties and obligations under this Agreement. For the avoidance of doubt, the Fund’s obligations under this Section 11(c) shall not be subject to any set-off, counterclaim, reduction or limitation for any reason whatsoever.

d.

To the fullest extent permitted by applicable law, the Fund shall advance to each Indemnified Party all reasonable costs, fees and expenses (including reasonable attorneys’ fees and disbursements) incurred by such Indemnified Party in connection with any actual or threatened claim, action, suit, proceeding or investigation for which indemnification may be sought under Section 11(c) (each, a “Proceeding”), within fifteen (15) calendar days after receipt by the Fund of a written request therefor from such Indemnified Party. Such advancement shall be made without regard to the Indemnified Party’s ability to repay, without regard to the ultimate outcome of the Proceeding, and without requiring any preliminary determination of the Indemnified Party’s entitlement to indemnification. As a condition to advancement, the Fund may require the Indemnified Party to deliver a written undertaking (which shall be unsecured and interest-free) to repay such advanced amounts solely to the extent it is ultimately determined by a final, non-appealable judgment of a court of competent jurisdiction that such Indemnified Party is not entitled to indemnification under Section 11(c). The right to advancement of expenses under this Section 11(d) shall not be subject to any set-off, counterclaim or reduction and shall inure to the benefit of the heirs, executors and administrators of each Indemnified Party.

e.

Notwithstanding anything to the contrary in this Agreement, (i) in no event shall the Manager be liable to the Fund for any indirect, incidental, special, punitive, exemplary or consequential damages of any kind, including lost profits, loss of business, loss of revenue, loss of goodwill, loss of data or loss of anticipated savings, even if the Manager has been advised of the possibility of such damages; and (ii) the Manager shall have no liability whatsoever for any Losses arising out of or in connection with the Fund’s own acts, omissions, breach of this Agreement, breach of applicable law or the acts or omissions of any third party. Nothing in this Section 11(e) shall limit the Fund’s indemnification or advancement obligations under Sections 11(c) and 11(d).

f.

The indemnification obligations of the Fund under Section 11(c), the advancement obligations of the Fund under Section 11(d), and the limitation of liability provisions of Section 11(e) shall each survive the termination or expiration of this Agreement indefinitely and shall continue in full force and effect with respect to any Losses or Proceedings arising out of or relating to acts, omissions, events or circumstances occurring prior to or after such termination or expiration that are otherwise covered by such provisions. For the avoidance of doubt, the Fund’s indemnification and advancement obligations shall apply to any claim, action, suit, or proceeding first asserted or commenced after the termination or expiration of this Agreement to the extent such claim, action, suit, or proceeding arises out of or relates to the provision of the Services during the term of this Agreement.

12. Terms and Continuation. This Agreement shall become effective subject to the condition that the Board, including a majority of those Directors who are not parties to this Agreement or interested persons (as defined under the 1940 Act) of either the Fund or the Manager, and a majority of the outstanding voting securities of the Fund, shall have approved this Agreement. Unless terminated as provided herein, the Agreement shall continue in full force and effect for two years following the Effective Date, and shall continue from year to year thereafter so long as such continuation is approved at least annually by either (i) the Board, including a majority of those Directors who are not parties to this Agreement or interested persons (as defined under the 1940 Act) of either the Fund or the Manager, or (ii) the affirmative vote of a majority of the outstanding voting securities of the Fund.

13. The services of the Manager to the Fund are not, and shall not be, exclusive. The Manager may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Fund; provided that its services to the Fund hereunder are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Manager to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the portfolio companies of the Fund, subject at all times to applicable law). So long as this Agreement or any extension, renewal or amendment hereof remains in effect, the Manager shall be the only investment adviser for the Fund, subject to the Manager’s right to enter into sub-advisory agreements. The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Fund are or may become interested in the Manager and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Manager and directors, officers, employees, partners, stockholders, members and managers of the Manager and its affiliates are or may become similarly interested in the Fund as stockholders or otherwise. Subject to any restrictions prescribed by law, by the provisions of the Code of Ethics of the Fund and the Manager and by the Manager’s Allocation Policy (as amended from time to time), the Manager and its members, officers, employees and agents shall be free from time to time to acquire, possess, manage and dispose of securities or other investment assets for their own accounts, for the accounts of their family members, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they may provide investment advisory, brokerage or other services (collectively, “Managed Accounts”), in transactions that may or may not correspond with transactions effected or positions held by the Fund or to give advice and take action with respect to Managed Accounts that differs from advice given to, or action taken on behalf of, the Fund; provided that the Manager allocates investment opportunities to the Fund, over a period of time on a fair and equitable basis compared to investment opportunities extended to other Managed Accounts. The Manager is not, and shall not be, obligated to initiate the purchase or sale for the Fund of any security that the Manager and its members, officers, employees or agents may purchase or sell for its or their own accounts or for the account of any other client if, in the opinion of the Manager, such transaction or investment appears unsuitable or undesirable for the Fund. Moreover, it is understood that when the Manager determines that it would be appropriate for the Fund and one or more Managed Accounts to participate in the same investment opportunity, the Manager shall seek to execute orders for the Fund and for such Managed Account(s) on a basis that the Manager considers to be fair and equitable over time. In such situations, the Manager may (but is not required to) place orders for the Fund and each Managed Account simultaneously or on an aggregated basis. If all such orders are not filled at the same price, the Manager may cause the Fund and each Managed Account to pay or receive the average of the prices at which the orders were filled for the Fund and all relevant Managed Accounts on each applicable day. If all such orders cannot be fully executed under prevailing market conditions, the Manager may allocate the investment opportunities among participating accounts in a manner that the Manager considers equitable and pursuant to its investment allocation policy.

14. Termination.

a.

This Agreement may be terminated at any time, without payment of any penalty, by the Board or by the affirmative vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days written notice to the Manager, and by the Manager upon sixty (60) days written notice to the Fund.

b.	This Agreement shall terminate automatically in the event of its assignment, as defined in the 1940 Act.

c.	The provisions of Section 11 of this Agreement shall remain in full force and effect, and the Manager shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement.

15. Use of Name. It is understood that the name “Saba Capital Management, L.P.” or any trademark, trade name, service mark, or logo, or any variation of such trademark, service mark, or logo of the Manager or its affiliates, including but not limited to the mark “Saba®” (collectively, the “Saba Marks”) is the valuable property of the Manager and its affiliates, and that the Fund has the right to use such Saba Marks only so long as this Agreement or any subsequent agreement with the Manager in replacement of this Agreement shall continue with respect to such Fund. Upon termination of this Agreement without its replacement by a subsequent agreement, the Fund shall, as soon as is reasonably possible, discontinue all use of the Saba Marks and shall promptly amend its governing documents to change its name (if such Saba Marks are included therein).

16. Applicable Law.

a.	If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

b.	The term “majority of the outstanding voting securities” of the Fund shall have the meaning as set forth in the 1940 Act.

c.

This Agreement shall be governed by the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law principles thereof, to the extent such principles would require or permit the application of the laws of another jurisdiction; provided, that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, as amended, or any rules or orders of the SEC thereunder.

17. Excess Brokerage Commissions. The Manager is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Fund to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund’s portfolio, and constitutes the best net results for the Fund.

18. Amendment of Agreement. This Agreement may be amended only by written agreement of the Manager and the Fund and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

19. Survival. Sections 5, 11, 14, 16, 18, and 19 shall survive the termination of this agreement.

20. Proxy Voting. The Manager shall be responsible for voting any proxies solicited by an issuer of securities held by the Fund in the best interest of the Fund and in accordance with the Manager’s proxy voting policies and procedures, as any such proxy voting policies and procedures may be amended from time to time. The Manager’s proxy voting policies and procedures, and any amendment thereto will be subject to the Board’s approval. The Fund has been provided with a copy of the Manager’s proxy voting policies and procedures and has been informed as to how it can obtain further information from the Manager regarding proxy voting activities undertaken on behalf of the Fund. In accordance with its provision of managerial services to the Fund hereunder, the Manager shall be responsible for reporting the Fund’s proxy voting activities, as required, through periodic filings on Form N-PX or any successor form thereto.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first written above.

Saba BDC, Inc.

By:
Name:
Title:

SABA CAPITAL MANAGEMENT, L.P.

By:
Name:
Title:

APPENDIX B

ASA GOLD AND PRECIOUS METALS LIMITED

AUDIT AND ETHICS COMMITTEE REPORT

The Audit and Ethics Committee (the “Committee”) of the Board of Directors (the “Board”) of ASA Gold and Precious Metals Limited (the “Company”) was created to assist the Board in its oversight of matters relating to accounting and financial reporting, internal control over financial reporting, the integrity, quality and objectivity of the Company’s financial statements and the independent audit thereof, the Company’s independent auditors, and certain legal and regulatory compliance. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit. The independent auditors report directly to the Committee and are ultimately accountable to the Board and the Committee. It is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. In carrying out its responsibilities, the members of the Committee are entitled to rely, in good faith, on: (i) the integrity of those persons and organizations inside and outside the Company from which the Committee receives information; and (ii) the accuracy of the financial and other information provided and representations made to the Committee by such persons or organizations.

In addition, the Board and the Committee have reviewed and discussed the Company’s audited financial statements with management and with Tait, Weller & Baker, LLP (“TWB”), the Company’s independent auditors. The Committee has discussed with TWB the matters required to be addressed pursuant to the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”), including those covered by Auditing Standard No. 1301, and have received the written disclosures and the letter from TWB required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Committee concerning independence. The Committee has discussed with TWB its independence.

Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Committee set forth in the Audit and Ethics Committee Charter, the Committee, as then constituted, recommended to the Board that the audited financial statements be included in the Company’s Annual Report for the fiscal year ended November 30, 2025.

This report has been approved by all of the members of the Committee (whose names are listed below), each of whom has been determined to be independent as defined in the New York Stock Exchange’s listing standards.

October 7, 2026

Karen Caldwell (Chair)

Maryann Bruce

Ketu Desai

APPENDIX C

ASA Gold and Precious Metals Limited

Investment Management Policies and Procedures

The following are ASA Gold and Precious Metals Limited’s (the “Company”) investment policies as set forth in (i) its registration statement on Form N-2, as those policies in (a)(1) through (15) below were revised at the Special General Meeting of Shareholders convened on June 9, 2005 and the Annual General Meeting of Shareholders held on March 11, 2010, and (ii) the Company’s procedures in regard to those policies.

Investment Policies

(a) Fundamental Policies. The following are fundamental investment policies of the Company:

(1)

Issuance of Senior Securities. It is the policy of the Company not to issue any class of senior securities (debt obligations or preferred stock), except that the Company may issue senior securities representing indebtedness payable in money of any currency, in any amount and on any terms that the Board of Directors may deem advisable, provided that no senior securities shall:

(a)

result in the Company’s total indebtedness for borrowed money immediately after such issue having an asset coverage of less than 300 per cent (securities listed on the JSE Securities Exchange South Africa (“JSE”) to be valued for this purpose at their then current market value on such exchange), or

(b)	be secured by the pledge, mortgage or hypothecation of any of the Company’s assets.

(2)

Short Sales, Purchases on Margin and Put and Call Options. It is the policy of the Company not to purchase any securities on margin or sell any securities short. In 2011, the Company adopted an Options Policy as follows:

(a)	The Company may write covered call options and purchase call and put options, subject to certain aggregate limitations.

Options Policy

1.	The Company may write covered call options on securities in its portfolio to generate income through the receipt of premiums and potentially provide downside protection.

2.	The Company may purchase put options on securities in its portfolio to protect against a decline in the underlying market value of securities.

3.	The Company may purchase put and call options to gain exposure to securities that it ultimately may want to buy.

4.

The Company may purchase puts and calls on Exchange Traded Products, Exchange Traded Funds and similar products (collectively, “ETPs”) for gold and other precious metals, or in spot gold to the extent that the Company is able to settle trades in these products under its Exemptive Order. Such options on ETPs shall be traded on a securities or commodities exchange or are quoted by major recognized dealers in such options. Such purchases would be for the purpose of protecting against declines in the dollar value of gold and other precious metals and against increases in the dollar cost of gold and other precious metals to be acquired.

5.

The Company will not write covered options if, immediately after such sale, the aggregate value of securities or obligations underlying all written covered options would exceed 10% of the Company’s total assets.

6.	The Company will not purchase options if, immediately after such purchase, the aggregate premiums paid for outstanding options would exceed 5% of the Company’s total assets.

(3)

The Borrowing of Money. It is the policy of the Company that the Company may borrow money of any currency, in any amount and on any terms that the Board of Directors may deem advisable, provided that no such borrowing shall:

(a)

result in the Company’s total indebtedness for borrowed money immediately after such borrowing having an asset coverage of less than 300 per centum (securities listed on the JSE to be valued for this purpose at their then current market value on such exchange), or

(b)	be secured by the pledge, mortgage or hypothecation of any of the Company’s assets.

(4)

The Underwriting of Securities of Other Issuers. It is the policy of the Company not to make any commitment in respect of any underwriting of securities, or in any participation in any such underwriting, which could or would, through joint obligations or by reason of defaults on the part of other participants, involve the assets of the Company to an extent over and above prescribed and specific amounts intended or permitted to be acquired as an addition to portfolio holdings. Furthermore, the Company may not participate as an underwriter of securities in any underwriting which could result in the Company holding securities or amounts of securities not permitted by its investment restrictions.

(5)

The Concentration of Investments in a Particular Industry or Group of Industries. It is a fundamental policy of the Company that at least 80% of its total assets be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion. Compliance with the percentage limitation relating to the concentration of the Company’s investments will be measured at the time of investment.

If investment opportunities deemed by the Company to be attractive are not available in the types of securities referred to in the preceding paragraph, the Company may deviate from the investment policy outlined in the preceding paragraph and make temporary investments of unlimited amounts in securities issued by the U.S. Government, its agencies or instrumentalities or other high quality money market instruments, including, without limitation, bank certificates of deposit, bankers’ acceptances, bank time deposits, notes and commercial paper.

(6)

The Purchase or Sale of Real Estate and Real Estate Mortgage Loans. (As interpreted following approval by shareholders - at the Special General Meeting convened on June 9, 2005 – of revisions to the Company’s investment policies to eliminate limitations on investments outside of South Africa.)

It is the policy of the Company not to purchase or sell real estate except (a) to the extent necessary to provide it with an office for the transaction of its business and (b) that the Company may invest up to 20% of the value of its total assets in common shares or securities convertible into common shares of companies primarily engaged in the holding or development of real estate. The Company may not pledge, mortgage or hypothecate any of its assets.

(7)

The Purchase or Sale of Commodities or Commodity Contracts. It is the policy of the Company not to purchase or sell commodities or commodities contracts, except that the Company may hold assets in the form of gold, silver, platinum or other precious minerals bullion or certificates of deposit therefor. The Company does not intend to deal in bullion.

(8)	The Making of Loans. It is the policy of the Company not to lend its funds or other assets to any person, other than through the purchase, in accordance with its investment policies, of securities.

(9)

Investment in Securities of Other Investment Companies. It is the policy of the Company that the Company may purchase securities issued by another investment company otherwise than in the open market, but only within the limitations imposed by the Investment Company Act of 1940 (the “1940 Act”). (See Limitations on Investments in Investment Companies below.)

(10)

Investments of Cash. It is the policy of the Company to invest its cash in U.S. Treasury bills, repurchase agreements and other high grade money market instruments including, without limitation, bank certificates of deposit, bankers’ acceptances, bank time deposits, notes and commercial paper. The Company may also invest its funds in South African rand-denominated accounts, which may be interest bearing, with an Eligible Foreign Custodian or an overseas branch of a Qualified U.S. Bank (as such terms are defined in the 1940 Act) located in South Africa.

(11)

Purchases of Securities of New Issuers. It is the policy of the Company not to purchase the securities of any issuers which have a record of less than three years’ continuous operation (such period to include the period of operation of any predecessor, if the issuer whose securities are proposed as an investment has come into existence as a result of a merger, consolidation, reorganization or the purchase of substantially all of the assets of such predecessor) if such purchase at the time thereof would cause more than 10% of the value of the Company’s total assets to be invested in the securities of such issuers.

(12)

Purchase of Securities Issued by Brokers, Dealers, Underwriters, Investment Advisers, Insurance Companies. It is the policy of the Company not to purchase or otherwise acquire any securities issued by brokers, dealers, underwriters, investment advisers or insurance companies except (i) securities of an investment advisory subsidiary organized by the Company, and (ii), within the limitations imposed by the 1940 Act, any securities issued by insurance companies.

(13)

Purchase of Securities of Certain Related Entities. It is the policy of the Company not to purchase or hold securities of any issuer any of whose officers, directors, trustees or security holders are also officers or directors of the Company if any one or more of such persons own beneficially more than ½ of 1% of the securities of that issuer and the persons owning more than ½ of 1% of such securities together own beneficially more than 5% of the securities of such securities of such issuer.

(14)	Pledge or Mortgage of Asset. It is the policy of the Company not to pledge, mortgage or hypothecate any of its assets.

(15)

Participation in Trading Account. It is the policy of the Company not to participate on a joint, or a joint and several, basis in any trading account in securities, except in connection with an underwriting in which the Company is a participant.

The investment policies set forth in (1) through (15) above may not be changed without shareholder action.

(b) Other Policies. The following are significant (non-fundamental) policies which may be changed without shareholder action:

1.

The Percentage of its Assets which the Company may Invest in the Securities of any one Issuer. The Company shall not purchase a security if, at the time of purchase, more than 20% of the value of its total assets would be invested in securities of the issuer of such security.

2.

Investing for Control of Management. It is the policy of the Company not to invest in companies for the purpose of exercising control of management except that the Company may purchase or otherwise acquire securities of an investment advisory subsidiary organized by the Company.

3.

Policy with respect to Portfolio Turnover. The Company will typically invest long-term, but portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Investment Committee, investment considerations warrant such action.

Limitations on Investments in Investment Companies

The 1940 Act places restrictions on the Company’s ability to acquire securities issued by other investment companies. In general, the Company may not purchase or otherwise acquire any security issued by another investment company if the Company immediately after such purchase or acquisition would own in the aggregate:

•	more than 3% of the total outstanding voting stock of the other investment company;

•	securities issued by the other investment company having an aggregate value in excess of 5% of the value of the total assets of the Company; or

•	securities issued by the other investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Company.

The foregoing limitations do not apply if immediately after such purchase or acquisition not more than 3% of the total outstanding stock of the other investment company is owned by the Company and all affiliated persons of the Company (and the Company has not offered or sold after January 1, 1971 and is not proposing to offer or sell any security issued by it at a public offering price which includes a sales load of more than 1 1/2%). The Company also would be restricted in the manner in which it voted proxies with respect to the security acquired.

Limitations on Investments in Insurance Companies

The 1940 Act generally limits the investment by the Company in an insurance company to not more than 10% of the total outstanding voting stock of such insurance company.

Procedures for Complying with Investment Policies and Limitations

The Board of Directors of the Company (the “Board”) has established an Investment Committee be responsible for the management and oversight of the Company’s investment portfolio until such time that an external investment manager is retained by the Company. the Board has engaged Saba Capital Management, L.P. (“Saba”) to provide certain administrative, valuation, compliance and trade execution support services to the Company. The Investment Committee may rely on Saba to conduct some of the duties and functions described in these Procedures on behalf of the Investment Committee.

The Investment Committee is responsible for the day-to-day management of the Company’s portfolio. The Investment Committee is authorized to invest the assets of the Company in such manner as it deems to be in the best interests of the Company and its shareholders, provided that such investments are in accordance with the Company’s investment policies and the limitations imposed by the 1940 Act. Investment decisions are made by the Investment Committee. Purchase or sale orders are placed with broker-dealers by the Investment Committee.

Prior to authorizing an investment transaction, the Investment Committee shall determine that the investment would be in accordance with the Company’s investment policies, the limitations imposed by the 1940 Act, and the Company’s Rule 17a-7, 17e-1 and 10f-3 Policies and Procedures. In making those determinations, the Investment Committee will consult with the Chief Compliance Officer (the “CCO”), outside legal counsel and others, as the Investment Committee determines necessary. To enable the Investment Committee to make that determination the following records shall be maintained:

•

Schedule of Investments. In connection with the daily computation of the Company’s net asset value, the Company’s fund accountants shall prepare a schedule of investments showing for each security owned by the Company the:

o	name of the issuer,

o	type of security,

o	number of shares or principal amount,

o	current value,

o	value as a percent of net assets,

o	nature of the industry in which the issuer operates.

•

Record of Certain Related Entities. The CCO shall maintain a record, updated quarterly, of affiliated persons of the Company’s officers and directors, and public companies the securities of which any officer or director owns more than ½ of 1%.

Rule 17a-7 Rules and Procedures

Prior to making a commitment to purchase securities from or sell securities to another investment company or account managed by the Investment Committee, the Investment Committee shall ensure that the Company’s Rule 17a-7 Policies and Procedures are complied with.

Rule 17e-1 Rules and Procedures

Prior to engaging an affiliated broker to effect securities transactions on behalf of the Company, the Investment Committee shall ensure that the Company’s Rule 17e-1 Policies and Procedures are complied with.

Rule 10f-3 Rules and Procedures

Prior to making a commitment to purchase securities in an underwritten offering, the Investment Committee shall determine whether an officer, director or employee of the Company is a principal underwriter in the underwriting or selling syndicate and, if so, shall ensure that the Company’s Rule 10f-3 Policies and Procedures are complied with.

Custody Limitations – Conditions of SEC Exemptive Order

The exemptive order (as amended) of the SEC pursuant to Section 7(d) of the 1940 Act permitting the Company to register with the SEC as an investment company (“SEC Exemptive Order”) was granted subject to various conditions, including those outlined below regarding the settlement of transactions in and custody of the Company’s assets. The exemptive order was amended on May 22, 2013 to:

1)	Permit the Company to make changes to its custodial arrangements without prior Commission approval;

2)	Permit the Company to hold assets and conduct certain securities transactions in specified foreign countries; and

3)	Permit the Company and certain other persons to designate CT Corporation System in the U.S. to accept service of process.

Condition 22. The Company will settle its purchases and sales of portfolio securities in the U.S. by use of the mails or means of interstate commerce, except for: (a) purchases and sales on an “established securities exchange” (defined as a national securities exchange as defined in section 2(a)(26) of the 1940 Act, the JSE Securities Exchange (“JSE”) , the Hong

Kong Stock Exchange (“HKSE”), the London Stock Exchange (“LSE”), the Tokyo Stock Exchange, the Toronto Stock Exchange (“TSE”), the Australian Stock Exchange (“ASE”) and the SIX Swiss Exchange (collectively the “Established Exchanges”) and (b) purchases and sales, through the Company’s custodian or the custodian’s agent, in South African of South African Treasury Bills from or to the South African Treasury, South African Reserve Bank securities, or CSD-eligible securities. Assets purchased on the JSE, the HKSE, the LSE, the TSE and the ASX will be maintained as provided for in condition 25 below. Assets purchased on the Tokyo Stock Exchange and the SIX Swiss Exchange will be maintained in the United States with ASA’s custodian, unless prohibited by law or regulation or financially impracticable as provided in condition 26 below.

Condition 24. Contracts of the Company, other than those executed on an Established Exchange which do not involve affiliated persons, will provide that

(a)

the contracts, irrespective of the place of their execution or performance, will be performed in accordance with the requirements of the 1940 Act, the Securities Act of 1933, and the Securities Exchange Act of 1934, as amended, if the subject matter of the contracts is within the purview of these acts: and

(b)	(b) in effecting the purchase or sale of assets, the parties to the contracts will utilize the U.S. mails or means of interstate commerce.

Condition 25. The Company will keep at least 20% of its assets in the U.S. in the custody of a U.S. Bank (“20% Requirement”). The Company’s remaining assets (which may include U.S. dollars invested in time deposits and bank certificates of deposit) will be kept in the custody of (a) an eligible foreign custodian, as defined in rule 17f-5 under the 1940 Act, in South Africa, Hong Kong, the United Kingdom, Canada, or Australia.

Condition 26. If removal of securities purchased on the Tokyo Stock Exchange and the SIX Swiss Exchange becomes either prohibited by law or regulation or financially impracticable, up to 5% of the Company’s assets may be held by an eligible foreign custodian or overseas branch of the Company’s custodian in each of Japan and Switzerland.

Investing in Foreign Issuers

The Investment Committee may invest in foreign issuers as part of its investment strategy on behalf of the Company. When the Investment Committee invests in foreign issuers, it shall be cognizant of and monitor any reporting thresholds or ownership limitations on investments in such foreign issuers issued and outstanding shares as prescribed by securities laws of the issuers domicile. The Investment Committee shall inform the CCO, the Company’s Administrator (currently SS&C Fund Services, LLC), and Saba of any filing, compliance or payment obligations in the jurisdiction associated with any such ownership positions. The Investment Committee shall inform the CCO, the Administrator, and Saba if the Company has reached or exceeded an ownership limitation or threshold with regards to any investment on behalf of the Company in sufficient time for the Administrator to make any filings required for exceeding any reporting thresholds in such foreign issuers. The Investment Committee shall execute documents, provide information or otherwise assist the Administrator to the extent necessary to ensure any filings or payments are timely made.

SECTION III: General Information

ANNUAL GENERAL MEETING OF ASA GOLD AND PRECIOUS METALS LIMITED

Date, Time and Place of Annual General Meeting

The Company’s Annual General Meeting of Shareholders (the “Annual Meeting”) will be held at https://www.virtualmeetingportal.com/asa/2026 on December 11, 2026 at 9:00 a.m., Eastern Time.

Voting and Revocation of Proxies

Proxies solicited by the Board of the Company will be voted in accordance with the direction given using the BLUE proxy card. If any other matters are properly brought before the Annual Meeting as to which proxies confer discretionary authority, the persons named in the proxy will vote the shares represented thereby on such matters as determined by the Board. The proxies solicited by the Board confer discretionary authority on the persons named therein to vote with respect to matters incident to the conduct of the Annual Meeting and with respect to any other matter presented at the Annual Meeting if notice of such matter has not been delivered to us within a reasonable time before the date of this Proxy Statement/Prospectus. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name that have been designated by brokers on proxy cards as not voted (“broker non-votes”) will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present. For more information on the potential effects of the Dissident Shareholder initiating a proxy contest, see “Questions and Answers About the Proposals For the Annual General Meeting Of Shareholders—General Procedural Matters—How do I vote my shares?”

If you vote, or have already voted, using the WHITE proxy card, you have every right to change your vote by completing, signing and returning the BLUE proxy card or by voting by telephone or over the Internet pursuant to the instructions provided on such BLUE proxy card. Only the latest-dated proxy you submit will be counted. A vote on the WHITE proxy card, even a vote FOR any proposal, will result in the revocation of any previous vote you may have cast on the Company’s BLUE proxy card. If you wish to vote pursuant to the recommendation of the Board, you should disregard any proxy card that you receive, including any WHITE proxy cards received from the Dissident Shareholder, other than the BLUE proxy card.

How Do You Exercise Your Rights to Vote on the Proposals?

You may vote using any of the following methods:

•

By Mail – Shareholders of record may submit proxies by completing, signing and dating each BLUE proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy. If you return your signed proxy but do not indicate your voting preferences, your shares will be voted on your behalf “FOR” each of the proposals listed on the proxy. Shareholders who hold shares beneficially in street name may provide voting instructions by mail by completing, signing and dating the voting instruction forms provided by their brokers, banks or other nominees.

•

By Telephone – Shareholders of record may submit proxies by following the telephone voting instructions on each BLUE proxy card. Most shareholders who hold shares beneficially in street name may provide voting instructions by telephone by calling the number specified on the voting instruction form provided by their brokers, banks or nominees. Please check the voting instruction form for telephone voting availability. Please be aware that if you submit voting instructions by telephone, you may incur costs such as telephone access charges for which you will be responsible. The telephone voting facilities will close at 11:59 p.m., Eastern Time, the day before the Annual Meeting date.

•

By Internet – Shareholders of record with internet access may submit proxies by following the internet voting instructions on their BLUE proxy cards. Most shareholders who hold shares beneficially in street name may provide voting instructions by accessing the website specified on the voting instruction form provided by their brokers, banks or nominees. Please check the voting instruction form for internet voting availability. Please be aware that if you vote over the internet, you may incur costs such as internet access charges for which you will be responsible. The internet voting facilities will close at 11:59 p.m., Eastern Time, the day before the Annual Meeting date.

•

At the Virtual Annual Meeting – Shares held in your name as the shareholder of record may be voted during the virtual Annual Meeting by following the instructions on the virtual meeting platform at https://www.virtualmeetingportal.com/asa/2026. Shares held beneficially in street name may be voted during the virtual Annual Meeting only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or the internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

Shareholders who execute the enclosed BLUE proxy card retain the right to revoke such proxies at any time prior to voting. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked at any time prior to exercise by written notice to our Secretary or by the filing of a properly executed, later-dated proxy. A proxy will not be voted if a shareholder attends the virtual Annual Meeting and votes during the virtual Annual Meeting. The presence of a shareholder at the Annual Meeting alone will not revoke such shareholder’s proxy.

Voting Securities

The securities which can be voted at the Annual Meeting consist of the issued and outstanding shares of the Company. Shareholders of record as of October 21, 2026 (the “Record Date”) are entitled to one vote for each share then held on all matters. As of the Record Date, 18,216,943 Shares were issued and outstanding. The presence, in person or by proxy, of at least one-third of the Company’s outstanding common shares entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

Persons and groups owning in excess of 5% of the shares are required to file certain reports regarding such ownership with the SEC pursuant to the Exchange Act.

Required Vote

The matter described in “Proposal 1 – Approval of the New Management Agreement between the Company and Saba Capital Management, L.P.” requires the affirmative vote of a 1940 Act Majority of shares entitled to vote at the Annual Meeting. Abstentions and Broker Non-Votes will have the effect of a vote against this proposal.

The matter described in “Proposal 2 – Approval of the Elimination of the Company’s Fundamental Investment Policy Relating to Investments in the Gold and Precious-Metals Sector” requires the affirmative vote of a 1940 Act Majority of shares entitled to vote at the Annual Meeting. Abstentions and Broker Non-Votes will have the effect of a vote against this proposal.

The matter described in “Proposal 3 – Approval By Separate Votes, of the Elimination Of Each Of The Company’s Other Fundamental Investment Policies Described In Proposal 3A-3N” requires the affirmative vote of a 1940 Act Majority of shares entitled to vote at the Annual Meeting. Abstentions and Broker Non-Votes will have the effect of a vote against this proposal.

The matter described in “Proposal 4 – Election of the Company’s Board of Directors” requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and Broker Non-Votes will have no effect on the vote for this proposal.

The matter described in “Proposal 5 – Ratification and Approval of the Appointment of the Independent Auditors and Authorization for the Audit and Ethics Committee of the Board of Directors to Set the Auditors’ Remuneration” requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and Broker Non-Votes will have no effect on the vote for this proposal.

Confidentiality of Proxies

The Company’s policy is that proxies identifying individual shareholders are private except as necessary to determine compliance with law, to assert or defend legal claims, in a contested proxy solicitation or in the event that a shareholder makes a written comment on a proxy card or an attachment to it.

Cost of Proxy Solicitations; Shareholder Communications

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of shares. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally, by telephone or by email without additional compensation. The Company has engaged Campaign Management as its proxy solicitor.

Shareholders may send written communications to the Board to the attention of the Board of Directors, c/o ASA Gold and Precious Metals Limited, 190 Middle Street, Suite 301, Portland, ME 04101. Shareholder communications must be signed by the shareholder and identify the number of shares held by the shareholder. Each properly submitted shareholder communication will be provided to the Board at its next meeting or, if such communication requires more immediate attention, it will be forwarded to the directors promptly after receipt.

BLUE PROXY CARD

Asa Gold And Precious Metals Limited

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Asa Gold And Precious Metals Limited for the upcoming Annual Meeting of Stockholders

YOU CAN VOTE TODAY USING ANY OF THE FOLLOWING METHODS:

Submit your proxy by Internet:

Please access **www.fcrvote.com/ASA** Then, simply follow the easy instructions on the voting site. You will be required to provide the unique Control Number printed below.

OR

Submit your proxy by Telephone:

Please call toll-free in the U.S. or Canada at **1-866-402-3905** on a touch-tone telephone. Then, simply follow the easy voice prompts. You will be required to provide the unique Control Number printed below.

OR

Submit your proxy by Mail:

If you do not have access to the internet a touch-tone telephone, please complete, sign, date and return the proxy card in the enclosed envelope.

CONTROL NUMBER

You may submit your proxy by telephone 24 hours a day, 7 days a week. Your internet or telephone vote authorizes the Proxyholder(s) to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

ASA
Gold and Precious Metals Limited

Annual Meeting of Shareholders

To be held on December 11, 2026

This BLUE proxy card is Solicited on Behalf of the Board of Directors Gold And Precious Metals Limited

This proxy is being solicited on behalf of the Board of Directors of ASA Gold and Precious Metals Limited (the "Company"). The undersigned hereby appoints as proxies James Chekos and Paul Kazarian, and each of them (with power of substitution), to vote all of the undersigned's shares in the Company held on the record date at the Annual General Meeting of Shareholders to be held virtually on December 11, 2026 at 9:00 a.m., Eastern Time, and any adjournment or postponement thereof (the "Meeting"), with all the power the undersigned would have if personally present. Please refer to the Proxy Statement for instructions on how to participate in the Virtual Meeting.

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" each Proposal, with discretionary power to vote upon such other business as may properly come before the Meeting.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS THE BOARD RECOMMENDS

TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THIS BLUE PROXY CARD PROMPTLY USING POSTAGE-PAID ENVELOPE PROVIDED.

(continued and to be signed on the reverse side)

ASA

Gold and Precious Metals Limited

[X] Please mark vote as in this sample

	FOR	AGAINST	ABSTAIN
Proposal 3A: To approve the elimination of the fundamental policy on issuance of senior securities.	☐	☐	☐
Proposal 3B:To approve the elimination of the fundamental policy on short sales, purchases on margin and put and call options.	☐	☐	☐
Proposal 3C:To approve the elimination of the fundamental policy on borrowing.	☐	☐	☐
Proposal 3D:To approve the elimination of the fundamental policy on underwriting securities of other issuers.	☐	☐	☐
Proposal 3E: To approve the elimination of the fundamental policy on purchase or sales of real estate and real estate mortgage loans.	☐	☐	☐
Proposal 3F: To approve the elimination of the fundamental policy on purchase or sale of commodities or commodity contracts.	☐	☐	☐
Proposal 3G: To approve the elimination of the fundamental policy on loans.	☐	☐	☐
Proposal 3H: To approve the elimination of the fundamental policy on investment in securities of other investment companies.	☐	☐	☐
Proposal 3I: To approve the elimination of the fundamental policy on investments of cash.	☐	☐	☐
Proposal 3J: To approve the elimination of the fundamental policy on purchase of securities of new issuers.	☐	☐	☐
Proposal 3K:To approve the elimination of the fundamental policy on purchase of securities issued by brokers, dealers, underwriters, investment advisers and insurance companies.	☐	☐	☐
Proposal 3L: To approve the elimination of the fundamental policy on purchase of securities of certain related entities.	☐	☐	☐
Proposal 3M: To approve the elimination of the fundamental policy on pledge or mortgage of assets.	☐	☐	☐
Proposal 3N: To approve the elimination of the fundamental policy on participation in trading account.	☐	☐	☐

4. Election of Directors

	FOR	AGAINST	ABSTAIN
01. Maryann Bruce	☐	☐	☐
02. Karen Caldwell	☐	☐	☐
03. Ketu Desai	☐	☐	☐
04. Paul Kazarian	☐	☐	☐
05. Neal Neilinger	☐	☐	☐

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting.

Date: ______________________________

____
Signature

____
Signature (If jointly held)

____
Title(s)

Please sign EXACTLY as name appears at the left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full related title. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

The information in this preliminary statement of additional information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED November 9, 2026

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE BDC CONVERSION OF

ASA GOLD AND PRECIOUS METALS LIMITED

This Statement of Additional Information (“SAI”) is available to shareholders of ASA Gold and Precious Metals Limited (the “Company”), in connection with the proposed conversion of the Company from a Bermuda-domiciled, registered closed-end investment company into a Delaware-domiciled business development company (“BDC”) regulated under the Investment Company Act of 1940, as amended (the “BDC Conversion”).

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated November 9, 2026 and filed on Form N-14 with the Securities and Exchange Commission (“SEC”) relating to the proposed BDC Conversion (the “Proxy Statement/Prospectus”). A copy of the Proxy Statement/Prospectus and other information may be obtained without charge by calling (207) 347-2000 or from the Company’s website (https://www.asaltd.com). The information contained in, or that can be accessed through, the Company’s website is not part of the Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings assigned to them in the Proxy Statement/Prospectus.

This SAI is dated November 9, 2026.

INVESTMENT MANAGER

Saba Capital Management, L.P. (the “Investment Manager” or “Saba”) will serve as investment adviser to the Company following the BDC Conversion, subject to the oversight of the Board. Saba is a global alternative asset management firm that seeks to deliver superior risk-adjusted returns for a diverse group of clients. Founded in 2009 by Boaz Weinstein, the firm is a pioneer of credit relative value strategies and capital structure arbitrage. At Saba, Mr. Weinstein leads a team of approximately 85 professionals. In 2021, Risk.net named Saba Hedge Company of the Year.

The principal executive office of the Investment Manager is 405 Lexington Ave., 58th Floor, New York, NY 10174. Upon implementation of the BDC Conversion, the principal executive office of the Company will also be 405 Lexington Ave., 58th Floor, New York, NY 10174.

PORTFOLIO MANAGERS

Following the BDC Conversion, Boaz Weinstein and Paul Kazarian will serve as the Company’s portfolio managers and will have sole investment and dispositive control over all portfolio Company investments held by the Company as of the External Manager Transition and over all other new investments.

Boaz Weinstein is the founder and Chief Investment Officer of Saba. Mr. Weinstein founded Saba in 2009 as a lift-out of the Deutsche Bank proprietary credit trading group he started in 1998. Previously, Mr. Weinstein worked at Deutsche Bank for eleven years, the last eight years as Managing Director (a title he achieved at age 27). Throughout his career at Deutsche Bank, Mr. Weinstein had dual responsibility for proprietary trading and market making. In 2008, Mr. Weinstein was promoted to Co-Head of Global Credit Trading, overseeing a group of 650 investment professionals. He was also a member of the Global Markets Executive Committee. Mr. Weinstein graduated from the University of Michigan, Ann Arbor, with a BA in Philosophy. He achieved the title of National Master in chess at age 16.

Paul Kazarian joined Saba in March 2013. Mr. Kazarian is a Portfolio Manager who focuses on the closed-end fund strategy and exchange traded products, including ETF arbitrage. In addition, Mr. Kazarian serves on the Board of Trustees and is Principal Executive Officer of ASA Gold and Precious Metals Limited (ticker: ASA). Mr. Kazarian is also Principal Executive Officer of both Saba Capital Income & Opportunities Fund (ticker: BRW) and Saba Capital Income and Opportunities Fund II (ticker: SABA). Prior to Saba, Mr. Kazarian was a Director at RBC Capital Markets in the Global Arbitrage and Trading Group from 2007 to 2013. While there, Mr. Kazarian was responsible for the development and management of the Fixed Income ETF Group and also responsible for overseeing other ETF and index strategies. Prior to RBC, Mr. Kazarian worked as a technology analyst at Merrill Lynch. Mr. Kazarian holds a BA in Political Science from Bates College.

Other Accounts Managed

Saba does not currently manage funds with a standalone principal investment strategy that is substantially similar to that which Saba has proposed for the Company. Each of the portfolio managers manages other investment vehicles and accounts with investment objectives and strategies that may overlap, in whole or in part, with the Company’s strategies.

The following table sets forth information about funds and accounts (including the Company) for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of September 30, 2026.

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	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Boaz Weinstein	4	14	7	$1,093,000,000	$5,304,000,000	$417,000,000
Paul Kazarian	4	13	6	$1,093,000,000	$4,638,000,000	$369,000,000

Compensation

The portfolio managers are compensated by Saba and do not receive any direct compensation from the Company. The portfolio managers receive a base salary from Saba, and their total compensation generally consists of a fixed base salary and a discretionary bonus. The discretionary bonus is generally based on a number of factors, including, but not limited to, the profitability of Saba, the performance of accounts managed by the portfolio manager and other qualitative factors.

Ownership of Securities

The Board expects each of the proposed portfolio managers to make meaningful personal investments into the Company’s shares, which is expected to align the interests of the portfolio management team with shareholders. Information about the dollar range of shares beneficially owned by each portfolio manager will be provided in the Company’s annual report on Form 10-K following the BDC Conversion.

PROXY VOTING POLICIES AND PROCEDURES

Following the BDC Conversion, the Investment Manager will be responsible for voting proxies relating to the Company’s portfolio securities in accordance with the Investment Manager’s proxy voting policies and procedures. The Investment Manager shall be responsible for reporting the Company’s proxy voting activities as required by the Securities and Exchange Commission.

The Investment Manager’s proxy voting policies are designed to ensure that proxies are voted in the best interests of its clients, including the Company. The Investment Manager’s proxy voting policies address various topics, including, but not limited to, boards of directors, executive compensation, capital structure, corporate governance, shareholder proposals and environmental and social issues. Saba’s proxy voting policies are attached hereto as Appendix A.

Information on how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge on the Company’s website at www.asaltd.com and (ii) on the SEC’s website at http://www.sec.gov. A copy of the Investment Manager’s proxy voting policies and procedures is attached to this SAI as Appendix A.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The policy of the Company regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Company’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Company believes that a requirement always to

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seek the lowest possible commission cost could impede effective portfolio management and preclude the Company and the Investment Manager from obtaining a high quality of brokerage and research services.

The Investment Manager owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Company has adopted policies and procedures that prohibit the consideration of sales of the Company’s shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

Soft Dollar Practices

The Investment Manager does not expect to use soft dollars to any notable extent in connection with its management of the Company’s assets. In considering whether to approve the New Management Agreement, the Board noted the Investment Manager’s anticipated soft dollar practices.

Brokerage Commissions

Since the Company has not yet commenced operations as a BDC, the Company has not paid any brokerage commissions under the income-oriented credit strategy that will be pursued following the BDC Conversion. The amount of brokerage commissions paid by the Company in future periods will depend on various factors, including the size of the Company’s portfolio, portfolio turnover and the nature of the Company’s investments.

FEDERAL INCOME TAX MATTERS

A summary of certain material U.S. federal income tax considerations for shareholders is set forth in the Proxy Statement/Prospectus under the heading “Federal Income Tax Consequences of the BDC Conversion.” The following is a general and abbreviated summary of certain additional provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations presently in effect as they are expected to directly govern the taxation of the Company and its shareholders following the BDC Conversion. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Company transactions. Holders of common shares are advised to consult their own tax advisers for more detailed information concerning the U.S. federal income taxation of the Company and the income tax consequences to its holders of common shares.

If the BDC Conversion is effectuated, the Company intends to elect to be treated as a RIC under Subchapter M of the Code for U.S. federal income tax purposes beginning with its first taxable year that begins after its election to be a BDC. As a RIC, the Company generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its stockholders.

RIC Election and Qualification

To obtain and maintain RIC tax treatment, the Company must, among other things, meet specified source-of-income, asset-diversification and annual distribution requirements. Specifically, the Company must (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in stock, securities or currencies, or net income

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derived from an interest in a “qualified publicly traded partnership” (the “90% Income Test”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year, (a) at least 50% of the value of its total assets is represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested (x) in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, (y) in the securities (other than securities of other RICs) of any two or more issuers that the Company controls and that are determined to be engaged in the same, similar, or related trades or businesses, or (z) in the securities of one or more qualified publicly traded partnerships (the “Diversification Requirements”).

In addition, as a RIC, the Company must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses (the “Annual Distribution Requirement”). To the extent it does not distribute all of its net capital gain or retains all or a portion of its “investment company taxable income,” the Company will be subject to U.S. federal income tax. The Company may also be subject to a nondeductible 4% U.S. federal excise tax on certain undistributed income if it does not distribute, during each calendar year, an amount at least equal to the sum of (i) 98% of its ordinary income for such calendar year, (ii) 98.2% of its capital gain net income for the one-year period ending October 31 of such calendar year, and (iii) 100% of any ordinary income and capital gain net income not distributed in prior years and on which the Company did not pay U.S. federal income tax.

Failure to Qualify as a RIC

If the Company fails to qualify for RIC tax treatment for any reason and remains or becomes subject to corporate income tax, the resulting corporate taxes could substantially reduce the Company’s net assets, the amount of income available for distribution and the amount of the Company’s distributions, and could have a material adverse effect on the total return, if any, obtainable from an investment in the Company’s common shares. The Company would be subject to U.S. federal income tax on all of its taxable income at regular corporate rates, regardless of any distributions to shareholders. Such taxes would reduce the Company’s assets and income available for distributions. Distributions generally would be taxable to shareholders as ordinary dividend income (and may be eligible for reduced rates applicable to qualified dividend income) to the extent of the Company’s current and accumulated earnings and profits. To qualify again as a RIC in a subsequent year, the Company would be required to distribute to shareholders its earnings and profits attributable to non-RIC years.

Taxation of U.S. Shareholders. Distributions of the Company’s investment company taxable income generally will be taxable to U.S. shareholders as ordinary income to the extent of the Company’s current and accumulated earnings and profits, whether paid in cash or reinvested, and generally are not expected to be eligible for the reduced rates applicable to qualified dividend income or the dividends-received deduction. Distributions properly reported by the Company as capital gain dividends will be taxable as long-term capital gain, regardless of how long the U.S. shareholder has held its shares. The Company may retain some or all of its net capital gain and designate the retained amount as a deemed distribution, in which case U.S. shareholders will include their share in income as long-term capital gain, will be entitled to a credit for their share of the tax paid by the Company and will increase their basis in their shares by the difference. Distributions in excess of earnings and profits will be treated as a return of capital to the extent of a U.S. shareholder’s basis and thereafter as capital gain. A U.S. shareholder generally will recognize capital gain or loss on a sale or other disposition of its shares, and any loss on shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to those shares. Certain U.S. shareholders may be subject to an additional 3.8% tax on net investment income.

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Taxation of Non-U.S. Shareholders. Distributions of investment company taxable income to non-U.S. shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower applicable treaty rate), except to the extent properly reported as interest-related dividends or short-term capital gain dividends, which generally are exempt from withholding. Capital gain dividends generally will not be subject to U.S. federal income tax for non-U.S. shareholders, unless the distributions are effectively connected with a U.S. trade or business or, in the case of an individual, the individual is present in the United States for 183 days or more during the taxable year. Non-U.S. shareholders should consult their tax advisors.

Backup Withholding and FATCA. The Company may be required to withhold U.S. federal income tax (backup withholding) from distributions and redemption proceeds payable to shareholders that fail to provide a correct taxpayer identification number or certify that they are not subject to backup withholding. In addition, under the Foreign Account Tax Compliance Act (“FATCA”), the Company generally will be required to withhold 30% of distributions to certain non-U.S. entities that fail to comply with applicable reporting and certification requirements.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Company is JP MORGAN CHASE BANK, N.A., whose principal business address is 1111 Polaris Parkway, Columbus, Ohio 43240. The custodian is responsible for, among other things, receipt of and disbursement of funds from the Company’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Company portfolio securities.

Computer Share Trust Company, NA, whose principal business address is 250 Royall Street, Canton, MA 02021, serves as the Company’s transfer agent with respect to the common shares.

SUPPLEMENTAL FINANCIAL INFORMATION AND EXPERTS

The following supplemental financial information is provided pursuant to Rule 6-11(d) of Regulation S-X.

Tables showing the current fees of the Company and the pro forma fees of BDC NewCo following the BDC Conversion are included under “Comparative Fees and Expenses” in Section I of this Proxy Statement/Prospectus and is incorporated herein by reference.

In connection with the BDC Conversion, over time, the Company expects to sell substantially all of its portfolio holdings, given BDC NewCo’s new investment objective and strategy. The pace and extent of such sales will depend on a variety of factors, including market conditions, the liquidity of the holdings, trading costs, the expected timing and subscription interest in potential tender offers described below, the availability of attractive investments consistent with the BDC’s investment objective, and the U.S. federal income tax consequences to the Company and its stockholders.

Other than in income tax matters described elsewhere in this Proxy Statement/Prospectus, there are no material changes to the Company’s accounting policies expected as a result of the BDC Conversion.

The financial statements and financial highlights of the Company contained in its Annual Report have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, as set forth in their reports thereon. In reliance upon such reports given on the authority of such firm as experts in accounting and auditing, the audited financial statements and financial highlights and related independent registered

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public accounting firm’s report for the Company, contained in the Company’s Annual Report for the fiscal year ended November 30, 2025, are incorporated herein by reference. The unaudited financial statements and financial highlights of the Company contained in its Semi-Annual Report for the period ended May 31, 2026 are also incorporated herein by reference. The principal business address of Tait, Weller & Baker LLP is 50 South 16th Street, Suite 2900, Philadelphia, PA 19102

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Company offered hereby, has been filed by the Company with the SEC. The Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Company and the common shares offered hereby, reference is made to the Registration Statement, copies of which may be examined without charge at the SEC’s offices at 100 F Street N.E., Washington, D.C. 20549. Copies of all or any portion of the Registration Statement may be obtained from the SEC upon payment of prescribed fees. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC at http://www.sec.gov.

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APPENDIX A

SABA CAPITAL PROXY VOTING POLICY

Proxy Voting and Class Action Policies and Procedures

The Firm makes investments on behalf of the Clients it advises in securities of public and private issuers. The Firm has the authority to vote proxies relating to such securities on behalf of the Clients. Rule 206(4)-6 of the Advisers Act places a variety of requirements on advisers who have such authority. Each of Saba Capital and Saba LT has adopted policies and procedures to ensure proxies are voted in compliance with the Advisers Act and in the best interest of their respective Client(s) (the “Policy”).

Proxy Voting Policy for Saba Capital

A.	General Policy for Clients That Are Private Funds, Separately Managed Accounts, and Non-U.S. Public Investment Funds

The Firm’s general policy is to vote proxy proposals, amendments, consents, or resolutions relating to investments in securities by Clients, including interests in Private Funds, if any (collectively “proxies”), in a manner that it believes serves the best interests of the Clients. The Firm has engaged Broadridge Financial Solutions, Inc. to compile and vote all proxy ballots on behalf of the Firm, using specific guidelines and recommendations provided by Glass, Lewis & Co., LLC (“Glass Lewis”).1

With respect to Clients that are Private Funds, separately managed accounts, or non-U.S. public investment funds and in connection with proposals relating to investments in the Firm’s closed-end fund and dislocation strategy (the “Closed-End Fund and Dislocation Strategy Investments”) including but not limited to closed-end funds, investment trusts, real estate investment trusts (“REITs”), business development companies (“BDCs”), interval funds, tender offer funds, and other similar investments, the Firm will (1) generally vote in favor of liquidation, open-ending, and tender offers; non-continuation against entrenched boards of directors and/or investment managers; and in favor of other similar votes that the Firm, in good faith, believes can potentially positively impact (i.e., narrow) a Closed-End Fund and Dislocation Strategy Investment’s discount (collectively, “Discount Recommendations”) and (2) for all other Closed-End Fund and Dislocation Strategy Investment-related matters, generally vote in accordance with Glass Lewis or in accordance with Sections B or D hereof. In certain situations, Saba may elect to abstain from voting a proxy if it believes that such abstention is in the best interests of the relevant Clients or if a Mirror Vote (as defined below) is not operationally feasible.

In the event the Firm believes that it may have a conflict of interest relative to a specific proxy vote for a Client portfolio holding (including a Closed-End Fund and Dislocation Strategy Investment holding), the Firm shall vote such proxies, on behalf of its Clients in accordance with any of the following, in the Firm’s good faith: (i) the recommendation of Glass Lewis or (ii) in accordance with Section D hereof (the foregoing is hereby referred to as the “Conflicts Voting Procedure”).

B.	Overrides With Respect to Votes On Behalf of Clients That Are Private Funds, Separately Managed Accounts, and Non-U.S. Public Investment Funds

The Firm may, from time to time, determine that it is in the best interests of its Clients, who are Private Funds, separately managed accounts, or non-U.S. public investment funds, to depart from (i) specific Glass Lewis recommendations and (ii) Discount Recommendations, such as where a portfolio manager has a view on a particular issuer or corporate action that deviates from such recommendations. Investment professionals deviating from these recommendations must provide Compliance with a written explanation of the reason for the deviation, except with respect to proxy proposals relating to Closed-End Fund and Dislocation Strategy Investments that are in favor of liquidation, open-ending or tender offers, or against entrenched directors.

1 Glass, Lewis & Co., LLC is an independent proxy research and voting solutions firm, which has detailed policies and procedures dictating voting recommendations. They regularly disclose any conflicts of interest related to their services and voting recommendations, and have controls and safeguards to mitigate potential conflicts. The Firm maintains copies of their proxy voting policy and guidelines on site, and they are also available for viewing at http://www.glasslewis.com/resource/.

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C.	Registered Fund Proxy Policy

With respect to Clients that are Registered Funds and/or U.S. registered investment companies registered under the Investment Company Act, the Firm has undertaken the responsibility to vote proxies for securities held by the Registered Funds. Proxies for the portfolio securities are voted in accordance with the Registered Funds’ proxy voting guidelines, which are set forth in the applicable governing documents. When one of the Registered Funds exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Registered Funds (and in the case of ETF, pursuant to Section 12(d)(1)(F) of the Investment Company Act), the Firm will generally (i) seek instruction from the applicable Registered Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, (ii) vote the shares held by the Registered Funds in the same proportion as the vote of all other holders of the securities of the investment company (“Mirror Vote”), unless operationally infeasible, in which case the Registered Funds may abstain (in either case, an “Established Voting Method”). Under circumstances where the Investment Company Act does not call for an Established Voting Method, the Firm will generally vote Registered Fund client proxies in its discretion in the same manner as it votes proxies of securities held by other Clients in accordance with policies set forth above in Section A, provided that, (i) the Registered Funds’ investment in the securities whose proxies are being voted (‘Registered Fund Investment”) was made pursuant to the exemptive order granted by the Staff the U.S. Securities and Exchange Commission to the Firm and its affiliates permitting certain joint transactions otherwise prohibited by Sections 17(d) and 57(a)(4) of the Investment Company Act (see Investment Company Act Release Nos. 36094 (notice) and 36157 (order)) and (ii) the Registered Fund Investment was approved by the “Required Majority” of the Board of the Registered Fund Client (as such term is defined by the Investment Company Act). For purposes of this Appendix V, all references to “investment companies” in the context of an investment and not a Client shall be deemed to include both U.S. registered investment companies registered under the Investment Company Act and other similar investments in public investment funds subject as such to non-U.S. regulation, including but not limited to, U.K. investment trusts, Australian closed-end funds, and other public non-U.S. Closed-End Fund and Dislocation Strategy Investments.

D.	Consent of Majority of Independent Directors or Certain Investors

The Firm may seek, with respect to one or more but not all Clients, the consent of the majority of the independent directors of any such Client (the “Independent Board”) and vote in accordance with the recommendation adopted by the majority of such Independent Board. Additionally, the Firm, with respect to Private Funds, separately managed accounts, or non-U.S. public investment funds, may seek the consent of all investors or shareholders, as applicable, or, in the case that the Firm is a sub-adviser to a fund, such fund’s adviser, and vote in accordance with the recommendation adopted by such investors or shareholders, as applicable, or adviser.

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E.	Record of Proxy Voting

The Firm will maintain, or have available, (i) written or electronic copies of each proxy statement received and of each executed proxy, (ii) a record of all Firm proxy votes, (iii) a record of any Firm determination to follow the Conflicts Voting Procedure and the rationale therefor, and (iv) a record of any override to Glass Lewis recommendations and documented rationale and analysis that were material to making the voting decision.

The Firm will also maintain a record of each written request from an investor for proxy voting information and the Firm's written response to any request (oral or written) from an investor for proxy voting information.

As Glass Lewis is the Firm’s proxy voting vendor, Compliance performs a review, at least annually, of potential conflicts of interest related to Glass Lewis consistent with SEC guidance.2,3

2 Commission Interpretation and Guidance Regarding the Applicability of the Proxy Rules to Proxy Voting Advice, Exchange Act Release No. 34-86721 (Aug. 21, 2019), available at https://www.sec.gov/rules/interp/2019/34-86721.pdf.

3 Commission Guidance Regarding Proxy Voting Responsibilities of Investment Advisers, Investment Advisers Act Release No. IA-5325 and Investment Company Act Release No. IC-33605 (Aug. 21, 2019), available at https://www.sec.gov/rules/interp/2019/ia-5325.pdf.

1.

An explanation of the methodology underlying the voting advice, including material deviations from the proxy advisory firm’s publicly announced guidelines or standard methodologies, if omitting such an explanation would make the voting advice materially false or misleading;

2.

To the extent the proxy voting advice is based on third-party sources or is otherwise not solely based on the issuer’s public disclosures, disclosure about these sources and the extent to which the information differs from the issuer’s public disclosures, if the differences are material and failure to disclose would make the voting advice false or misleading; and

3.	Disclosures about material conflicts of interest associated with providing the proxy voting advice that are sufficient to enable the Firm to make an assessment of the conflicts.

Proxy Voting Policy for Saba LT

The Clients, which trade pursuant to a high turnover strategy, will abstain from voting proxies, as Saba LT has concluded that under ordinary circumstances, the voting of proxies for these Clients would not be in their best interests because (a) it would divert resources away from the implementation of the Clients’ trading strategies and (b) given the Clients’ high rate of turnover, it is unlikely that securities held on a particular record date would remain in the portfolio on the date of the vote.

Notwithstanding the above, in certain limited circumstances, Saba LT may cast proxies for the Clients. Saba LT does not expect any conflicts in its proxy voting practices; however, the CCO will seek to identify any potential conflict of interest inherent in Saba LT’s votes, determine whether any such conflict is “material” (as interpreted by the SEC), and address such conflict in the best interests of the Clients.

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Class Actions for both Saba Capital and Saba LT

Class Actions

The Firm does not commit to participate in all class actions that may arise with regard to Client portfolio securities. Upon receipt of class action information, Compliance should evaluate the costs versus the benefits of participation in the suit for each pertinent Client. Unless Compliance determines that it would be in the best interests of its Clients, the Firm will not participate in the class action on behalf of the Client.

Employees must notify Compliance if they are aware of any material conflict of interest associated with Clients’ participation in class actions.

The Firm generally does not serve as the lead plaintiff in class actions because the costs of such participation typically exceed any extra benefits that accrue to lead plaintiffs.

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PART C

OTHER INFORMATION

Item 15. Indemnification

The Company’s charter documents provide that the Company will indemnify its directors and officers against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), subject to applicable legal restrictions.

Item 16. Exhibits

(1) (a) Memorandum of Association of ASA Gold and Precious Metals Limited - Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 (File No. 333-298862), filed on October 23, 2026.

(b) Certificate of Deposit of Memorandum of Increase of Share Capital of ASA Gold and Precious Metals Limited - Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 (File No. 333-298862), filed on October 23, 2026.

(c) Form of Certificate of Incorporation of Saba BDC, Inc. - Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 (File No. 333-298862), filed on October 23, 2026.

(2) (a) Amended and Restated Bye-laws of ASA Gold and Precious Metals Limited - Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 (File No. 333-298862), filed on October 23, 2026.

(b) Form of Bylaws of Saba BDC, Inc. - Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 (File No. 333-298862), filed on October 23, 2026.

(3) Not Applicable.

(4) Not Applicable.

(5) Not Applicable.

(6) (a) Investment Management Agreement between the Registrant and Saba Capital Management, L.P. - Incorporated herein by reference to Registrant’s initial Registration Statement on Form N-14 (File No. 333-298862), filed on September 10, 2026.

(7) Not Applicable.

(8) Not Applicable.

(9) Custody Agreement- Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 (File No. 333-298862), filed on October 23, 2026.

(10) Not Applicable.

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(11) Opinion and consent of counsel - Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 (File No. 333-298862), filed on October 23, 2026.

(12) Tax opinion - Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 (File No. 333-298862), filed on October 23, 2026.

(13) Not Applicable.

(14) (a) Consent of independent registered public accounting firm*

(b) Awareness Letter of Independent Registered Public Accounting Firm*

(15) Not Applicable.

(16) Not Applicable.

(17) Not Applicable.

(18) Calculation of Filing Fee Tables - Incorporated herein by reference to Registrant’s initial Registration Statement on Form N-14 (File No. 333-298862), filed on September 10, 2026.

*	Filed herewith.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file by post-effective amendment the opinion of counsel required with respect to the tax consequences of the BDC Conversion within a reasonably prompt time after receipt of such opinion.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 4th day of November, 2026.

ASA GOLD AND PRECIOUS METALS LIMITED

By:	/s/ Paul Kazarian
Paul Kazarian
Title: President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated above:

Signature	Title

/s/ Paul Kazarian	President, Principal Executive Officer and Director
Paul Kazarian

/s/ Troy Statczar	Principal Financial Officer, Treasurer
Troy Statczar

/s/ Maryann Bruce	Director
Maryann Bruce

/s/ Karen Caldwell	Director
Karen Caldwell

/s/ Ketu Desai	Director
Ketu Desai

/s/ Neal Neilinger	Director
Neal Neilinger

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EXHIBIT INDEX

Exhibit No.	Name of Exhibit
(14)(a)	Consent of independent registered public accounting firm
(b)	Awareness Letter of Independent Registered Public Accounting Firm